                                                                   EXHIBIT 10.23


Recording requested by and
when recorded mailed to:

Pasadena Community Development Commission           RECORDED IN OFFICIAL RECORDS
c/o Weiser, Kane, Ballmer & Berkman                   OF LOS ANGELES COUNTY, CA
354 South Spring Street, Suite 420
Los Angeles, California 90013                        DECEMBER 20, 1985 AT 8 A.M.
Attn: James Dexter Clark, Esq.
                                                          Recorder's Office

                                                            FEE $127.00


                                AIR SPACE LEASE


                                 by and between


                   PASADENA COMMUNITY DEVELOPMENT COMMISSION,

                                             Commission,


                                      and


                 MAGUIRE/THOMAS PARTNERS/PASADENA CENTER, LTD.

                                             Lessee.





                                                                        12-19-85

                               TABLE OF CONTENTS

                               (Air Space Lease)

                                                                            Page
                                                                            ----

I.   [Section 100]  SUBJECT OF LEASE                                          1
     A.   [Section 101]  Purpose of the Lease                                 1
     B.   [Section 102]  The Redevelopment Plan                               1
     C.   [Section 103]  The Redevelopment Project Area                       1
     D.   [Section 104]  The Demised Premises                                 1
     E.   [Section 105]  Parties to the Lease                                 2
          1.   [Section 106]  Commission                                      2
          2.   [Section 107]  Lease                                           2
II.  [Section 200]  LEASE OF THE SITE                                         2
     A.   [Section 201]  Lease                                                2
     B.   [Section 202]  Term of the Lease                                    2
     C.   [Section 203]  Option to Renew the Lease                            3
III. [Section 300]  RENT                                                      4
     A.   [Section 301]  Minimum Annual Rent                                  4
          1.   [Section 302]  Amount                                          4
          2.   [Section 303]  Payment of Minimum Annual Rent                  5
     B.   [Section 304]  Additional Rent                                      5
          1.   [Section 305]  Amount                                          5
          2.   [Section 306]  Payment of Additional Rent                      6
               a.   [Section 307]  Payment of Estimated Additional Rent       6
               b.   [Section 308]  Adjustment of Additional Rent at
                                   Year End                                   7
               c.   [Section 309]  Certified Statement of Additional
                                   Rent                                       7
     C.   [Section 310]  Supplemental Rent                                    7
     D.   [Section 311]  No Set-off, Counterclaim or Deduction                8
     E.   [Section 312]  Non-Subordination of Rent or Other Sums;             8
                         Non-Recourse Lease

                                                                            Page
                                                                            ----
      F.  [Section 313]  Delinquency In Rental Payment;
                         Collection of Rents                                  8

      G.  [Section 314]  Right to Inspection and Audit of Records             9

IV.   [Section 400]  DEVELOPMENT OF THE DEMISED PREMISES                      9

V.    [Section 500]  USE OF THE DEMISED PREMISES AND THE IMPROVEMENTS        10

      A.  [Section 501]  Use of the Demised Premises                         10

      B.  [Section 502]  Management of the Demised Premises and the
                         Improvements                                        11

      C.  [Section 503]  Obligation to Refrain from Discrimination           12

      D.  [Section 504]  Form of Nondiscrimination and Nonsegregation
                         Clauses                                             12

      E.  [Section 505]  Rights of Access - Public Improvements and
                         Facilities                                          13

      F.  [Section 506]  Quiet Enjoyment                                     13

      G.  [Section 507]  Reciprocal Easements                                13

VI.   [Section 600]  TAXES, ASSESSMENTS AND OTHER CHARGES                    14

      A.  [Section 601]  Utilities                                           14

      B.  [Section 602]  Impositions (Including Taxes and Assessments)       15

          1.  [Section 603]  Payments Generally                              15

          2.  [Section 604]  Payments of Impositions in Installments         15

          3.  [Section 605]  Right to Cure                                   15

          4.  [Section 606]  Evidence of Payment                             16

          5.  [Section 607]  Permitted Contests                              16

          6.  [Section 608]  Notice of Possessory Interest;
                             Payment of Taxes and Assessments on
                             Value of Entire Property                        16

      C.  [Section 609]  Other Liens                                         17

VII.  [Section 700]  OWNERSHIP OF AND RESPONSIBILITY FOR IMPROVEMENTS        17

      A.  [Section 701]  Ownership During Term                               17

      B.  [Section 702]  Ownership at Termination                            17

      C.  [Section 703]  Maintenance and Repair of Improvements              18

      C.  [Section 704]  Waste                                               18

                                                                            Page
                                                                            ----
      E.  [Section 705]  Alteration of Improvements                          18

      F.  [Section 706]  Damage or Destruction                               19

      G.  [Section 707]  Damage or Destruction During Final Years of Term    20

      H.  [Section 708]  Construction Performance and Labor and Material
                         (Payment) Bonds; Indemnification                    20

VIII. [Section 800]  ASSIGNMENT, SUBLETTING, TRANSFER                        21

      A.  [Section 801]  Warranty Against Speculation                        21

      B.  [Section 802]  Conditions for Transfer                             22

IX.   [Section 900]  MORTGAGES                                               23

      A.  [Section 901]  Leasehold Mortgages                                 23

      B.  [Section 902]  Rights and Obligations of Leasehold Mortgagees      25

      C.  [Section 903]  Commission's Right to Cure Lessee's Defaults on
                         Leasehold Mortgages                                 26

      D.  [Section 904]  Non-Merger                                          27

      E.  [Section 905]  Estoppel Certificate                                27

X.    [Section 1000]  INDEMNIFICATION AND INSURANCE                          27

      A.  [Section 1001]  Indemnification                                    27

      B.  [Section 1002]  Required Insurance                                 28

      C.  [Section 1003]  Definition of "Full Insurable Value"               29

      D.  [Section 1004]  General Insurance Provisions                       29

      E.  [Section 1005]  Failure to Maintain Insurance                      30

      F.  [Section 1006]  Disposition of Insurance Proceeds Resulting
                          from Loss or Damage to Improvements                30

      G.  [Section 1007]  Reconstruction of Parking Facility                 30

XI.   [Section 1100]  EMINENT DOMAIN                                         31

XII.  [Section 1200]  DEFAULTS, REMEDIES AND TERMINATION                     32

      A.  [Section 1201]  Defaults - General                                 32

      B.  [Section 1202]  Legal Actions                                      32

          1.  [Section 1203]  Institution of Legal Actions                   32

                                                                            Page
                                                                            ----
          2.  [Section 1204]  Applicable Law                                 32

          3.  [Section 1205]  Acceptance of Service of Process               32

          4.  [Section 1206]  Attorney's Fees and Court Costs                33

      C.  [Section 1207]  Rights and Remedies are Cumulative                 33

      D.  [Section 1208]  Remedies of Commission                             33

      E.  [Section 1209]  Remedies and Rights of Termination                 34

      F.  [Section 1210]  Force Majeure Delay in Performance for Causes
                          Beyond Control of Party                            36

      G.  [Section 1211]  Remedies and Rights of Termination by Lessee       36

XIII. [Section 1300]  GENERAL PROVISIONS                                     37

      A.  [Section 1301]  Notices, Demands and Communications between the
                          Parties                                            37

      B.  [Section 1302]  Time of Essence                                    37

      C.  [Section 1303]  Conflict of Interest                               37

      D.  [Section 1304]  Nonliability of Officials and Employees            37

      E.  [Section 1305]  No Partnership                                     37

      F.  [Section 1306]  Compliance with Law                                37

      G.  [Section 1307]  Severability                                       38

      H.  [Section 1308]  Binding Effect                                     38

      I.  [Section 1309]  Captions                                           38

      J.  [Section 1310]  Approvals                                          38

      K.  [Section 1311]  Option to Purchase                                 38

      L.  [Section 1312]  Right of First Refusal                             39

      M.  [Section 1313]  Covenant re: Transfer                              39

XIV.  [Section 1400]  ENTIRE AGREEMENT, WAIVERS AND AMENDMENTS               39

          EXHIBIT A  -  SITE MAP
          EXHIBIT B  -  LEGAL DESCRIPTION
          EXHIBIT C  -  CASH ON CASH RETURN
          EXHIBIT D  -  PROJECTED PARKING REVENUES
          EXHIBIT E  -  PERMITTED AIR SPACE SUBDIVISIONS

                                AIR SPACE LEASE

     THIS AIR SPACE LEASE (the "Lease") is made by and between the PASADENA COMMUNITY DEVELOPMENT COMMISSION ("Commission") and MAGUIRE/THOMAS PARTNERS/PASADENA CENTER, LTD. ("Lessee").

     I.   [Section 100]  SUBJECT OF LEASE

          A.   [Section 101]  Purpose of the Lease

     The purpose of this Air Space Lease is to provide for the lease of the hereinafter defined Demised Premises to Lessee and the development and operation of a major deluxe hotel, related facilities, office building, retail shops, restaurants and a civic garden and court. The lease of the Demised Premises, the development and operation of such facilities pursuant to this Lease, and the fulfillment generally of this Lease, are in the vital and best interests of the City of Pasadena and the health, safety, morals and welfare of its residents, and in accord with the public purposes and provisions of applicable federal, state and local laws and requirements.

          B.   [Section 102]  The Redevelopment Plan

     This Lease is made in accordance with and subject to the Redevelopment Plan for the Downtown Redevelopment Project (the "Redevelopment Plan"), which was approved and adopted by the Board of Directors of the City of Pasadena ("City") by Ordinance No. 5005, and the Second Amended and Restated Owner Participation Agreement including all attachments thereto and plans approved by the Commission pursuant thereto (the "Second Amended OPA") entered into by and between the Commission and Lessee as of December 1, 1985. The Redevelopment Plan and the Second Amended OPA are incorporated herein by reference and made a part hereof as though fully set forth herein. The term "Second Amended OPA" includes all attachments thereto.

     Any further amendment to the Redevelopment Plan (as so approved and adopted) which change the uses or development permitted on the Demised Premises as proposed in the Lease, or otherwise change the restrictions or controls that apply to the Demised Premises, shall require the written consent of Lessee or any successor in interest to the leasehold interest in the Demised Premises which shall not be unreasonably withheld. Amendments to the Redevelopment Plan applying to other property in the Downtown Redevelopment Project area shall not require the consent of Lessee or such successor.

          C.   [Section 103]  The Redevelopment Project Area

     The Downtown Redevelopment Project area is located in the City of Pasadena, California. The Project area is described in the Redevelopment Plan.

          D.   [Section 104]  The Demised Premises

     The "Demised Premises" is the Air Space (which is all of the space beginning at the elevation of the roof of a subterranean parking facility to be constructed on Parcels B and D and extending up to the maximum heights allowed for the Improvements) appurtenant to Parcels B and D and, to the extent paid for by the

Commission with proceeds of that certain tax-exempt financing described in
Section 202, paragraph a, the Air Space appurtenant to Parcel E (beginning at the ground elevation of Parcel E and extending upwards to fifty (50) feet above ground elevation). Parcels B, D and E are described in the Second Amended OPA and are shown on the "Map" (which is attached hereto and incorporated herein as Exhibit A) and have the legal description set forth in Exhibit B which is attached hereto and incorporated herein). The parties agree to amend Exhibit B to add a description of the Demised Premises by providing elevations and such other information as the parties may determine by the time that 100% complete construction drawings are approved by the Commission pursuant to the Second Amended OPA. Such legal description shall be revised as to Phases IA and IB within 15 days after recording a notice of completion as to such phase to which the Improvements of such Phase have been constructed. The Demised Premises are part of the "Site" as defined in the Second Amended OPA. The Site consists of Parcels A, B, C, D, E and F (the "Site"). Exhibit B may be amended so as to provide elevations and more specific descriptions when 100% construction drawings are complete.

          E.  [Section 105] Parties to the Lease

              1.  [Section 106] Commission

     Commission is a public body, corporate and politic, exercising governmental functions and powers and organized and existing under the laws of the State of California.

     The principal office of the Commission is located at 100 North Garfield Avenue, Room 222, Pasadena, California 91109.

     "Commission" as used in this Lease, includes the Commission and any assignee of or successor of its rights, powers and responsibilities.

              2.  [Section 107] Lessee

     Lessee is Maguire/Thomas Partners/Pasadena Center, Ltd., a California limited partnership, comprised of Maguire/Thomas Partners-Pasadena Ltd., a California limited partnership (having Maguire/Thomas Partners, Inc. as its general partner), as its general partner. The principal office of Lessee for purposes of this Lease is 1299 Ocean Avenue, Suite 1000, Santa Monica, California 90401.

     Wherever the term "Lessee" is used herein, such term shall also include any permitted nominee or assignee as herein provided.

II.  [Section 200] LEASE OF THE SITE

     A.  [Section 201] Lease

     For and in consideration of the rents, conditions, covenants and agreements set forth herein, and subject to the conditions set forth in the Second Amended OPA, Commission hereby leases the Site to Lessee and Lessee does hereby take and lease the Site from Commission.

     B.  [Section 202] Term of the Lease

     The term of this Lease (the "Term") shall be the period commencing on October 31, 1986 (the "Effective Date of Lease") or on the date the Demised Premises are delivered to Lessee, if later, and terminating thirty (30) years thereafter or on the date resulting from an earlier termination as hereinafter set forth. The Term of this Lease, and any renewals thereof, is divided into three (3) Sub-Terms:

          1. Sub-Term A shall commence on the Effective Date of Lease and expire at midnight twenty-four (24) months thereafter, or upon the issuance of a Certificate of Completion for Phase 1A of the development on the Demised Premises and Parcels E and F as defined in the Second Amended OPA, whichever is earlier. The Phases of the development of the Demised Premises are defined in the Second Amended OPA.

          2. Sub-Term B shall commence on the date immediately following the expiration of Sub-Term A above and expire five (5) years following the commencement of Sub-Term B.

          3. Sub-Term C shall commence on the date immediately following the expiration of Sub-Term B above and expire upon the final termination of this Lease, and/or any renewal thereof.

     In the event that possession of the premise is not delivered to Lessee prior to December 1, 1986, this Lease may, at Lessee's option, terminate on such date.

     C.   [Section 203] Option to Renew the Lease

     Lessee may, at its option, renew this Lease for three additional periods of ten (10) years each (which shall be deemed included in Sub-Term C as above described), subject to all the provisions of this Lease including, but not limited to, provisions regarding termination. The total of the renewal option periods actually exercised is referred to herein as the "Renewal Term." Lessee's right to the option to renew is subject to the following conditions:

          1. Lessee shall give notice to Commission of its intent to renew the Lease for each of the additional ten (10) year periods at least 180 days prior to the termination of the then existing Term or Renewal Term of the Lease.

          2. Lessee shall not be in default under any provision of this Lease at the time notice of intent to renew is given or on the last day of the existing Term or existing Renewal Term of the Lease, provided however that a leasehold mortgagee may renew this Lease notwithstanding such default by Lessee upon the leasehold mortgagee's curing such default within the time and in the manner provided in section 902 of this Lease.

          3. At the time each notice of intent to renew is given, and on the last day of the Term or Renewal Term of the Lease, the Improvements on the Demised Premises shall be in the condition as prescribed in the Scope of Development and plans approved pursuant to the OPA, less reasonable wear and tear, and excluding damage by casualty which the Lessee is not obligated to repair, and operating in all respects as required by the Second Amended OPA including but not limited to the Declaration of Covenants, Conditions and Restrictions, attached to the Second Amended OPA as Attachment No. 6 ("Covenant Agreement"), or Lessee shall have entered into binding construction contracts to bring the improvements into such condition; and on the last day of the existing term or Renewal Term of the Lease the improvements shall be in such condition and operating in all respects as so required by the Second Amended OPA including but not limited to the Covenant Agreement. In the event that the

Lessee has commenced to cure, correct or remedy any failure to perform any term or provision of this Lease, Lessee may exercise its option to renew as provided in this Section 203, provided however that nothing shall be construed to waive or limit Commission's rights to terminate this Lease upon any default by Lessee, as provided in Article XII.

          4. In lieu of executing a new lease for each additional ten year period, each party shall, at the request of the other, endorse on the original lease or on a true copy of the original lease that party's signature or signatures, the date the option was exercised, and the words "option exercised". Alternatively, each party shall, at the request of the other, execute a memorandum, in recordable form, acknowledging the fact that the option has been exercised and otherwise complying with the requirements of law for an effective memorandum or abstract of lease.

III. [Section 300]  RENT

     A. [Section 301] Minimum Annual Rent

          1. [Section 302] Amount

     Lessee covenants and agrees to pay to Commission, at Commission's address set forth in Section 106 hereof or at such place or to such person as Commission may designate in writing by notice to Lessee, in such coin or currency of the United States as shall at the time of payment be legal tender for the payment of all debts, public or private, an annual basic rental for the Site (hereinafter referred to as the "Minimum Annual Rent") over and above any other additional payments to be made by Lessee as hereinafter provided in this
Lease:

     The Minimum Annual Rent (to be paid in accordance with Section 303 hereof) shall be nine percent (9%) of the value of the Demised Premises (the "Premises Value"). The Premises Value shall be initially established as the Commission's actual cost of acquiring Parcel D (whether previously or subsequently incurred) as described in the Second Amended OPA plus the value of Parcel B, being $3,205,000.00 (the "Initial Premises Value"). The Minimum Annual Rent shall be readjusted on the earlier of (1) the 15th year after the commencement of Sub-Term B or (2) at the time that the Lessee has received fifteen percent (15%) cumulative, cash on cash return (as defined in Exhibit C) for the period beginning with the Effective Date of the Lease through the date of this adjustment (provided however, that the adjusted Minimum Annual Rent shall not exceed an amount which will cause Lessee to receive less than a 15% cash on cash return after such adjustment, assuming all other elements of the cash on cash formula are the same after the adjustment as before). Thereafter readjustments shall occur at the end of each 5 year period after the first readjustment and at the commencement of each renewal period (the "Adjustment Dates").

     The readjusted Minimum Annual Rent shall be determined by the following procedure begun as close to one year before each Adjustment Date as current information will allow. On each Adjustment Date, the Minimum Annual Rent shall be redetermined to be the Fair Market Rental of the Demised Premises. The Fair Market Rental shall be the fair market return, (but not less than 9% per annum until the First Adjustment Date), on the Premises Value assuming the use of Demised Premises as required by this Lease (and taking into consideration all other applicable restrictions of the Second Amended OPA and this Lease), (but not including the value of the Improvements), which value shall be no less than $3,205,000 plus the Acquisition Cost for Parcel D as of the Adjustment Date.

     The Fair Market Rental shall be determined by a real estate appraiser promptly selected by Commission and a real estate appraiser promptly selected by Lessee. If the selected real estate appraisers cannot agree as to the Fair Market Rental within thirty (30) days after the date that both appraisers have been selected, the two appraisers shall promptly select a third real estate appraiser. If both appraisers are unable to select such third appraiser, such appraiser shall be selected by the Presiding Judge of the Superior Court in the County of Los Angeles, State of California, at the request of either appraiser or either party. All appraisers selected pursuant to the provisions hereof shall be impartial and unrelated, directly or indirectly, so far as employment of services is concerned, to any of the parties hereto. Within ten (10) days from the date of the selection of the third appraiser all three appraisers shall meet, and they shall determine the Fair Market Rental within thirty (30) days from the selection of the third appraiser. If the three appraisers are unable to agree within such time, the rental shall then be determined by a majority of the three appraisers, but if a majority cannot agree, then the arithmetic average of the two closest of the three final appraisals shall be deemed to be the Fair Market Rental. Each party shall bear its own expense, except that the expense relating to the selection and services of the third appraiser shall be shared equally by Commission and Lessee. In the event that the appraisers do not determine the Fair Market Rental until after the Adjustment Date, the actual rent paid shall be the rental payment for the previous rental period until such determination is made, at which time the rent shall be adjusted retroactively as of the Adjustment Date.

          2.  [Section 303] Payment of Minimum Annual Rent

     There shall be no Minimum Annual Rent paid during Sub-Term A and Sub-Term
B.

     The Minimum Annual Rent during Sub-Term C shall be paid in equal monthly installments in advance, on the first day of each calendar month during the Term, and any renewal thereof. Such installments of Minimum Annual Rent shall be prorated for any period greater or less than a month on the basis of a thirty (30) day month.

     B.  [Section 304] Additional Rent

          1.  [Section 305] Amount

     In addition to the Minimum Annual Rent, Lessee covenants and agrees to pay to Commission each Calendar Year during Sub-Term C Additional Rent ("Additional Rent") equal to a non-cumulative Ten Percent (10%) of the annual Net Cash Flow from the Hotel and the Hotel Facilities after deducting from annual Net Cash Flow a preferred, non-cumulative Fifteen Percent (15%) return on the Lessee's Net Equity Investment (defined below) in the Hotel and the Hotel Facilities (as defined in Section 501).

     "Net Cash Flow from the Hotel and the Hotel Facilities" means: All Gross Operating Income from the Lessee's leasing, owning, financing, constructing, furnishing, equipping and/or operating the Hotel and the Hotel Facilities (including, but not limited to receipts from room rental, telephone, laundry, tailor, room service, laundry, valet, conference room charges, restaurant receipts and all other receipts) of or in connection with the Hotel and the Hotel Facilities; less the following expenses (but only insofar as they relate to the operation of the Hotel and the Hotel Facilities; only insofar as they are not deducted pursuant to other deductions listed below and are actually paid by or on behalf of the Lessee), ("Expenses") (as defined below):

     "Expenses" means: Cost of sales, salaries, wages, employee benefits, departmental expenses, administrative expenses, general expenses, payroll taxes, employee-related expenses, charges for utilities, heat, steam, water, power, the cost of repairs and maintenance of the Hotel building and the Hotel Facilities, fidelity bond premiums, legal fees relating to the operation of the Hotel and the Hotel Facilities, accountant fees relating to the operation of the Hotel and Hotel Facilities, expenditures for advertising, public relations, and promotion, all other out-of-pocket expenditures determined by an independent auditor as having been reasonably and properly incurred pursuant to, and in the course of and directly related to the due management and operation of the Hotel and the Hotel Facilities under this Lease and the Second Amended OPA, the Hotel operator base management fee; the Hotel operator incentive fee; costs and expenses of hotel guest entertainment, including salaries, wages, royalties, complimentary services, equipment and decoration associated with such entertainment; the Lessee's debt service including interest and any amortization of principal on any debt entered into by the Lessee of funds to be used for and in an amount not exceeding the amount necessary and appropriate for the development of the Improvements (including costs of financing) as described in the Scope of Development as attached to the Second Amended OPA and plans approved pursuant to the Second Amended OPA, the acquisition of furniture, fixtures and equipment located and maintained in the Improvements, the payment of operating losses of the Hotel (if any) and the payment for any tenant improvements to the office building and the retail space which tenant improvements are provided by the Lessee and any permitted expansion, renovation, reconstruction thereof or any refinancing of any such debt which is approved by the Commission ("Construction or Permanent Loan"), all insurance premiums incurred in connection with the ownership, financing (for the purposes described immediately above), or operation of the Hotel and the Hotel Facilities; any amounts placed in an operation reserve fund maintained for the purpose of the operation of the Hotel and the Hotel Facilities; amounts otherwise utilized in connection with the operation, repair, maintenance, minor capital improvements and replacements renewals or replacements to furniture and equipment; personal property lease payments; payment of Minimum Annual Rent made pursuant to this Lease; such participation in the Hotel annual Net Cash Flow as may be required to be paid by the Lessee to a lender for a Construction or Permanent Loan for the Hotel and the Hotel Facilities.

     For purposes of determining Owner's 15% preferred return, "Net Equity Investment" shall mean: (i) all expenditures by or on behalf of Owner that relate in any way to the Hotel, including without limitation all expenditures for the design and construction of the Hotel; its furniture, fixtures, equipment and interior and exterior amenities; preparations for opening; financing costs; advances of Working Capital and other funds to Operator or the Hotel for any purpose; less (ii) the outstanding principal balance of any mortgage, lease or other financing secured by the Hotel, its furniture, fixtures and equipment or the underlying leasehold interest or land; and
(iii) all remittances and distributions to Owner.

          2.   [Section 306]  Payment of Additional Rent

               a.   [Section 307]  Payment of Estimated Additional Rent

     With respect to each calendar year during Sub-Term C, the Additional Rent shall be payable in monthly installments of the respective amount herein provided, which estimated monthly installments on account of such Additional Rent shall be paid by Lessee to Commission in advance on the first day of each month.

     With respect to each month included in any calendar year during Sub-Term C, the estimated monthly installment on account of the Additional Rent shall be equal to one-twelfth of the amount paid to Commission as Additional Rent in the immediately preceding calendar year. During the first calendar year of Sub-Term C, the monthly installment shall be equal to one-twelfth of the amount which would have been paid to the Commission during the previous year had the Additional Rent provisions been in effect.

          b.  [Section 308] Adjustment of Additional Rent at Year End

     If, for any calendar year during Sub-Term C, the aggregate amount of the estimated monthly installments paid to Commission on account of the Additional Rent pursuant to Section 307 shall be more or less than the Additional Rent payable for such calendar year based upon the final determination of Additional Rent for such calendar year as reflected in the certified financial statement for such calendar year referred to in Section 309 hereof, then, by way of year-end adjustment, within sixty (60) days after the end of the applicable calendar year, Lessee shall pay to Commission the amount of any underpayment in Additional Rent as reflected in such certified financial statement, or in the event of an overpayment as shown in such certified financial statement, Commission shall pay to Lessee the amount of any overpayment within sixty (60) days after receipt by Commission from Lessee of such certified financial statement.

          c.  [Section 309] Certified Statement of Additional Rent

     Within sixty (60) days after the close of each calendar year during Sub-Term C, Lessee shall submit to Commission a detailed statement of Annual Gross Revenues, Gross Room Revenues, and Gross Food and Beverage Revenues for the calendar year, a computation of the Additional Rent due Commission for such calendar year, and a computation of the amount of any such Additional Rent due but unpaid or overpaid pursuant to the terms hereof, together with a certificate of Lessee's independent certified public accountant, addressed to Commission, stating that he is familiar with the provisions of this Lease, whether his examination has disclosed any default in any payments required to be made hereunder and attesting to the accuracy of the gross revenues, gross room revenues, and gross food and beverage revenues reported and the computations of Additional Rent.

     C.  [Section 310] Supplemental Rent

     In addition to the Minimum Annual Rent and the Additional Rent as prescribed herein and notwithstanding the exercise of any option to purchase, it being expressly understood that the Participant's duties hereunder are an additional price for the option(s) granted hereunder, the Participant covenants and agrees to pay as contingent Supplemental Rent, for each year from the commencement of Sub-Term B of this Lease until December 31, 1992, the sum of,

          (1) the difference between (a) the lesser of the actual annual debt service on the financing described in Section 202, paragraph a of the Second Amended OPA or One Million Six Hundred Fifty Thousand Dollars ($1,650,000.00) and (b) the sum of all Pasadena hotel occupancy taxes, Pasadena sales taxes and parking revenues received in each year by either the City or the Commission, each only as a result of the development of the Improvements by the Participant, and

          (2) Any accumulated amounts described in subparagraph (1) above, but not yet paid.

     Notwithstanding the foregoing, said Supplemental Rent shall not exceed twenty-five percent (25%) of the Projected Net Parking Revenues (as reflected in Exhibit C hereto) for any single year. The Participant further covenants and agrees to pay on the same terms as provided in this Section 310, each year from December 31, 1992 until December 31, 1996, Seventy-Five Thousand Dollars ($75,000.00) but only until the total accumulated but unpaid amount described in subparagraph (b) immediately above has been paid by payment of Supplemental Rent and by receipt by the City or the Commission of any hotel occupancy taxes, sales taxes and parking revenues (as described in sub-paragraph (1) above) in excess of the lesser of debt service (as described in sub-paragraph (1) above) or $1,650,000.00. Whether or not such amount has been paid by December 31, 1996, all Supplemental Rent payments shall cease on that date. This Supplemental Rent is subject to certain provisions of the Second Amended OPA.

     D. [Section 311] No Set-off Counterclaim or Deduction

     Commission and Lessee agree that Minimum Annual Rent, Additional Rent, Supplemental Rent and all other sums of whatever kind and nature payable hereunder to or on behalf of Commission, shall be paid without notice or demand, and without setoff, counterclaim, abatement, deferment, suspension, deduction or defense except as otherwise expressly provided by the terms of this Lease.

     E. [Section 312] Non-Subordination of Rent or Other Sums;
                      Non-Recourse Lease

     Lessee hereby covenants and agrees that the Minimum Annual Rent and Supplemental Rent and all other sums of whatever kind and nature payable to Commission from Lessee under the provisions of this Lease (except for Additional Rent) shall be paid from revenues of the Improvements, and that Additional Rent shall be paid from revenues of the Hotel and the Hotel Facilities, and all other payments by Lessee shall be subordinate to the payments to Commission as required under this Lease, except for Expenses as defined in Section 305 and the Lessee's preferred return on its Net Equity Investment, also as defined in Section 305. The Commission agrees that except for the Lessee's duty to pay Supplemental Rent hereunder, this Lease shall be non-recourse to both parties.

     F. [Section 313] Delinquency In Rental Payment; Collection of Rents

     The failure of Lessee to pay the applicable rents within ten (10) days after notice of non-payment to Lessee shall constitute a default. In the event Lessee fails to pay the applicable rents on or before the due date, in addition to any other remedy provided by this Lease, Lessee shall pay Commission the delinquent rent and interest on the total delinquent rent at the rate of two percent (2%) over the Bank of America annual reference rate or the equivalent on the due date, from the date of first delinquency. Said interest shall accrue from the due date of the rent to the date the rent is received by Commission. It is the intent of this provision that Commission shall be compensated by such additional sums for loss resulting from rental delinquency including but not limited to costs to Commission for servicing the delinquent account and loss of interest on the delinquent rental payment. Commission, at its option, may waive any such delinquency compensation required herein, upon written application of Lessee.

     In case of default in payment of any part of the rents hereunder, Commission shall have the privilege of separating its cause of action so as to permit the institution of a separate suit for the Minimum Annual Rent or Additional Rent or Supplemental Rent, and neither the institution of any such suit, nor the entry of judgment therein, shall bar Commission from bringing a subsequent suit for any other type of Rent; it being the purpose of this agreement expressly to provide that forbearance on the part of Commission in the institution of any suit or in the entry of judgment for any part of the rent, or to sue for, or to include in any such judgment Rent then due, shall in no way serve as a defense against, nor prejudice a subsequent action for, such Rent. Lessee waives any right to claim a merger of such a suit for any Rent in any previous suit or in the judgment entered therein. The claims for Minimum Annual Rent Additional Rent and Supplemental Rent may be regarded by Commission, if it so elects, as separate claims.

     G.  [Section 314] Right to Inspection and Audit of Records

     Lessee shall keep full and accurate books and accounts, records, cash receipts, and other pertinent data showing its financial operations. Such books of account, records, cash receipts, and other pertinent data shall be kept for a period of five (5) years after the end of the Lease Year to which such items pertain. Commission shall be entitled during such five (5) years pursuant to
Section 1305, to inspect, examine and to copy at Commission's expense Lessee's books of account, records, cash receipts, and other pertinent data as necessary or appropriate for the purpose of this Lease. Lessee shall cooperate fully with Commission in making the inspection, except that Lessee shall not be required to bear any out of pocket expense in connection therewith.

     Commission shall also be entitled at Commission's expense, once during each calendar year and once after expiration or termination of this Lease, to an independent audit of Lessee's books of account, records, cash receipts, and other pertinent data, by a certified public accountant to be designated by Commission. Any such audit shall be conducted during usual business hours and on 24 hours notice excluding weekends and holidays. If the audit shows that there is a deficiency in the payment of any rent, the deficiency shall become immediately due and payable to Commission plus interest on such deficiency and any other payment due under Section 312. If such deficiency exceeds Ten Thousand Dollars ($10,000.00), in any calendar year in which there is a deficiency, Lessee shall reimburse Commission for the cost of Commission's audit. If Commission has not audited Lessee hereunder with respect to a particular Lease Year within the permitted five year period, or has not advised Lessee in writing of any exceptions based on said audit within said five year period, then Commission shall be deemed to have waived its right to redetermine Additional Rent for such calendar year.

IV.  [Section 400] DEVELOPMENT OF THE DEMISED PREMISES

     Lessee shall, at its sole cost and expense, begin and complete (to appropriate Certificates of Completion as defined in the Second Amended OPA) the development of the Demised Premises and construction of the Improvements thereon within the times and in accordance with and subject to all of the terms, conditions and provisions of the Second Amended OPA and this Lease.

     Lessee shall construct, or cause to be constructed on the Demised Premises, as part of Phase IA, a high quality deluxe hotel containing not less than 350 rooms as defined in Section 501 below and with approximately 260,000 gross floor feet. The improvements to be developed as part of the Hotel shall include those facilities described in the Scope of Development and plans approved pursuant to the Second Amended OPA. The Improvements shall be constructed in accordance with plans and specifications approved by Commission pursuant to the Second Amended OPA.

     Lessee shall also construct, as part of Phase IB or cause to constructed on the Demised Premises a first class, high qualify office building containing not less than 180,000 square feet as more particularly set forth in the Second Amended OPA. Lessee shall also construct, or cause to constructed on the Demised Premises as part of Phase IB, first class, high quality restaurants, retail space, plazas and civic garden, all as more particularly set forth in
Section 501 hereof and in the Second Amended OPA.

     Pursuant to its authority as the construction manager of the public parking facility, as set forth in the Construction Management Agreement with the City of Pasadena, of even date herewith the Lessee shall supervise at Commission's expense, the construction on Parcels B and D of those parking facilities which are more particularly described in the Second Amended OPA.

     The term "Improvements" as used in this Lease means the improvements described in this Section 400 and Section 501, and such other improvements as are required to be constructed by the Lessee pursuant to the Second Amended OPA and plans approved pursuant thereto; including landscaping, if any, and utilities, on Parcels B, D, E and F, or any part thereof.

V.   [Section 500]  USE OF THE DEMISED PREMISES AND THE IMPROVEMENTS

     A.   [Section 501]  Use of the Demised Premises

     Lessee shall have the right and Lessee covenants and agrees to use the Demised Premises for the following purposes and for no other (except with the Commission's prior written consent):

     1. Construction and operation of a high quality, deluxe hotel containing not less than 350 guest rooms (the "Hotel"), all as described in the Second Amended OPA, and the plans approved pursuant to the Second Amended OPA.

     2. Construction and operation of facilities and amenities related to the Hotel, including but not limited to dining facilities consisting of restaurants, bars and/or lounges; and other service accommodations commonly found in high quality deluxe full service hotels, all as described in the Second Amended OPA, and the plans approved pursuant to the Second Amended OPA.

     3. Incidental commercial uses compatible with the operation of the Hotel as required by this Lease and Second Amended OPA and the plans approved pursuant to the Second Amended OPA and designed to serve primarily transient guests, such as but not limited to, valet and tailoring services, travel agencies, resort fashions, jewelry, art, personal and cosmetic services, sports equipment sales and services, newspaper, magazine, drug, candy, tobacco and toiletries sales and other similar services. The Hotel, the facilities and amenities described in subparagraph 2 above, and the incidental commercial uses described in subparagraph 3 above and any other amenities included as part thereof in the Scope of Development and/or the plans approved pursuant to the Second Amended OPA are sometimes referred to herein as the "Hotel Facilities" or similar terminology.

     4. Construction and operation of a high quality first class office building containing no less than 180,000 square feet together with operation of facilities and amenities related to the office building, including information facilities, security facilities, incidental commercial uses compatible with the operation of the office building as required by this Lease and the Second Amended OPA, and designed to serve primarily tenants and their guests.

     5. Construction and operation, as part of the office building structure of no less than 20,000 square feet (gross floor area) of first-class, retail shops such as, but not limited to those selling high fashion clothing, quality stationery and office supplies, quality photographic equipment and supplies, toys, and other items the sale of which will not either generate or require loud noise, large or garish signage or other visual or aural qualities which are not consistent with the surrounding area. The office building and included retail shops described in sub-paragraphs 4 and 5 of this Section 501 are sometimes referred to herein as the "Office Building and Retail Shops". The term "quality" as used in this paragraph 5 shall mean sold on a non-discount basis.

     6. Construction and operation in free-standing buildings of three first-class, high quality, restaurants (or two restaurants and one lounge) (the "Restaurants"), consisting no less than 15,000 square feet of total gross floor area.

     7. Construction and operation and maintenance of a civic-center-oriented, court and garden areas as more particularly described in the Second Amended OPA and the plans approved pursuant thereto (the "Civic Court and Garden").

     For the purpose of this Lease, the term "high quality" means superior in relationship or comparable with things being sold or existing in very well maintained, similar establishments and/or centers which are located in major metropolitan areas and which reflect historical and traditional architecture.

     For the purposes of this Lease, the term "deluxe" means when used in connection with the term "Hotel", that the guest rooms thereof were constructed at a cost of no less than one hundred thousand dollars ($100,000.00) per guest room, including furniture and fixtures.

     The terms "Hotel", "Hotel Facilities", "Office Building and Retail Shops", Restaurants," and Civic Court and Garden" shall further mean those uses and structures described in the Scope of Development to the Second Amended OPA and the plans approved by the Commission pursuant thereto. All of the improvements on the Demised Premises described in this Section 501 are sometimes referred to herein as the "Improvements." All Improvements shall be maintained as required by the provisions of the Covenant Agreement attach to the Second Amended OPA as Attachment No. 6 and in conformance with the Scope of Development, and plans approved pursuant to the Second Amended OPA.

     B.  [Section 502] Management of the Demised Premises and the Improvements

     The Demised Premises and the Improvements shall be managed or caused to be managed by Lessee in a prudent and business-like, clean and neat manner as more particularly set forth in the Covenant Agreement as attached to the Second Amended OPA and incorporated by reference herein as if fully set forth.

     The Commission shall have the right of approval (which approval shall not be unreasonably withheld or delayed) of any prospective operator and/or franchisor of the

Hotel at all times during the term of this Lease. Commission hereby approves Doubletree, Inc. as a franchisor or operator. The term "operator", as used in this Section 502, shall mean a person, firm or other entity taking under an operating lease, management contract, license agreement, franchise or other similar arrangement. In determining the reasonableness of withholding consent the experience and proven ability of the proposed operator and/or franchisor in the high quality deluxe hotel, retail restaurant and/or catering business shall be considered, together with financial standing and responsibility. Should the Commission neither approve or disapprove the operator within thirty (30) days after the submission of the name and qualifications thereof by the Lessee by means of written notice to the Commission, such operator shall be deemed approved.

     C. [Section 503] Obligation to Refrain from Discrimination

     There shall be no discrimination against or segregation of any person, or group of persons, on account of sex, marital status, race, color, creed, religion, national origin or ancestry in the sale, lease, sublease, transfer, use, occupancy, tenure or enjoyment of the Demised Premises or the Improvements, and Lessee itself or any person claiming under or through it shall not establish or permit any such practice or practices of discrimination, or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, subtenants, sublessees, or vendees of the Demised Premises or any portion thereof.

     D. [Section 504] Form of Nondiscrimination and Nonsegregation Clauses

     Lessee shall refrain from restricting the rental, sale or lease of the Demised Premises or Improvements, or any portion thereof, on the basis of sex, marital status, race, color, creed, religion, ancestry or national origin of any person. All such deeds, leases or contracts pertaining to the foregoing matters shall contain or be subject to substantially the following nondiscrimination or nonsegregation clauses:

          1. In deeds: "The grantee herein covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through it, that there shall be no discrimination against or segregation of, any person or group of persons on account of sex, marital status, race, color, creed, religion, national origin or ancestry in the sale, lease, sublease, transfer, use, occupancy, tenure or enjoyment of the land herein conveyed, nor shall the grantee itself or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, subtenants, sublessees or vendees in the land herein conveyed. The foregoing covenants shall run with the land."

          2. In leases: "The lessee covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through it, and this lease is made and accepted upon and subject to the following conditions:

          "That there shall be no discrimination against or segregation of any person or group of persons on account of sex, marital status, race, color, creed, religion, national origin or ancestry, in the leasing, subleasing, transferring, use, or enjoyment of the land herein leased nor shall the lessee itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the land herein leased."

          3. In contracts: "There shall be no discrimination against or segregation of, any person or group of persons on account of sex, marital status, race, color, creed, religion, national origin, or ancestry in the sale, lease, sublease, transfer, use, occupancy, tenure or enjoyment of the land, nor shall the transferee itself or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants, or vendees in the land."

     E. [Section 505] Rights of Access - Public Improvements and Facilities

     Subject to the easements described in Section 507, the Commission for itself, and other public agencies, at their sole risk and expense, reserves the right to enter the Demised Premises or any part thereof at all reasonable times and with as little interference as possible, for the purposes of construction, reconstruction, maintenance, repair or service of any public improvements or public facilities located on the Demised Premises, the maintenance of which is the responsibility of the Commission or other public entity. Any such entry shall be made only after reasonable notice to Lessee, and the Commission or other public agency shall indemnify and hold Lessee harmless from any claims or liabilities pertaining to any entry. Any damage or injury to the Demised Premises resulting from such entry shall be promptly repaired at the sole expense of the public agency responsible for the entry. Commission or such other public agencies shall not be liable to Lessee for any inconvenience, annoyance, disturbance or loss of business caused by the performance of such work unless occasioned by the negligence of the Commission or such other public agencies or by their respective agents. The Commission and such other public agencies shall make all reasonable efforts to keep any such inconvenience, annoyance, disturbance or loss of business to a minimum. If Lessee is totally denied access to any part of the Demised Premises as a result of the actions of the Commission, Lessee is entitled to abate the Minimum Annual Rent and Additional Rent in the proportion that the area of Demised Premises as to which Lessee is denied access bears to the area of the entire Demised Premises; provided, however, that if such denial of access occurs prior to Sub-Term C hereof, Lessee shall be entitled to defer payment of Minimum Annual Rent and Additional Rent by one day for each day of such denial of access, but only in proportion that the area of the Demised Premises as to which Lessee is denied access bears to the area of the entire Demised Premises.

     F. [Section 506] Quiet Enjoyment

     The parties hereto mutually covenant and agree that Lessee by keeping and performing the covenants herein contained, shall at all times during the term of this Lease, peaceably and quietly have, hold and enjoy the Demised Premises and the Improvements.

     G. [Section 507] Reciprocal Easements.

     a. The Commission agrees to grant to Lessee those easements affecting Parcels B and D which are reasonably necessary and appropriate for the construction, development, use, maintenance, repair and reconstruction of the Improvements to be located in the Demised Premises which are described below:

          (1) The right to use the rooftop of the Parking Facility for the location and support of all of the Improvements to be constructed within the Demised Premises;

          (2) Location of, access to and the use, maintenance, repair, construction and reconstruction of a vertical transportation system located within the Parking Facility providing access between the rooftop and any floor of the Parking Facility, including access by the invitees, licensees and tenants of Lessee;

          (3) Location of, access to and the use, construction, reconstruction, maintenance, and repair of utility lines and conduits (including plumbing lines, electrical power conduits, gas lines, telephone lines and sewerage lines) which are located within, under or upon the Parking Facility and which serve the Improvements located in the Demised Premises;

          (4) Location of, access to and the construction, reconstruction, use, maintenance and repair of structural elements within the Parking Facility supporting both the Parking Facility and the Improvements within the Demised Premises; and

          (5) Subjacent and lateral support of the improvements within the Demised Premises.

     (b) Lessee agrees to grant to the Commission those easements affecting the Demised Premises reasonably necessary or appropriate for the construction and/or reconstruction of the Parking Facility and access to the Parking Facility through the vertical transportation system and driveway entrance and exits.

     The foregoing easements shall be limited in scope to the extent practicable in order to minimize any interference with the use or operation of the Parking Facility or the Improvements, provided that the scope of such easements shall be consistent with and adequate to accomplish the purpose of such easements. In addition, the foregoing shall be granted by a blanket Grant of Easement recorded concurrently with this Lease and shall be subsequently restricted in accordance with the Plans for the improvements approved pursuant to the Second Amended OPA, by a document which shall precisely describe, by legal descriptions attached thereto, the location of each of the foregoing easements. All of the foregoing easements are to be granted for the benefit of the other party and its successors and assigns and are expressly intended to benefit the said other party and its tenants, invitees, and licensees, including the persons using or occupying the improvements within the Demised Premises and the Parking Area. The foregoing easements shall be nonexclusive except that the easement for construction, use and maintenance of the structural elements within the Parking Facility and for the use of the rooftop of the Parking Facility for the location of the Improvements shall not be the subject of any other easement given by the Commission (i.e., "exclusive"). The parties shall execute and deliver the recordable restrictions on the blanket easements as soon as practicable after the completion of the design of the Parking Facility and the improvements within the Demised Premises, but in any event prior to October 31, 1986.

VI.  [Section 600] TAXES, ASSESSMENTS AND OTHER CHARGES

     A.  [Section 601] Utilities

     Lessee agrees to pay or cause to be paid, as and when they become due and payable, all charges for water, gas, light, heat, telephone, electricity and other utility and communication services rendered or used with reference to the Improvements at all times during the term of this Lease.

     B. [Section 602] Impositions (Including Taxes and Assessments)

          1. [Section 603] Payment Generally

     Lessee agrees to pay or cause to be paid, as and when they become due and payable, and before any fine, penalty, interest or cost may be added thereto, or become due or be imposed by operation of law for the nonpayment thereof, all taxes, assessments, franchises, excises, license and permit fees, and other governmental levies and charges, general and special, ordinary and extraordinary, unforeseen and foreseen, of any kind and nature whatsoever which at any time during the term of this Lease may be assessed, levied, confirmed, imposed upon, or grow or become due and payable out of or in respect of, or become a lien on: (1) the Demised Premises or any part thereof or any appurtenance thereto; (2) the rent and income received by Lessee from subtenants, guests or others for the use or occupation of the Demised Premises and the Improvements thereon; or (3) this transaction or any document to which Lessee is a party, creating or transferring an interest or estate in the Demised Premises. All such taxes, franchises, excises, license and permit fees, and other governmental levies and charges shall hereinafter be referred to as "Impositions", and any of the same shall hereinafter be referred to as an "Imposition". Any Imposition relating to a fiscal period of the taxing authority, a part of which period is included within the term of this Lease and a part of which is included in a period of time after the expiration of the term of this Lease, shall (whether or not such Imposition shall be assessed, levied, confirmed, imposed upon, become a lien upon the Demised Premises, or shall become payable, during the term of this Lease) be adjusted between Commission and Lessee as of the expiration of the term of this Lease, so that Lessee shall pay that portion of such Imposition which that part of such fiscal period included in the period of time before the expiration of the term of this Lease bears to such fiscal period, and Commission shall pay the remainder thereof. Except as may arise from the existence of the Agreement for Management, Rental, Operation and Maintenance of Parking Facilities between the City of Pasadena and the Lessees (the "Parking Operation Agreement") the Commission agrees to pay or cause to be paid any Imposition which may be imposed on the fee interest in Parcels B and D, as described in the Second Amended OPA, and/or the Parking Facility Improvements.

     2. [Section 604] Payment of Impositions in Installments

     If, by law, any Imposition may at the option of the payer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments as may become due during the term of this Lease as the same respectively become due and before any fine, penalty, or cost may be added thereto and before the Demised Premises or the Improvements (or any part of either) are subject to being deeded to the State or any other similar taking.

     3. [Section 605] Right to Cure

     If either party, in violation of the provisions of this Lease, shall fail to pay and to discharge any Imposition, the other party may (but shall not be obligated to) pay or discharge it, and the amount paid by such other party and the amount of all costs, expenses, interest and penalties connected therewith, including attorney fees, together with interest at the rate of two percent (2%) per annum over the Bank of America annual reference rate on the date payment is made by such other party or the equivalent, shall be deemed to be and shall be payable as if it were an Expense as defined in Section 305 and shall be so paid on demand, provided that the party responsible therefor shall have failed to pay such Imposition within five (5) days after written notice from the other party of its intention to pay.

          4.  [Section 606] Evidence of Payment

     Lessee shall furnish to Commission, within forty-five (45) days after the date when any Imposition payable by the Lessee would become delinquent evidence satisfactory to Commission evidencing payment thereof.

          5.  [Section 607] Permitted Contests

     Either party shall have the right to contest the validity or the amount in part or in full, of any Imposition which it is obligated to pay under the provisions of this Lease. The party so contesting shall begin such proceedings without undue delay after any contested item is imposed and shall be prosecuted to final adjudication with reasonable dispatch.

     Lessee shall give Commission prompt notice in writing of any such contest at least ten (10) days before any delinquency occurs. Lessee may only exercise its right to contest an Imposition hereunder if the subject legal proceedings, or any payment of the Imposition made by Lessee, shall operate to prevent the Collection of the Imposition so contested, or the sale of the Demised Premises, or any part thereof, to satisfy the same, and only if Lessee shall, prior to the date such Imposition is due and payable, have given such reasonable security as may be required by Commission from time to time in order to insure the payment of such Imposition to prevent any sale, foreclosure or forfeiture of the Demised Premises or any part thereof, by reason of such nonpayment. In the event of any such contest and the final determination thereof adversely to Lessee, Lessee shall, before any fine, interest, penalty or cost may be added thereto for nonpayment thereof, pay fully and discharge the amounts involved in or affected by such contest, together with any penalties, fines, interest, costs and expenses that may have accrued thereon or that may result from any such contest by Lessee and, after such payment and discharge by Lessee, Commission will promptly return to Lessee such security as Commission shall have received in connection with such contest. Any such proceedings to contest the validity or amount of any Imposition or to recover back any Imposition paid by Lessee shall be prosecuted by Lessee at Lessee's sole cost and expense; and Lessee shall indemnify and save harmless Commission against any and all loss, cost or expense of any kind, including, but not limited to, reasonable attorneys' fees and expenses, which may be imposed upon or incurred by Commission in connection therewith. The Commission agrees to cooperate with the Lessee in any such contest so long as Commission is not required to bear any out of pocket expense in connection therewith.

          6.  [Section 608] Notice of Possessory Interest; Payment of Taxes and
                            Assessments on Value of Entire Property

     In accordance with California Revenue and Taxation Code Section 107.6(a), Commission states that by entering into this Lease, a possessory interest subject to property taxes may be created. Lessee or other party in whom the possessory interest is vested may be subject to the payment of property taxes levied on such interest.

     Without limiting the foregoing, in the event the Demised Premises and/or the Improvements therein, or any possessory interest therein, should at any time be subject to ad valorem taxes or assessments levied, assessed or imposed on such property, Lessee shall pay taxes and assessments upon the assessed value of the entire Demised Premises, and not merely upon the assessed value of its leasehold interest, all as required by Health & Safety Code Section 33673.

     C. [Section 609] Other Liens

     Lessee shall not, directly or indirectly, create or permit to be created or to remain, and will promptly discharge, at its expense, any mortgage, lien, encumbrance or charge on or pledge of the Demised Premises or the Improvements, or fixtures and furnishings, or any part thereof, or Lessee's interest therein, or the rent, additional rent or other sums payable by Lessee under this Lease, other than such leasehold mortgages as are permitted pursuant to Section 901. Lessee shall notify Commission promptly of any lien or encumbrance which has been created on or attached to the Site or the Improvements, or to Lessee's leasehold estate therein, whether by act of Lessee or otherwise. The existence of any mechanic's, laborer's, materialmen's, supplier's or vendor's lien, or any right in respect thereof, shall not constitute a violation of this Section if payment is not yet due upon the contract or for the goods or services in respect of which any such lien has arisen.

     However, Lessee may in good faith and at Lessee's own expense contest the validity of any mechanic's, laborer's, materialmen's, supplier's or vendor's lien claim or demand, provided Lessee has furnished the bond required by California Civil Code Section 3143 (or any comparable statute hereafter enacted for providing a bond freeing the Site from the effect of such a lien claim). Any such proceedings to contest the validity or amount of any such lien shall be prosecuted by Lessee at Lessee's sole cost and expense; and Lessee shall indemnify and save harmless Commission against any and all loss, cost or expense of any kind, including but not limited to, reasonable attorneys' fees and expenses which may be incurred by Commission as a result of Lessee's contest of such lien.

VII. [Section 700] OWNERSHIP OF AND RESPONSIBILITY FOR IMPROVEMENTS

     A. [Section 701] Ownership During Term

     All Improvements constructed on the Demised Premises by Lessee as permitted or required by this Lease (not to include the subterranean parking facilities and any other Improvements not on or within the Demised Premises) shall, during the term of this Lease, be and remain the property of Lessee; provided, however, that Lessee shall have no right to waste, destroy, demolish or remove the Improvements (except as part of permitted alterations) without the prior written consent of the Commission; and provided further that Lessee's rights and powers with respect to the Improvements are subject to the terms and limitations of this Lease. Commission and Lessee covenant for themselves and all persons claiming under or through them that the improvements are real property.

     B. [Section 702] Ownership at Termination

     At the expiration or sooner termination of the term of this Lease, ownership of any improvements in the Demised Premises shall be and remain the property of the Commission. Ownership of the Demised Premises shall be and remain the property of the Commission, subject to Lessee's option to purchase the Demised Premises as set forth herein.

     Upon the expiration or termination of this Lease pursuant to the terms hereof, it shall be permitted for Commission to reenter and repossess the Demised Premises and the Improvements thereon without process of law, and Lessee, in such event, agrees to surrender and deliver the Demised Premises and the Improvements thereon, peaceably to Commission immediately upon such expiration or termination in good order, condition and repair, except for reasonable wear and tear and excluding damage which Lessee is not obligated to repair pursuant hereto, pursuant to Section 1006 herein.

     C. [Section 703] Maintenance and Repair of Improvements

     Lessee agrees to assume full responsibility for the operation and maintenance of the Demised Premises and the Improvements and all fixtures and furnishings thereon or therein, and all sidewalks, curbs and paving, and all landscaping on the Demised Premises throughout the term hereof without expense to Commission unless otherwise specified herein, and to perform all repairs and replacements necessary to maintain and preserve said the Demised Premises and the Improvements, fixtures and furnishings, sidewalks, curbs and paving, and landscaping, in compliance with the Covenant Agreement, the Second Amended OPA, the plans approved pursuant to the Second Amended OPA, and all applicable laws. Lessee agrees that Commission shall not be required to perform any maintenance, repairs, or services or to assume any expense not specifically assumed herein in connection with the Demised Premises and the Improvements therein, fixtures and furnishings, sidewalks, curbs and paving, and landscaping, subject to any obligation assumed by the Commission pursuant to any easements described in
Section 507.

     In order to protect and enhance the Commission's right to receive Additional Rent, the Demised Premises and the Improvements shall be maintained and operated by the Lessee in efficient, clean, neat and sanitary condition equal in value, quality, and use to the first class, high quality condition contemplated by this Lease and similar to the condition maintained by operators of similar first class, high quality deluxe hotels, first class office buildings, retail shops and restaurants. In the event the Commission reasonably determines that the Demised Premises, the Improvements or any part of either is not being maintained and operated in such efficient and attractive condition, the Commission shall notify the Lessee of the determination. Within thirty days of receipt of such notice, Lessee shall submit to the Commission for approval a plan to improve or restore the condition of the Demised Premises or Improvements or any part of either to conform with the requirements of this Section. The Commission shall approve or disapprove the plan within thirty (30) days after submission; any disapproval shall state the reason for such disapproval. Failure to disapprove within thirty (30) days shall be deemed an approval. Promptly after approval of such plan, Lessee shall commence to carry out the plan and shall thereafter diligently prosecute such plan to completion.

     D. [Section 704] Waste

     Lessee shall not commit or suffer to be committed any waste or impairment of the Demised Premises or the Improvements, or any part thereof.

     E. [Section 705] Alteration of Improvements

     After completion of construction in the Demised Premises, pursuant to the Second Amended OPA, Lessee shall have the right, without the consent of Commission, to make any alterations of, additions to or changes in the Improvements provided that such alterations, additions or improvements:

          1. Do not change the uses to uses other than permitted by the provisions of Section 501 and the Second Amended OPA and the plans approved pursuant thereto;

          2.   Do not materially reduce the value of the Improvements; and

          3. Do not alter the external architecture character or materially alter external appearance of the Improvements as shown in the Second Amended OPA, and the plans approved pursuant thereto;

     Any change which does not meet each of the conditions in paragraphs 1, 2, 3 and 4 above shall require the prior consent of Commission. In requesting such consent, Lessee shall submit to Commission detailed plans and specifications of the proposed work and an explanation of the reasons thereof. Such improvements shall conform as closely as possible to the Scope of Development and the plans approved pursuant to the Second Amended OPA.

     Notwithstanding the prohibition in this Section 705, Lessee may make such changes, repairs, alterations, improvements, renewals or replacements to the Improvements as are required by reason of any law, ordinance, regulation or order of a competent government authority, or are otherwise required for the continued safe and orderly operation of the Demised Premises, the Improvements or any part of either, so long as the closest possible adherence to the Scope of Development and the plans approved pursuant to the Second Amended OPA is maintained.

     F.   [Section 706]  Damage of Destruction

     Lessee agrees to give notice to Commission of any fire or other damage that may occur on the Demised Premises or the Improvements where the costs of repairs are estimated by Lessee in good faith to exceed One Hundred Thousand Dollars ($100,000), such notice shall be given within ten (10) days of such fire or damage. If the Improvements shall be damaged or destroyed by any insurable cause which puts the Improvements into a condition which is not decent, safe and sanitary, Lessee agrees to make or cause to be made full repair of said damage and to restore the Improvements to the condition which existed prior to said damage, or Lessee agrees to clear and remove from the Demised Premises all debris resulting from said damage and rebuild the Improvements in accordance with plans and specifications previously approved by the Commission pursuant to the Second Amended OPA in order to replace in kind and to the condition of such Improvements (subject to the right to alter in Section 705) before the event giving the Improvements the scope which existed prior to such damage.

     Lessee agrees that preliminary steps toward performing repairs, restoration or replacement of the Improvements or portions thereof shall be commenced by Lessee within forty-five (45) days after settlement of insurance proceeds, but in any event within one hundred and eighty (180) days after the event causing such damage or destruction, and the required repairs, restoration or replacement shall be completed within a reasonable time after such commencement but in no event to exceed thirty (30) months.

     Notwithstanding the foregoing, in the event that the Improvements are damaged or destroyed and the repair thereof would require more than 30 months to complete (after the date of commencement of such repair) as reasonably determined by Lessee's architect, or if the Parking Facility is damaged or destroyed and repair thereof has not been commenced within 180 days after such damage, or is not being diligently prosecuted to completion, then Lessee may elect not to repair the Improvements and in such event shall terminate this Lease effective upon notice thereof to the Commission and in compliance with conditions 1 through 4 of Section 707 below.

     In the event that the damage to the Improvements prevents Lessee or its subtenants from occupying all or a portion of the Demised Premises and to the extent that Lessee is not reimbursed for lost rentals from any source, then Lessee shall be entitled to abate the Minimum Annual Rent in the same proportion that the area of the Demised Premises so damaged bears to the area of the entire Demised Premises. In the event of damage to the Hotel Additional Rent shall be abated in the same manner. Such abatement shall continue in effect until the damaged Improvements are repaired and restored to Lessee.

     G. [Section 707] Damage or Destruction During Final Years of Term

     Notwithstanding Section 706 to the contrary, in the event of major damage or destruction (as defined in this Section) to the Improvements during the last five (5) years of the term of this Lease without considering any renewal terms other than a renewal term for which Lessee has elected to renew prior to the event causing the damage or destruction, Lessee shall have the election to restore the Improvements as provided in Section 706, or to terminate this Lease provided Lessee complies with all of the following conditions:

          1. Lessee shall give Commission notice of termination as a result of such damage or destruction within forty-five (45) days after settlement of insurance proceedings, but in any event within one hundred eighty (180) days after the event causing such damage or destruction.

          2. Lessee shall pay to commission Minimum Annual Rent prorated to the date of such termination and all Additional Rent payable to that same date.

          3. Lessee shall clear the Demised Premises of any rubble and/or debris and shall put the Demised Premises in a safe condition.

          4. Lessee shall deliver possession of the Demised Premises to Commission and shall quitclaim all right, title and interest in the Demised Premises and the remaining Improvements, if any.

Major damage or destruction to the Improvements as used in this Section means such damage or destruction that the cost of restoration will exceed twenty-five percent (25%) of the full insurable value of the Improvements as defined in
Section 1003, which percentage amount shall be reduced monthly on a pro-rata basis over the five (5) year period, from a high of 25% to no lower than 10%.

     H. [Section 708] Construction Performance and Labor and Material
                      (Payment) Bonds; Indemnification

     Lessee agrees to hold Commission or cause the Commission to be held free and harmless, and indemnify Commission or cause the Commission to be indemnified against all claims, liabilities, costs and expenses, for labor and materials in connection with all construction, repairs or alterations on the Demised Premises and the Improvements and the cost of defending against such claims, including reasonable attorney's fees.

      Unless the Commission has reasonably approved the Lessee's general contractor as not requiring a faithful performance bond, Lessee agrees to procure, or cause the procurement of, contractors' bonds covering labor, materials and faithful performance for construction of the Improvements on the Demised Premises. Each such bond shall be in the amount equal to ninety percent (90%) of the construction price in the contract entered into by Lessee and its general contractor. Said bonds must first be approved in writing as to the content and form by Commission. Commission shall not unreasonably withhold or delay such approval. Lessee shall, prior to commencement of construction, deliver to Commission a certificate or certificates from the bonding company(s) issuing the aforesaid bonds, naming Commission an additional insured under said bonds. The foregoing provisions of this Section shall be applicable to construction, repairs or alterations to the Demised Premises and the Improvements at all times during the Lease Term, and any renewal thereof.

      Commission shall have the right to post and maintain on the Demised Premises and the Improvements any notices of nonresponsibility provided for under applicable law.

      Commission agrees to hold Lessee, or cause the Lessee to be held free and harmless, and indemnify Lessee or cause Lessee to be indemnified against all claims, liability, costs and expenses for labor and materials in connection with all construction, repairs or alterations of the Parking Facility and the cost of defending against such claims, including reasonable attorneys fees.

VIII. [Section 800]  ASSIGNMENT, SUBLETTING, TRANSFER

      A.    [Section 801]  Warranty Against Speculation

      Lessee hereby represents and warrants that this Lease is for the purpose of redevelopment of the Demised Premises and not for speculation in land holding. Lessee further recognizes that, in view of:

            1. the importance of the redevelopment of the Demised Premises to the general welfare of the community; and

            2. the substantial financing and other public aids that have been made available by law and by the government for the purpose of making such redevelopment possible; and

            3. the fact that a change in the general partner or control of Lessee is for practical purposes a transfer or disposition of the Demised Premises, and the qualifications and identity of Lessee, and its principals, are of particular concern to the community and Commission;

      It is because of such qualifications and identity that Commission is entering into this Lease with Lessee, and, in so doing, Commission is further willing to accept and rely on the obligations of Lessee for the faithful performance of all undertakings and covenants to be performed hereunder by Lessee without requiring in addition a surety bond or similar undertaking for such performance of all undertakings and covenants in this Lease.

      Accordingly, Lessee agrees to comply with the provisions of Section 802 below.

     B.   [Section 802] Conditions for Transfer

     For the reasons set forth above in Section 801, Lessee shall not, except as permitted by this Lease, and except as hereinafter provided in this Section 802, assign this Lease nor make any total or partial conveyance, assignment or transfer (including sublease) in any other mode or form of the whole or any part of the Demised Premises or the Improvements thereon, without the prior written approval of Commission, which approval shall not be unreasonably withheld or delayed. During any Construction Period (as defined in Paragraph 2 of Section
901), Commission may withhold approval of any such conveyance, assignment or transfer as to the Phase under construction or not yet commenced, unless made to a "Related Party". As used herein, Related Party shall mean and Commission shall not withhold approval of any conveyance, assignment or transfer by Lessee, during the Construction Period, to, any partnership controlled by Maguire/Thomas Partners/Pasadena Center Ltd., Maguire/Thomas Partners -- Pasadena, Ltd., or Maguire/Thomas Partners, Inc. or any entity controlled by any of the above, or by Robert Maguire III and/or by James A. Thomas, directly, or indirectly by any entity controlled by either or both Robert F. Maguire III and/or James A. Thomas. Control of an entity for purposes hereof shall mean the ownership of a majority of the voting interests in (or, as to a partnership, ownership of a majority of the general partnership interests).

     Approval by the Commission of any conveyance, assignment, or transfer shall be conditioned upon such conveyee, assignee or transferee agreeing, in writing to assume the rights and obligations thereby conveyed, assigned, or transferred and to keep and perform all covenants, conditions and provisions of this Lease and the Second Amended OPA (including the Covenant Agreement) which are applicable to the rights acquired.

     Both during and after a Construction Period for any Phase, the limitations on transfer contained in this Section 802 hall not be deemed to apply to or prevent, nor shall Commission's approval be required in connection with the granting of easements or permits to facilitate the development of the Demised Premises consistent with the terms of this Lease; nor the granting of security interests in trade equipment; nor the exercise of the leasehold mortgagees' rights to foreclose their respective leasehold mortgages by power of sale or otherwise but subject to all covenants running with the land; nor the granting of a deed in lieu of foreclosure to a leasehold mortgagee having acquired Lessee's interest in this Lease as a result of its rights under the leasehold mortgage or under Article IX [Section 900]. The limitations on transfer contained in this Section 802 do not apply to the transfer of limited partnership interest to lenders, tenants or other third parties, whether during or after a Construction Period for any Phase.

     The limitations on transfer contained in this Section 802 shall not be deemed to apply to any leases or subleases of facilities, amenities and commercial and/or office space referred to in Section 501, and in connection therewith the approval of Commission shall not be required. If the subtenant under any such sublease shall not then be in default in the payment of rent or otherwise in default under such subleases, such subleases shall not be barred, terminated, cut-off or foreclosed upon a termination of this Lease prior to the expiration date unless the cause of such termination was due to damage, destruction or condemnation; provided that each such subtenant shall, at the request of Commission, enter into a new Lease with Commission for the balance of the term of such sublease then remaining and upon the same terms contained in such sublease. Upon request of Lessee, at any time and from time to time during the Term of this Lease, Commission shall execute and deliver a written confirmation of the foregoing for the benefit of any such subtenant.

                                      -22

        In the absence of specific written agreement by Commission, no encumbrance, sublease or unauthorized conveyance, assignment, or transfer of this Lease or the Demised Premises or the Improvements (or portion thereof), during the Construction Period shall be deemed to relive Lessee or any other party from any obligation under this Lease.

        Upon Commission's approval of a conveyance, transfer or assignment of this Lease with respect to any Phase subsequent to the Construction Period for such Phase to a person or entity, other than a Related Party, Lessee shall be relieved of all obligations accruing under this Lease from and after the effective date of such transfer.

        Subject to Lessee's right to sublease portions of the Improvements or its rights hereunder as set forth above in this Section 802, and except as otherwise expressly provided in this Section 802, Lessee shall only convey, assign or transfer the Demised Premises and the Improvements as a whole or as described in Exhibit D hereto and is not permitted to otherwise subdivide the Demised Premises or the Improvements for the duration of the Lease without the prior approval of Commission.

IX. [Section 900] MORTGAGES

        A. [Section 902] Leasehold Mortgages

        Notwithstanding Section 802, at any time and from time to time during the Term of this Lease, Lessee shall have the right to mortgage, pledge, deed in trust, assign rents, issues and profits and/or collaterally assign its interest in this Lease, and to assign or pledge assignment of the same as security for any debt (the holder of any such mortgage, pledge or other encumbrance, and the beneficiary of any such deed of trust or assignment being referred to in this Lease as "leasehold mortgagee" and the mortgage, pledge, deed of trust, assignment or other instrument referred to in this Lease as "leasehold mortgage"), upon and subject to each and all of the following terms and conditions:

                1. Without in any way modifying Section 312 hereof, Leasehold mortgages may be made for any purposes and for any amounts and upon any terms including term of the loan, interest rates, payment terms including balloon or amortizing loans, prepayment privileges or restrictions as desired by Lessee, except as expressly otherwise provided by the provisions of this Article IX [Section 900 et seq]. However, only payments on those leasehold mortgages securing Construction or Permanent Loans described in Section 305 herein shall be deemed to be an Expense.

                2. Between the date upon which this Lease is executed by the Commission and the completion of construction for any Phase as defined in
Section 301 of the Second Amended OPA (as indicated by the granting of a Certificate of Completion for such Phase pursuant to the Second Amended OPA) (a "Construction Period"), leasehold mortgages shall be limited in purpose to, and shall not exceed the amount necessary and appropriate for the development of the Improvements in a Phase as to which a Certificate of Completion has not yet been issued (including costs of financing), the acquisition and improvements of Parcels E and F pursuant to the Scope of Development and plans approved pursuant to the Second Amended OPA, the acquisition of furniture, fixtures and equipment located and maintained in the Improvements, the payment of operating losses of the Hotel if any, any payment for any tenant improvements to the Office Building and Retail Space which are provided by the Lessee, the acquisition of Parcels A and C, and the construction of those improvements to be constructed on Parcels A and C pursuant to the Second
Amended OPA. Upon and after the expiration of the Construction Period as to any Phase the limitations contained in this Subparagraph 2 shall be of no further force or effect as to such Phase.

            3. As used herein, leasehold mortgages shall include purchase money leasehold mortgages which may secure, in whole or in part, the purchase price payable in connection with a permitted conveyance, assignment or transfer described in Section 802, which may be made or granted at any time upon or after the expiration of the Construction Period.

            4. No such leasehold mortgage shall have any effect upon Commission in the enforcement of its rights and remedies herein and by law provided, unless and until a certified copy of the original thereof bearing the date and book and page of recordation thereof and a certified copy of the original note secured by such leasehold mortgage has been delivered to Commission together with written notice of the address of the leasehold mortgagee to which notices may be sent; and in the event of an assignment of such leasehold mortgage, such assignment shall not be of any effect upon Commission unless and until a certified copy thereof bearing the date and book and page of recordation together with written notice of the address of the assignee thereof to which notices may be sent, have been delivered to Commission.

            5. The permitted leasehold mortgage shall contain provisions permitting the disposition and application of the insurance proceeds and condemnation awards in the manner provided in this Lease and the Covenant Agreement.

            6. Unless otherwise approved in advance and in writing by the Commission, permitted leasehold mortgages are to be entered into only with institutional lenders. For the purposes hereof the term "Institutional lender" shall consist of any one or combination of the following lending institutions: a commercial or savings bank which is one of the ten largest banking institutions qualified to do business in the State of California; an insurance company which is one of the ten largest insurance institutions in the United States qualified to do business in the State of California; a savings and loan association which is one of the ten largest savings and loan institutions qualified to do business in the State of California; a pension, retirement or welfare fund, having a net worth of $50,000,000 or more, duly licensed or registered with any regulatory agency having jurisdiction over its operation, if any, and not under any order or judgment of any court or administrative agency restricting or impairing its operation as a lender where the restriction or impairment would be directly related to the proposed loan to Lessee, and qualified to do business in the State of California.

            7. All rights acquired by said leasehold mortgagees under said leasehold mortgages shall be subject to each and all of the covenants, conditions and restrictions set forth in this Lease and the Second Amended OPA, and to all rights of Commission hereunder and thereunder, none of which covenants, conditions and restrictions is or shall be waived by Commission by reason of the giving of such leasehold mortgage. Notwithstanding any foreclosure of any such leasehold mortgage, Lessee shall remain liable for the payment of the rent reserved in this Lease and the performance of all of the terms, covenants and conditions of this Lease which by the terms hereof are to be carried out and performed by Lessee.

      Lessee shall not enter into any leasehold mortgage as permitted hereunder without having given the Commission thirty (30) days advance notice of such leasehold mortgage together with complete details of the effect if any of such mortgage on the Additional Rent payable to the Lessor and all facts regarding the compliance of the said mortgage with paragraphs 1-7 above.

     Should reasonable amendments to this Lease be required in order to obtain financing for any of the purposes described in subparagraph 2 above, the Commission shall not unreasonably withhold its approval of such required amendment.

     B.   [Section 902]  Rights and Obligations of Leasehold Mortgagees

     If Lessee, or Lessee's successors or assigns, shall mortgage the leasehold interest herein demised, then, as long as any such leasehold mortgage shall remain unsatisfied of record, the following provisions shall apply:

          1. Commission will not cancel, accept a surrender of or modify this Lease in the absence of a default by Lessee without the prior consent in writing of the leasehold mortgagee.

          2. Whenever the Commission shall deliver any notice or demand to the Lessee with respect to any breach or default by the Lessee under this Lease, the Commission shall at the same time deliver to each holder of record of any mortgage, deed of trust, or other security interest authorized by this Lease, a copy of such notice or demand.

          3. Each such leasehold mortgagee shall (insofar as the rights of the Commission are concerned) have the right at its option within ninety (90) days after the receipt of the notice to cure or remedy or commence to cure or remedy any such default (and thereafter to diligently complete such cure) and to add the cost thereof on to the security interest debt and the lien on its security interest, and the Commission shall accept such cure by the leasehold mortgagee as a cure by Lessee.

          4. The parties hereto shall give the leasehold mortgagee notice of any condemnation proceedings affecting the Site. The leasehold mortgagee shall have the right to intervene and be made a party to any such condemnation proceedings and the parties hereto do hereby consent that the leasehold mortgagee may be made such party or intervenor.

          5. The leasehold mortgagee shall not become personally liable under the agreements, terms, covenants or conditions of this Lease unless and until such time as the leasehold mortgagee undertakes to comply, in the stead of the Lessee, with the terms hereof. In the event that it does so undertake to comply with this Lease, it shall become personally liable for only those provisions it seeks to satisfy unless it assumes the position of the Lessee pursuant to the terms hereof.

     Prior to the completion of the construction of the Improvements, nothing contained in this Lease shall be deemed to permit or authorize any leasehold mortgagee to undertake or continue the construction or completion of the Improvements (beyond the extent necessary to conserve or protect the improvements or construction already begun) without first having expressly assumed Lessee's obligations hereunder by written agreement satisfactory to the Commission. The leasehold mortgagee in that event must agree to complete, in the manner provided herein, and subject to all the terms of the Second Amended OPA and the plans approved pursuant thereto, the Improvements to which its security interest applies, and submit evidence satisfactory to the Commission that it has the qualifications necessary to perform such obligations or to cause the same to be performed, pursuant to the Second Amended OPA and such plans.

        C. [Section 903) Commission's Right to Cure Lessee's Defaults on
                         Leasehold Mortgages

        Lessee agrees to have any leasehold mortgage made pursuant to this Lease provide:

                1. that the Commission shall have the rights, relative to said leasehold mortgage which are set forth in Section 319 and 320 of the Second Amended OPA.

                2. that the leasehold mortgagee shall by registered or certified mail and in writing give notice to Commission of the occurrence of any event of default under the leasehold mortgage;

          3. that Commission shall be given at least sixty (60) days notice of default in debt service payments before such leasehold mortgagee will accelerate the indebtedness, exercise its power of sale or commence a proceeding to judicially foreclose its leasehold mortgage. It is intended hereby that Commission receive notice of default at least sixty (60) days prior to the date a borrower or entity having an interest in the property may cure such default as provided in Section 2924 of the California Civil Code or any successor and/or amending statute thereto. If any payments of amortization and interest required to be made under the provisions of the leasehold mortgage shall not be performed which shall constitute a default under the terms of the leasehold mortgage, Commission may cure said default provided Commission gives Lessee ten (10) days notice of Commission's intention to cure such default; provided, however, that Commission shall not cure said default prior to the date which is ten (10) days prior to the last day a borrower or entity having an interest in the property may cure such default as provided in Section 2924 of the California Civil Code or any successor and/or amending statute thereto. If Commission shall elect to cure such default, Lessee shall pay the cost thereof to Commission together with interest thereon at the rate of two percent (2%) per annum over the Bank of America annual reference rate or the equivalent on the date of Commission's payment or the equivalent as additional rent, unless Lessee shall cure such default within said ten-day period, or (a) compliance requires more than ten
(10) days and Lessee shall have commenced compliance within a reasonable time after such notice and shall have cured such default within thirty (30) days after commencing compliance, or (b) Lessee shall obtain from the leasehold mortgagee a written extension of time in which to cure such default together with a separate written extension of time granting Commission a reasonable additional time to cure said default if said default is not cured within said extended time and copies thereof are delivered to Commission. If Lessee defaults under any leasehold mortgage, the Lessee does hereby authorize Commission in Commission's name without any obligation or duty on Commission to do so, to do any act or thing required of or permitted to Lessee to prevent any default under said leasehold mortgage or any acceleration thereof, or the taking of any foreclosure or other action to enforce the collection of the indebtedness, and Lessee agrees to indemnify and hold Commission harmless and to reimburse Commission upon demand for all reasonable costs, charges and expenses incurred by Commission in such connection. If Lessee at any time shall request any leasehold mortgagee to grant a moratorium on payment, to waive payment or to extend the time for payment, Lessee shall give Commission written notice thereof by registered or certified mail concurrently with the making of said request and shall further give Commission written notice by registered or certified mail of the granting or denial of said request.

     D. [Section 904] Non-Merger

     There shall be no merger of this Lease, or of the leasehold estate created thereby, with the fee estate in and to the Site or the Demised Premises, by reason of the fact that this Lease, or the leasehold estate created thereby, or any interest in either thereof, may be held directly or indirectly by or for the account of any person who shall own the fee estate in and to the Site or the Demised Premises, or any portion thereof, and no such merger shall occur unless and until all persons at the time having any interest in this Lease or the leasehold estate, including the leasehold mortgagee and the holder of any mortgage upon the fee estate in and to the Demised Premises shall join in a written instrument effecting such merger.

     E. [Section 905] Estoppel Certificate

     At the request of Lessee or any proposed or existing leasehold mortgagee, Commission shall promptly execute and deliver an estoppel certificate certifying the status of this Lease and Lessee's interest herein and such matters as are reasonably requested by Lessee or such leasehold mortgagees. Such estoppel certificate shall include, but not be limited to, certification if such be the case, by Commission that (a) this Lease is unmodified and in full force and effect (or, if modified, state the nature of such modification and certify that this Lease, as so modified, is in full force and effect), (b) all rents currently due under the Lease have been paid, (c) there are not, to Commission's knowledge, any uncured defaults on the part of Lessee under the Lease or facts, acts or omissions which with the giving of notice or passing of time, or both, would constitute a default. Any such estoppel certificate may be relied upon by any leasehold mortgagee or assignee of Lessee's interest in this Lease. The costs to the Commission of providing such assistance and cooperation, including but not limited to administrative, legal and consulting costs, shall be reimbursed to Commission by the Lessee promptly upon demand, but only up two thousand dollars ($2,000.00).

X. [Section 1000] INDEMNIFICATION AND INSURANCE

     A. [Section 1001] Indemnification

     Lessee hereby indemnifies and holds Commission harmless from and against all claims and demands for loss or damage, including property damage, personal injury and wrongful death, arising out of or in connection with the use or occupancy of the Demised Premises and the Improvements, by Lessee or any other person under Lessee, or any accident or fire on the Demised Premises and/or the Improvements, or any nuisance made or suffered thereon, or any failure by Lessee to keep the Demised Premises and/or the Improvements in a safe condition, and will reimburse Commission for all its costs and expenses, including reasonable attorneys' fees incurred in connection with the defense of any such claims, and will hold all goods, materials, furniture, fixtures, equipment, machinery and other property whatsoever on the Demised Premises and the Improvements at the sole risk of Lessee and save the Commission harmless from any loss or damage thereto by any cause whatsoever. The foregoing indemnity shall be inapplicable for any willful act or negligent act of Commission, or its agents, servants or employees in the course and scope of their employment. The Commission hereby indemnifies and holds harmless the Lessee from and against all claims and demands for loss or damage including property damage, personal injury and wrongful death arising out of or in connection with the use or occupancy of the Parking Facility.

      B.    [Section 1002]  Required Insurance

      During the term of this Lease, Lessee at its sole cost and expense shall:

            1. Keep or cause to be kept a policy or policies of insurance against loss or damage to the Improvements on the Demised Premises resulting from fire, earthquake (if and to the extent reasonably available), windstorm, hail, lightning, vandalism, malicious mischief, riot and civil commotion, and such perils ordinarily included in extended coverage fire insurance policies. Such insurance shall be maintained in an amount not less than ninety percent (90%) of the full insurable value of the Improvements as defined herein in
Section 1003 (such value to include amounts spent for construction of the improvements, architectural and engineering fees, and inspection and supervision).

            2. Maintain or cause to be maintained use and occupancy or business interruption or rental income insurance insuring against the loss of rent under this Lease, against the perils of fire, earthquake (if and to the extent reasonably available), windstorm, hail, lightning, vandalism and malicious mischief, riot and civil commotion, and such other perils ordinarily included in extended coverage fire insurance policies, in an amount equal to not less than eighteen (18) months' rental under this Lease subject to a reasonable exclusion, not to exceed three(3) month's rental.

            3. Maintain or cause to be maintained public liability insurance, to protect against loss from liability imposed by law for damages on account of personal injury, including death therefrom, suffered or alleged to be suffered by any person or persons whomsoever, resulting directly or indirectly from any act or activities of Commission or Lessee or under their respective control or direction, and also to protect against loss from liability imposed by law for damages to any property of any person caused directly or indirectly by or from the acts or activities in connection with the Demised Premises and the Improvements, of Lessee, or the invitees and sublessees of the Lessee, or any person acting for Lessee, or under its control or direction.

      Such property damage and personal injury insurance shall also provide for and protect Commission against incurring any legal cost in defending claims for alleged loss. Such personal injury and property damage insurance shall be maintained in full force and effect during the entire term of this Lease in the amount of at least Ten Million Dollars ($10,000,000) combined single limit, naming Commission, the City of Pasadena and the Pasadena Parking Authority, as additional insureds.

      Lessee agrees that provisions of this paragraph as to maintenance of insurance shall not be construed as limiting in any way the extent to which Lessee may be held responsible for the payment of damages to persons or property resulting from Lessee's activities, or activities of its invitees and sublessees or the activities of any other person or persons for which Lessee is otherwise responsible.

            4. Maintain or cause to be maintained worker's compensation insurance issued by a responsible carrier authorized under the laws of the State of California to insure employers against liability for compensation under the Worker's Compensation Insurance and Safety Act now in force in California, or any act hereafter enacted as an amendment or supplement thereto or in lieu thereof. Such worker's compensation insurance shall cover all persons employed by Lessee in connection with the Demised Premises and the Improvements, and shall cover full liability for compensation under any such act aforesaid, based upon death or bodily injury claims made by, for or on behalf of any person incurring or suffering injury or death in connection with the Demised Premises and the Improvements, or the operation thereof by Lessee.

          5. Until completion of the Improvements and all of the Improvement's opening for business, maintain in force, a policy of Builders Risk Completed Value hazard insurance, including business interruption insurance, with vandalism and malicious mischief endorsements, covering improvements in place and all material and equipment at the Demised Premises, with limits of at least one hundred percent (100%) of the anticipated cost of construction of the Improvements. Such insurance shall provide coverage for the Commission as its interest may appear.

     C.   [Section 1003] Definition of "Full Insurable Value"

     The term "full insurable value" as used in Section 1002 and elsewhere in this Lease shall mean the actual replacement cost. Lessee shall cause the full insurable value to be determined from time to time by appraisal by the insurer or by any appraiser mutually acceptable to Commission and Lessee, not less often than once each three (3) years nor more than once per year; except that no such appraisals shall be required if the policy is written on a "replacement cost" basis.

     D.   [Section 1004] General Insurance Provisions

     All insurance provided under Section 1002 shall be periodically reviewed by the parties for the purpose of mutually increasing or decreasing the minimum limits of such insurance, from time to time, to amounts which may be reasonable and customary for similar facilities of like size and operation, and consistent with the provisions of this Lease.

     All insurance herein provided for under Section 1002 shall be effected under policies issued by insurers of recognized responsibility licensed or permitted to do business in the State of California and approved by Commission.

     All insurance policies shall provide that there shall be no exclusion from coverage for cross-liability among the named insureds.

     All policies or certificates of insurance shall provide that such policies or certificates shall not be cancelled or materially changed without at least thirty (30) days prior written notice to Commission. All policies shall be primary and non-contributing with any insurance that may be carried by Commission except for any policy or policies of insurance carried by the commission insuring the Parking Facility.

     Copies of such policies shall be deposited with Commission together with appropriate evidence of payment of the premiums therefor; and, at least thirty
(30) days prior to expiration of any such policy, copies of renewal policies shall be so deposited.

     Any insurance required to be maintained by lessee pursuant to Section 1002 may be taken out under a blanket insurance policy or policies covering other premises or properties, and other insureds in addition to the parties hereto; provided, however, that in such event Lessee shall provide supplemental written certification from the insurers under such policies which shall specify that the amount of insurance, and the coverage to be provided, conform to the requirements of Section 1002, and provided further that in all other respects any such blanket policy shall comply with Section 1002.

     E. [Section 1005] Failure to Maintain Insurance

     If Lessee fails or refuses to procure or maintain insurance as required by this Lease, Commission shall have the right, at Commission's election, and without notice, and in addition to any other rights it may have under this Lease and the Second Amended OPA, to procure and maintain such insurance. The premiums paid by Commission shall be treated as additional rent due from Lessee, to be paid on the first day of the month following the date on which the premiums were paid and prior to payment of any percentage return to either party. Commission shall give prompt notice of the payment of such premiums, stating the amounts paid and the name of the insured(s).

     F. [Section 1006] Disposition of Insurance Proceeds Resulting from Loss or Damage to Improvements

     Unless this Lease is terminated as a result of damage or destruction to the Improvements, all proceeds of insurance with respect to loss or damage to the Improvements to be maintained and repaired by Lessee during the term of this Lease shall be payable, under the provisions of the policy of insurance, jointly to Lessee and Commission, and except as provided below, said proceeds shall constitute a trust fund to be used for the repair, restoration and reconstruction of the Improvements in accordance with the provisions of Section
706. To the extent that such proceeds exceed the cost of such repair, restoration or reconstruction, then such proceeds shall be paid to Lessee.

     Provided, however, that within the period during which there is an outstanding leasehold mortgage as described in Article IX [Section 900] such proceeds shall be made payable jointly to the leasehold mortgagee, if any, Lessee, and Commission except as provided herein, shall be disposed of jointly by the parties as a trust fund to be applied to the repair, restoration and reconstruction of the damaged or destroyed Improvements. To the extent that such proceeds exceed the cost of such repair, restoration or reconstruction, then such proceeds shall be paid to Lessee and leasehold mortgagees as their respective interests may appear.

     In the event that this Lease is terminated consistent herewith as a result of damage or destruction to the Improvements, insurance proceeds payable with respect to insurance policies carried by Lessee on the Improvements shall be paid to Lessee as its property, provided that the Lessee satisfies the conditions, 1-4 of Section 707 herein.

     G. [Section 1007] Reconstruction of Parking Facility

     The Commission agrees not to permit the Pasadena Parking Authority or the City to use insurance proceeds or self-insurance to repay all or any part of the Parking Bonds upon the occurrence of damage or destruction of the Parking Facility unless Lessee gives its consent thereto, which consent Lessee may withhold in its sole discretion; provided, however, that if Lessee fails to commence to repair or reconstruct any damaged Improvements in the Demised Premises within 180 days after such damage, then Lessee's consent under this
Section 1007 shall not be required. It is the intention of the parties that the Pasadena Parking Authority and/or the City shall use all available insurance proceeds or self-insurance to repair and rebuild the Parking Facility in the event of damage thereto; if such insurance proceeds or self-insurance are not adequate to completely repair or rebuild the Parking Facility, and if Lessee has refused to give its consent to the use of such proceeds to repay Parking Bonds, then Lessee shall immediately commit to pay the difference between the cost of such repair and reconstruction and the available insurance proceeds (the "Excess Cost") and Lessee shall pay such Excess Cost upon the exhaustion of the available insurance proceeds or self-insurance.

XI. [Section 1100] EMINENT DOMAIN

     In the event that the Demised Premises and the Improvements, or any part thereof, shall be taken for public purposes by condemnation as a result of any action or proceeding in eminent domain, then, as between Commission and Lessee (or leasehold mortgagees, if a leasehold mortgage is then in effect), the interests of Commission and Lessee (and leasehold mortgagees) in the award excluding any award for the fee (other than the Leasehold) and excluding any other award for property other than the Demised Premises, and the effect of the taking upon this Lease shall be as follows:

          1. In the event of such taking of only a part of the Demised Premises or the Improvements thereon, this Lease shall terminate and end as to the portion of the Demised Premises so taken as of the date title or possession to such portion vests in the condemning authority, but subject to the provisions of paragraph 2 below, shall continue in full force and effect as to the portion of the Demised Premises not so taken, and from and after such date the Minimum Annual Rental required by this Lease to be paid by Lessee to Commission shall be reduced in the proportion which the value of the part of the Demised Premises so taken bears to the total of Lessee's interest in the Demised Premises and otherwise in accordance with the terms of the second paragraph of Section 706 herein.

          2. Notwithstanding anything to the contrary contained in paragraph 1, the following provisions shall apply in the event of any taking described in paragraph 1:

               (a) Upon any taking of all of the Demised Premises or such portion of the Demised Premises and/or the Improvements, which taking renders the operation of the Demised Premises and the Improvements remaining economically unviable, either of the parties may terminate this Lease in which event, the proceeds of condemnation shall be distributed, first to the holder of a mortgage(s) securing a Construction or Permanent Loan as defined in Section 305 herein, and which is permitted pursuant to Section 900-905 herein, but only to the extent required to retire said mortgage to the extent allocable to the taken Improvements, and thereafter said proceeds shall be paid to Lessee to reimburse it for the Leasehold, the value thereof having been determined by the court.

               (b) Promptly after a partial taking, if this Lease shall not have been terminated pursuant to paragraph (a) above, at Lessee's expense and in the manner specified in provisions of this Lease relating to maintenance, repairs and alterations, Lessee shall restore the Improvements so as to place them in condition suitable for the uses and purposes for which the Site is leased; except that Lessee's obligations hereunder shall be limited to the net amount of the award payable to Lessee from such taking. In the event Lessee fails to restore the Improvements, the Commission may terminate this Lease pursuant to paragraph 10 of Section 1211 of this Lease upon payment by the Commission to the Lessee of the difference (if any) between the fair market value of the remaining portion of the Improvements owned by the Lessee (but not including the Demised Premises) and the amount paid to Lessee as its condemnation award. It shall be the Lessee's responsibility to satisfy any and all outstanding leasehold mortgages, and upon such payment by the Commission to the Lessee neither the Demised Premises nor the Improvements or any of them shall be so encumbered, and shall thereafter be solely the property of the Commission.

XII. [Section 1200) DEFAULTS, REMEDIES AND TERMINATION]

        A. [Section 1201] Defaults -- General

        Subject to the extensions of time set forth in Section 1212, failure or delay by either party to perform any term or provision of this Lease constitutes a default under this Lease. The party who fails or delays must immediately commence to cure, correct, or remedy such failure or delay and shall complete such cure, correction or remedy with reasonable diligence.

        The injured party shall give written notice of default to the party in default, specifying the default complained of by the injured party. Except as required to protect against further damages, and except as otherwise expressly provided in Section 1209 of this Lease, the injured party may not institute proceedings against the party in default until 30 days after giving such notice. Delay in giving such notice shall not constitute a waiver of any default, nor shall it change the time of default. If the default is not cured or commenced to be cured and such curative acts diligently prosecuted by the defaulting party within thirty (30) days after service of the notice of default, this Lease may be terminated and the non-defaulting party shall have the remedies set forth in this Article 12.

        Any failures or delays by either party in asserting any of its rights and remedies as to any default shall not operate as a waiver of any default or of any such rights or remedies. Delays by either party in asserting any of its rights and remedies shall not deprive either party of its right to institute and maintain any actions or proceedings which it may deem necessary to protect, assert or enforce any such rights or remedies.

        B. [Section 1202] Legal Actions

                1. [Section 1203] Institution of Legal Actions

        In addition to any other rights or remedies specified herein either party may institute legal action to obtain any remedy set forth in this Lease. Such legal actions must be instituted in the Superior Court of the County of Los Angeles, State of California, in any other appropriate court in that county, or in the Federal District Court in the Central District of California.

        The remedies set forth herein are exclusive of all other remedies and all remedies not set forth herein are hereby waived by both parties. This paragraph shall not be construed to affect the non-recourse nature of this Lease; provided, however, that Lessee shall be liable for the Supplemental Rent pursuant to Section 310 and Section 1209, herein.

                2. [Section 1204] Applicable Law

        The laws of the State of California shall govern the interpretation and enforcement of this Lease.

                3. [Section 1205] Acceptance of Service of Process

        In the event that any legal action is commenced by Lessee against Commission, service of process on the Commission shall be made by personal service upon the Secretary of the Commission, or in such other manner as may be provided by law.

     In the event that any legal action is commenced by Commission against Lessee, service of process on Lessee shall be made by personal service upon an officer of Lessee or on one of the general partners (or an officer of one of the general partners) of Lessee and shall be valid whether made within or without the State of California, or in such manner as may be provided by law.

          4.   [Section 1206] Attorney's Fees and Court Costs

     In the event that it becomes necessary for either party to obtain the services of an attorney to enforce the provisions of this Agreement against any other party who has breached any obligation hereunder, or who is in default under the provisions hereof, the defaulting party shall pay the reasonable attorneys' fees of such nondefaulting party. In the event of any action for breach of or to enforce the provisions of this Agreement, the court in such action shall award the prevailing party a reasonable sum as attorneys' fees.

     C.   [Section 1207] Rights and Remedies are Cumulative

     Except with respect to rights and remedies expressly declared to be exclusive in this Lease, the rights and remedies of the parties are cumulative, and the exercise by either party of one or more of such rights or remedies shall not preclude the exercise by it, at the same or different times, of any other rights or remedies for the same default or any other default by the other party.

     D.   [Section 1208] Remedies of Commission

     In addition to any other right of the Commission herein, if Lessee defaults with regard to any of the provisions of this Lease, Commission may serve written notice of such default upon Lessee. If the default is not commenced to be cured within thirty (30) days after service of the notice of default and is not cured promptly in a continuous and diligent manner within a reasonable period of time after commencement, and if the leasehold mortgagee fails to cure such default within the time provided therefor in Section 902, Commission, at its option, may thereafter (but not before):

          1. Correct or cause to be corrected said default and treat the costs thereof as additional rent hereunder;

          2. Correct or cause to be corrected said default and pay the costs thereof from the proceeds of any insurance; or in the event that Lessee has obtained a faithful performance bond indemnifying Commission, Commission may call upon the bonding agent to correct said default and pay the cost thereof;

          3. Continue this Lease and Lessee's right to possession in effect and enforce its rights and remedies under the Lease, including the right to recover rent as it becomes due, as provided in Section 1951.4 of the California Civil Code, subject to Section 312 herein.

          4. Have a receiver appointed to take possession of Lessee's interest in the Demised Premises and the Improvements, with power in said receiver to administer Lessee's interest therein, to collect all funds available to Lessee in connection with its operation and maintenance thereof; and to perform all other acts consistent with Lessee's obligations under this Lease as the court deems proper;

             5. Maintain and operate the Demised Premises and the Improvements without terminating the Lease.

             6. Terminate the Lease pursuant to Section 1209 hereof, by written notice to Lessee of its intention to do so.

        Commission reserves and shall have the right at all reasonable times to enter the Demised Premises and the Improvements for the purpose of viewing and ascertaining the condition of the same, or to protect its interest in the Demised Premises and the Improvements or to inspect the operations conducted thereon. Any such entry on the Demised Premises other than on to areas open to the public shall be made only after reasonable notice to Lessee. In the event that such entry or inspection by Commission discloses that the Demised Premises or the Improvements are not being maintained in efficient, clean, neat and sanitary condition and as required by Section 703, are damaged, or in disrepair, Commission shall have the right, if Lessee fails to cure such default, after thirty (30) days written notice to Lessee, (or, if it is not practicable to cure or remedy such default within such thirty-day (30) period, if Lessee has not commenced the curing or the remedying of such default within such thirty-day period and thereafter diligently prosecuted such cure or remedy to completion) to have any necessary maintenance or repair work done and Lessee hereby agrees to pay promptly any and all costs incurred by Commission in having such necessary maintenance or repair work done as additional rent hereunder in order to assure that the Demised Premises and the Improvements are being maintained as required.

        The rights reserved in this Section 1208 shall not create any obligations on Commission or increase obligations imposed on Commission elsewhere in this Lease, and shall not defeat, render invalid or limit the rights or interests expressly provided in this Lease for the protection of leasehold mortgagees.

        E.   [Section 1209] Remedies and Rights of Termination

        In the event that at any time during the Term of this Lease, and in violation of this Lease, Lessee shall:

             1. fail to commence and/or complete the construction of the Improvements as required by this Lease and/or the Second Amended OPA;

             2. As to any Phase for which a Certificate of Completion has been issued, abandon for a period of sixty (60) days or more, construction of the Improvements as required by this Lease prior to the completion thereof and issuance of a Certificate of Completion therefor by Commission, except for delays occasioned by circumstances referred to in Section 1210;

             3. Use the Demised Premises for any purpose other than those provided for in this Lease (and the documents incorporated herein by reference);

             4. Fail or refuse to pay to Commission when due the applicable rents and other sums required by this Lease to be paid by Lessee;

             5. Fail or refuse to pay when due any taxes, assessments or other Impositions as required by this Lease, except as expressly permitted herein;

             6. Make or suffer to be made any voluntary or involuntary conveyance, assignment, sublease or other transfer of the leasehold interest in the Demised

Premises or any part thereof, or of the rights of Lessee under this Lease, except as expressly permitted herein;

              7. Commit or suffer to be committed any waste or impairment of the Demised Premises, or the Improvements, or any part thereof;

              8. Alter the Improvements in any manner except as expressly permitted by this Lease;

              9.  Fail to maintain insurance as required by this Lease;

              10. Fail to make repair and restoration of the Demised Premises and the Improvements in the event of damage or destruction or condemnation, if required by this Lease;

              11. Engage in any mortgage financing or any other transaction creating any mortgage on the Demised Premises or the Improvements, or placing or suffering to be placed thereon any lien or other encumbrance, or suffering any levy or attachment to be made thereon, except as permitted by the terms of this Lease;

              12. Voluntarily file or have voluntarily filed against it any petition under any bankruptcy or insolvency act or law, or be adjudicated a bankrupt, or make a general assignment for the benefit of creditors;

              13. Fail to perform or comply with any other material term or provision hereof or of the Covenant Agreement; and any such failure or violation shall not be cured or remedied within thirty (30) days after the date Lessee received notice from Commission of such failure or violation (or, if it is not practicable to cure or remedy such failure or violation within such thirty-day period, if Lessee has not commenced the curing or the remedying of such failure or violation within such thirty (30) day period and thereafter diligently prosecuted such cure or remedy to completion in such notice);

then, in any such event, Commission may, at its option and in addition to any other remedy provided for in this Lease, terminate the Lease and revest in Commission the leasehold interest theretofor transferred to Lessee, by written notice to Lessee of its intention to do so.

        In the event Commission elects to terminate this Lease or it is terminated by operation of law, such termination shall cancel all of Lessee's options, if any, to extend or renew the term of this Lease.

        Upon termination of this Lease pursuant to this Section 1209 and prior notice thereof it shall be lawful for Commission to re-enter and repossess the Site and the Improvements thereon, without process of law, and Lessee, in such event, does hereby waive any demand for possession thereof, and agrees to surrender and deliver the Demised Premises and the Improvements thereon, peaceably to Commission immediately upon such termination in good order, condition and repair, except for reasonable wear and tear and damage which the Lessee is not obligated to repair. Lessee agrees that upon such termination, title to all Improvements on the Demised Premises specified in this Lease to vest in Commission, shall vest in Commission.

        No ejectment, re-entry or other act by or on behalf of Commission shall constitute a termination unless Commission gives Lessee notice of termination in writing. Such termination shall not relieve or release Lessee from any obligation incurred pursuant to this Lease prior to the date of such termination.

      Notwithstanding any other provision herein to the contrary, after completion of Parking Facility as defined in the Second Amended OPA, termination of this Lease shall not relieve the Lessee from the obligation to pay Supplemental Rent as prescribed herein.

      The right of termination provided by this Section 1209 is not exclusive and shall be cumulative to all other rights and remedies possessed by Commission, and nothing contained herein shall be construed so as to defeat any other rights or remedies to which Commission may be entitled pursuant hereto.

      The Commission's right of reentry and/or termination shall not defeat or render invalid any right under a leasehold mortgage securing a Construction or Permanent Loan as defined in Section 305. No leasehold mortgage shall defeat or render invalid the Commission's rights under this Lease including the right of reentry.

      F.    [Section 1210]  Force Majeure Delay in Performance for Causes
                            Beyond Control of Party

      In addition to any other specific provisions of this Agreement performance by either party hereunder shall not be deemed to be in default where delays or defaults are due to war, insurrection, strikes, lock-outs, riots, floods, earthquakes, fires, casualties, acts of God, acts of the public enemy, epidemics, quarantine restrictions, freight embargoes, lack of transportation, governmental restrictions or priority, litigation, unusually severe weather, inability to secure necessary labor, materials or tools, delays of any contractor, subcontractor or supplier, acts of the other party, acts or failure to act of the City of Pasadena or any other public or governmental agency or entity (provided that an act or failure to act of the Commission or the City shall not excuse performance by the Commission except as prescribed by the terms of a court judgment) or any other causes beyond the control or without the fault of the party claiming an extension of time to perform. An extension of time for any such cause shall be for the period of the force majeure delay and shall commence to run from the time of the commencement of the cause, if notice by the party claiming such extension is sent to the other party within thirty (30) days of the commencement of the cause. Times of performing under this Agreement may also be extended in writing by the Commission and Lessee.

      G.    [Section 1211]  Remedies and Rights of Termination by Lessee

      In the event that at any time during the Term of this Lease, and in violation of this Lease, Commission shall have failed to perform or comply with any material term or provision of this Lease and if any such default shall not be cured or remedied within thirty (30) days after the date Commission received written Notice of Default (or if it is not practicable to cure or remedy such default within such thirty (30) day period, if Commission has not commenced the curing or remedying of such default within such thirty (30) day period and is not diligently prosecuting such cure or remedy to completion); then, in such event, Lessee may, at its option and in addition to any other remedy provided for in this Lease, including, but not limited to money damages, but subject to the rights of leasehold mortgagees, terminate the Lease by written notice to Commission of its intention to do so. The right of termination provided by this
Section 1214 is not exclusive and shall be cumulative to all other rights and remedies possessed by Lessee, and nothing contained herein shall be construed so as to defeat any other rights or remedies to which Lessee may be entitled. Upon such termination, the Improvements then owned by the Lessee shall remain its property and shall be removed from the Demised Premises within one (1) year after such termination. If such property is not so removed, it shall be deemed abandoned and shall thereafter become the Property of the Commission.

XIII. [Section 1300] GENERAL PROVISIONS

        A. [Section 1301]  Notices, Demands and Communications between the
                           Parties

        Formal notices, demands, approvals and communications between Commission and Lessee shall be sufficiently given if dispatched by personal delivery or by registered U.S. mail or certified mail, postage prepaid, return receipt requested, to the principal offices of the Commission and of Lessee as designated in Section 106 and Section 107 hereof. Such written notices, demands and communications may be sent in the same manner to such other addresses as either party may from time to time designate by mail as provided in this Section. Notice shall be deemed given upon personal delivery or three (3) days after deposit in the U.S. mail as aforesaid by deposit in a mail drop in Los Angeles County.

        B. [Section 1302]  Time of Essence

        Time is of the essence with respect to the performance of each of the covenants and agreements contained in this Lease.

        C. [Section 1303]  Conflict of Interests

        No member, official or employee of Commission shall have any personal interest, direct or indirect, in this Lease, nor shall any such member, official or employee participate in any decision relating to the Lease which affects his personal interests or the interests of any corporation, partnership or association in which he is directly or indirectly interested.

        Lessee warrants that it has not paid or given, and will not pay or give, any third party any money or other consideration for obtaining this Lease.

        D. [Section 1304]  Nonliability of Commission Officials and Employees

        No member, official or employee of Commission shall be personally liable to Lessee, or any successor in interest, in the event of any default or breach by Commission or any for any amount which may become due to Lessee or successor or on any obligations under the terms of this Lease.

        E. [Section 1305]  No Partnership

        Neither anything in this Lease contained, nor any acts of Commission or Lessee shall be deemed or construed by any person to create the relationship of principal and agent, or of partnership, or of joint venture, or of any association between Commission and Lessee.

        F. [Section 1306]  Compliance with Law

        Lessee agrees, at its sole cost and expense, to comply and secure compliance with all the requirements now in force, or which may hereafter be in force, of all municipal, county, State and federal authorities, pertaining to the Demised Premises and the Improvements, as well as operations conducted thereon, and to faithfully observe and secure compliance with, in the use of the Demised Premises and the Improvements, all applicable county and municipal ordinances and state and federal statutes now in force or which may hereafter be in force, including all laws prohibiting discrimination or segregation in the use, sale, lease or occupancy of the property and the Declaration of Covenants, Conditions and Restrictions attached to the Second Amended OPA. The judgment of any court of competent jurisdiction, or the admission of Lessee or any sublessee or permittee in any action or proceeding against them, or any of them, whether Commission be a party thereto or not, that Lessee, sublessee or permittee has violated any such ordinance or statute in the use of the Demised Premises shall be conclusive of that fact as between Commission and Lessee.

     G. [Section 1307] Severability

     If any provision of this Lease shall be adjudged invalid or unenforceable by a court of competent jurisdiction, the parties agree to negotiate in good faith toward a Lessee which will accomplish the goals provided herein and adhering to this Lease as closely as practical. In the event of a failure to execute such a new Lease within six (6) months of said judgment, then this Lease shall terminate.

     H. [Section 1308] Binding Effect

     This Lease, and the terms, provisions, promises, covenants and conditions hereof, shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     I. [Section 1309] Captions

     The captions contained in this Lease are merely a reference and shall not be used to construe or limit the text.

     J. [Section 1310] Approvals

     All consents or approvals to be given by Lessee or Commission shall not be unreasonably withheld or delayed unless this Lease expressly provides for the discretion of the party in giving such consent or approval.

     K. [Section 1311] Option to Purchase

     If the Lessee is in compliance with the terms of this Lease, the Second Amended OPA, including but not limited to the Covenant Agreement, the Scope of Development, the Schedule of Performance and all plans approved pursuant to the Second Amended OPA and if the Lessee has entirely completed construction of the Improvements and has received a Certificate(s) of Completion from the Commission relative to the appropriate Improvements and each of them, then the Lessee shall have an option to purchase the Demised Premises or a portion of them as designated in Exhibit E hereto, and all of the Commission's right, title and interest therein, in consideration for which the Lessee has agreed to pay the Supplemental Rent in accordance with Section 310 hereof and has paid the Commission the sum of $1.00, receipt of which is hereby acknowledged. The price for the Demised Premises shall be the Initial Demised Premises Value or the appropriate portion as described in Exhibit E in the event that the option is exercised, as described below, before the earlier of (i) seven (7) years after the commencement of Sub-Term B or (ii) the period of time prior to the Lessee's receiving a fifteen percent (15%) cumulative cash on cash return as to the Demised Premises or appropriate portion thereof. In the event that the option is exercised after such time, then the purchase price shall be the fair market value of the Demised Premises as determined in accordance with the third paragraph of Section 302 herein as of the date of purchase. In the event Lessee exercises the foregoing option within 7 years after the commencement of Sub-Term B but after the time the Lessee has received a fifteen percent (15%) cumulative cash on cash return as to the Demised Premises or the appropriate portion thereof as described in Exhibit E, then the purchase price shall be the fair market value of the Demised Premises as so determined, but in no event shall such purchase price be less than the Initial Premise value or more than an amount which will cause Lessee to continue to receive a fifteen percent (15%) cumulative cash on cash return as to the Demised Premises or such portion thereof after such purchase, assuming all other elements of the cash on cash formula (as calculated in Exhibit C) remain the same as before the purchase. The option may be exercised only in writing received by the Commission no less than 120 days prior to the date of proposed purchase.

     L.   [Section 1312]  Right of First Refusal

     If the Lessee is in compliance with the provisions of this Lease, the Second Amended OPA, including but not limited to the Covenant Agreement, the Scope of Development, the Schedule of Performance and all plans approved pursuant to the Second Amended OPA, and if the Lessee has entirely completed construction of the Improvements and has received a Certificate(s) of Completion pursuant to the Second Amended OPA for the Improvements and each of them, then if at any time after the expiration of 25 years after the issuance of the Parking Bonds (as defined in the Second Amended OPA), the Commission shall receive a bona fide offer from any person to purchase Parcels B and D and the Parking Facility, the Commission shall send Lessee a copy of the proposed contract (except for the name of the buyer) and notify the Lessee of its intention to accept same. The Lessee shall have the right within thirty (30) days to accept the terms of the said contract in its own name for the gross purchase price and on the terms specified in said contract. If the Lessee shall not so elect within the said period, the Commission may within 180 days after the expiration of said 30 day period sell Parcels B and D and the Parking Facility to said buyer, provided the said sale is on the same terms and conditions and for the price set forth in the said contract sent to the Lessee.

     M.   [Section 1313]  Covenant re: Transfer

     The Commission agrees not to voluntarily convey or otherwise transfer Parcel B, D or, to the extent included herein, Parcel E, or the Demised Premises to any third party during the Term of this Lease except to a public entity whose territorial jurisdiction lies wholly within the City limits, and except that any transfer permitted hereby shall be subject to the provisions of this Lease, including, without limitation Sections 1311 and 1312.

XIV. [Section 1400]  ENTIRE AGREEMENT, WAIVERS AND AMENDMENTS

     This Lease is executed in twelve (12) duplicate originals, each of which is deemed to be an original. This Lease includes forty (40) pages and five (5) exhibits.

     None of the terms, covenants, agreements or conditions set forth in the Second Amended OPA shall be deemed to be merged with this Lease and the Second Amended OPA shall remain in full force and effect pursuant to its terms.

     Before the Effective Date of this Lease, if the Second Amended OPA is terminated this Lease will terminate. After such Effective Date, if the Second Amended OPA is terminated as to Phase IA or IB due to the Commission's default, Lessee shall thereupon have the option of terminating this Lease as to such Phase upon sixty (60) days notice to the Commission.

     All waivers of the provisions of this Lease must be in writing and signed by the appropriate authorities of Commission or Lessee and all amendments hereto must be in writing and signed by the appropriate authorities of the Commission and the Lessee.

                                  THE PASADENA COMMUNITY DEVELOPMENT
                                  COMMISSION (Commission)

Dated: December 19, 1985          By:  /s/ [Signature Illegible]
                                     -------------------------------
                                     Chief Administrative Officer

                                  MAGUIRE/THOMAS PARTNERS/PASADENA
                                  CENTER, LTD., (Lessee);
                                  a California Limited Partnership

                                  By: Maguire/Thomas Partners - Pasadena, Ltd., a California Limited Partnership
                                       its general partner;

                                  By:  Maguire/Thomas Partners, Inc.
                                       a California Corporation
                                       its general partner;


Dated: [Date Illegible]           By:  /s/ EDWARD D. FOX JR.
                                     -------------------------------
                                           Edward D. Fox, Jr.
                                                President

APPROVED AS TO FORM:
Commission General Counsel

By:  /s/ [Signature Illegible]
   ------------------------------

APPROVED AS TO FORM:
WEISER, KANE, BALLMER & BERKMAN
Commission Special Counsel


By:  /s/ JAMES DEXTER CLARK
   ------------------------------
     James Dexter Clark


35/12

State of California
                                XXX     ss.
County of Los Angeles

        On this 19th day of December, 1985, before me, Mary Esterly, a notary public in and for the State of California, duly commissioned and sworn, personally appeared Donald F. McIntyre, known to me to be the chief administrative officer of the Pasadena Community Development Commission, the public body corporate and politic that executed the within instrument, and known to me to be the person who executed the within instrument on behalf of said body corporate and politic therein named, and acknowledged to me that such body corporate and politic executed the within instrument pursuant to Resolution.

        IN WITNESS WHEREOF, I have here unto subscribed my name and affixed my official seal in the County of Los Angeles on the day and year in this certificate first above written.

                                                        /s/ MARY F. ESTERLY
                                                   -----------------------------
                                                      NOTARY PUBLIC IN AND FOR
                                                      THE STATE OF CALIFORNIA

              [SEAL]

           OFFICIAL SEAL
         MARY F. ESTERLY
    NOTARY PUBLIC - CALIFORNIA
        LOS ANGELES COUNTY
My Commission Expires Oct. 19, 1987

         (Notarial Seal)

STATE OF CALIFORNIA        )

                           )  ss.

COUNTY OF LOS ANGELES      )



     On December 19, 1985, before me, the undersigned, a Notary Public in and for said State, duly commissioned and sworn, personally appeared EDWARD D. FOX, JR., proved to me on the basis of satisfactory evidence to be the _____ President of Maguire/Thomas Partners, Inc., a California corporation, the officer executing the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors, said corporation being proved to me on the basis of satisfactory evidence to be the general partner of Maguire/Thomas Partners-Pasadena, Ltd., a California limited partnership, and acknowledged to me that such limited partnership executed the same, said limited partnership being proved to me on the basis of satisfactory evidence to be a general partner of Maguire/Thomas Partners/ Pasadena Center, Ltd., a California limited partnership, and acknowledged to me that Maguire/Thomas Partners, Inc. executed on behalf of Maguire/Thomas Partners-Pasadena, Ltd., and said partnership executed on behalf of Maguire Thomas Partners/ Pasadena Center, Ltd., and that such limited partnership executed the same.

     WITNESS my hand and official seal.


               OFFICIAL SEAL
             PATTI ANN GALIANO               /s/ PATTI ANN GALIANO
(SEAL)   NOTARY PUBLIC - CALIFORNIA          -----------------------------
            LOS ANGELES COUNTY               Patti Ann Galiano
        My comm. expires APR 5, 1988         Notary Public

                                  EXHIBIT "C"

                                       TO

                                AIR SPACE LEASE

                              CASH-ON-CASH FORMULA

     The "cash-on-cash" return shall be defined as the current Net Operating Income from the Project divided by the total Project Cost, resulting in a percentage.

     Definition of key terms:

     1.   Project.

          Phase 1A together with Phase 1B of the Development as referred in
          Section 202 and Section 400 of the Air Space Lease and as defined in the Second Amended OPA.

     2.   Net Operating Income.

          The Net Operating Income is the excess of Gross Operating Income from the Project over all Expenses for the Project.

          A. The Gross Operating Income is defined as the sum of all operating revenues from the Project including, without limitation, hotel receipts, restaurant income, general office rents, parking fees, and all miscellaneous income.

          B. The Expenses include all operating expenses of the Project including, without limitation, cleaning, maintenance contracts, (including normal cleaning and maintenance expenses otherwise covered by warranty), general maintenance, management fees and administrative costs, property taxes on a fully assessed basis, utilities, common area expenses and parking expenses.

     3.   Total Project Costs.

          Total Project Costs is the sum of Direct Costs, Indirect Costs and Land Costs, for the Project.



                                  Exhibit "C"
                                  Page 1 of 2

A. Direct Costs - include all costs of site work, infrastructure constructed for the Project, (including costs of linkage to existing site improvements) paid by the Lessee including, but not limited to utility improvements, landscaping, building shells and tenant improvements provided by the Lessee, furniture, fixtures and equipment, pools, and all builder's and owner's contingencies and all other direct capital costs attributable to the Project and paid by the Lessee.

B. Indirect Costs - all costs of the Project paid by the Lessee, excluding Direct Costs, including, without limitation, architectural and engineering fees, testing and inspection fees, permits and general fees, development loan and construction loan fees, and for the period through 95% occupancy of the Project, development loan and permanent loan fees, loan and construction loan interest (together with an interest reserve allowing a fluctuation of interest rates of approximately 2%), property taxes on a fully assessed basis, insurance, leasing commissions, legal and consulting fees, publicity and advertising, space planning, together with title charges, fine arts allowances, the Construction Management Fee for the Project, other comparable and miscellaneous items paid by the Lessee and all contingencies.

C. Land Cost - includes the cost of the land utilized for the Project paid by the Lessee.



                                  Exhibit "C"

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Pasadena Community Development Commission
c/o Weiser, Kane, Ballmer & Berkman
354 South Spring Street, Suite 420
Los Angeles, California 90013
Attention: James Dexter Clark, Esq.


                              MEMORANDUM AGREEMENT
                         REGARDING THE AIR SPACE LEASE
                               BY AND BETWEEN THE
                   PASADENA COMMUNITY DEVELOPMENT COMMISSION
                                      AND
                 MAGUIRE/THOMAS PARTNERS/PASADENA CENTER, LTD.


      This Memorandum Agreement is entered into between the Pasadena Community Development Commission (the "Commission"), a public entity, corporate and politic, and Maguire/Thomas Partners/Pasadena Center, Ltd., (the "Lessee") and dated as of the 20th day of December, 1985, with respect to that certain Air Space Lease by and between Pasadena Community Development Commission and Maguire/Thomas Partners/Pasadena Center, Ltd., (the "Air Space Lease"), which has been executed by the Commission and the Lessee on December 19th, 1985.

      Each of the above-named parties (the "Parties Hereto") agree to the following:

      1. The provisions of the Memorandum Agreement shall constitute amendments to the Air Space Lease and shall apply to the Demised Premises as described therein.

      2. The Air Space Lease is hereby clarified and amended in the following particulars:

            (a) Exhibit B to the Air Space Lease is amended so as to read as in the Exhibit B which is attached hereto and incorporated herein by reference as if fully set forth.

            (b) Exhibit E to the Air Space Lease is amended so as to read as in the Exhibit E which is attached hereto and incorporated herein by reference as if fully set forth.

(c)     Section 104 of the Air Space Lease is amended so as to read as follows:

        D. [Section 104] The Demised Premises

                The "Demised Premises" is the Air Space (which is all of the space beginning at the elevation of the roof of a subterranean parking facility to be constructed on Parcels B and D and extending up to the maximum heights allowed for the Improvements) appurtenant to Parcels B and D and, to the extent paid for by the Commission with proceeds of that certain tax-exempt financing described in Section 202, paragraph a of the Second Amended OPA ("Parking Facilities Certificates"), the Air Space appurtenant to Parcel E (beginning at the ground elevation of Parcel E and extending upwards to fifty (50) feet above ground elevation). Parcels B, D and E are described in the Second Amended OPA and are shown on the "Map" (which is attached hereto and incorporated herein as Exhibit A) and have the legal description set forth in Exhibit B which is attached hereto and incorporated herein. The parties agree to amend Exhibit B to add a description of the Demised Premises by providing elevations and such other information as the parties may determine by the time that 100% complete construction drawings are approved by the Commission pursuant to the Second Amended OPA. Such legal description shall be revised as to Phase IA and IB within 15 days after recording a notice of completion as to such Phase in which the improvements of such Phase have been constructed. The Demised Premises are part of the "Site" as defined in the Second Amended OPA. The Site consists of Parcels A, B, C, D, E and F (the "Site").

(d) The last paragraph of Section 202 of the Air Space Lease is amended so as to read as follows:

                In the event that possession of the Demised Premises is not delivered to Lessee prior to December 1, 1986, this Lease may, at Lessee's option, terminate on such date.

(e) The second and third paragraphs of Section 302 of the Air Space Lease is amended so as to read as follows:

          The Minimum Annual Rent (to be paid in accordance with Section 303 hereof), shall be nine percent (9%) of the value of the Demised Premises (the "Premises Value"). The Premises Value shall be initially established as the Commission's actual cost of acquiring Parcel D (whether previously or subsequently incurred) as described in the Second Amended OPA plus the value of Parcel B, being $3,205,000.00 (the "Initial Premises Value") plus the Commission's actual cost of acquiring that portion (or all) of Parcel E which is included in the Demised Premises pursuant to the Second Amended OPA and this Lease. The Minimum Annual Rent shall be readjusted on the earlier of (1) the 15th year after the commencement of Sub-Term B or (2) at the time that the Lessee has received a fifteen percent (15%) cumulative, cash on cash return on all Project Costs for Phase 1A and 1B (as defined in Exhibit C) for the period beginning with the Effective Date of the Lease through the date of this adjustment (provided, however, that the adjusted Minimum Annual Rent shall not exceed an amount which will cause Lessee to receive Less than a 15% cash on cash return after such adjustment, assuming all other elements of the cash on cash formula are the same after the adjustment as before). Thereafter, readjustments shall occur at the end of each five (5) year period after the first readjustment and at the commencement of each renewal period (the "Adjustment Dates").

          The readjusted Minimum Annual Rent shall be determined by the following procedure begun as close to one year before each Adjustment Date as current information will allow. On each Adjustment Date, the Minimum Annual Rent shall be redetermined to be the Fair Market Rental of the Demised Premises. The Fair Market Rental shall be the fair market return (but not less than 9% per annum until the First Adjustment Date), on the Premises Value assuming the use of Demised Premises as required by this Lease (and taking into consideration all other applicable restrictions of the Second Amended OPA and this Lease), (but not including the value of the Improvements), which value shall be no less than $3,205,000.00 plus the Acquisition Cost of Parcel D and of the portion of Parcel E included in the Demised Premises pursuant to the Second Amended OPA and this Lease as of the Adjustment Date.

          (f) The second paragraph of Section 305 of the Air Space Lease is amended so as to read as follows:

                    "Net Cash Flow from the Hotel and the Hotel Facilities"
               means: All Gross Operating Income from the Lessee's leasing, owning, financing, constructing, furnishings, equipping and/or operating the Hotel and the Hotel Facilities (including, but not limited to receipts from room rental, telephone, laundry, tailor, room service, laundry, valet, conference room charges, restaurant receipts and all other receipts) of or in connection with the Hotel and the Hotel Facilities; less the following expenses (but only insofar as they relate to the operation of the Hotel and the Hotel Facilities, only insofar as they are not deducted pursuant to other deductions listed below and are actually paid by or on behalf of the Lessee), ("Expenses") (as defined below):

          (g) The fourth paragraph of Section 305 of the Air Space Lease is amended so as to read as follows:

                    For purposes of determining Lessee's 15% preferred return,
               "Net Equity Investment" shall mean: (i) all expenditures by or on behalf of Lessee that relate in any way to the Hotel, including without limitation all expenditures for the design and construction of the Hotel; its furniture, fixtures, equipment and interior and exterior amenities; preparations for opening; financing costs; advances of Working Capital and other funds to Operator or the Hotel for any purpose; less (ii) the outstanding principal balance of any mortgage, lease or other financing secured by the Hotel, its furniture, fixtures and equipment or the underlying leasehold interest or land and (iii) all remittances and distributions to Lessee.

          (h) Section 308 of the Air Space Lease is amended so as to read as follows:

                    If, for any calendar year during Sub-Term C, the aggregate amount of the estimated monthly installments paid to Commission on account of the Additional Rent pursuant to Section 307 shall be more or less than the Additional Rent payable for such calendar year based upon the final determination of Additional Rent for such calendar year as reflected in the certified financial statement for such calendar year referred to in Section 309 hereof, then, by way of year-end adjustment, within ninety
               (90) days after the end of the applicable calendar year, Lessee shall pay to Commission the amount of any underpayment in Additional Rent, as reflected in such certified financial statement, or in the event of any overpayment as shown in such certified financial statement, Commission shall pay to Lessee the amount of any overpayment within ninety (90) days after receipt by Commission from Lessee of such certified financial statement.

(i)     Section 310 is amended so as to read as follows:

                In addition to the Minimum Annual Rent and the Additional Rent as prescribed herein and notwithstanding the exercise of any option to purchase, it being expressly understood that the Lessee's duties hereunder are an additional price for the option(s) granted hereunder, the Lessee covenants and agrees to pay as contingent Supplemental Rent, for each year from the commencement of Sub-Term B of this Lease until December 31, 1992, the sum of:

                        (1) the difference between (a) the lesser of the actual annual debt service on the financing described in Section 202, paragraph a of the Second Amended OPA or One Million Six Hundred Fifty Thousand Dollars ($1,650,000.00) and (b) the sum of all Pasadena hotel occupancy taxes, Pasadena sales taxes and parking revenues received in each year by either the City or the Commission, each only as a result of the development of the Improvements by the Participation pursuant to the Second Amended OPA, and

                        (2) Any amounts described in subparagraph (1) above accumulated from year to year but not yet paid.

                Notwithstanding the foregoing, in any single year, said supplemental Rent payment for that year shall not exceed twenty-five percent (25%) of the Projected Net Parking Revenues as reflected in Exhibit C hereto.

                The Lessee further covenants and agrees to pay on the same terms as provided in this Section 310, each year from December 31, 1992 until December 31, 1996, Seventy-Five Thousand Dollars ($75,000.00) but only until the total accumulated but unpaid amount described in subparagraphs
        (1) and (2) immediately above has been paid by payment of Supplemental Rent and/or by receipt by the City or the Commission of any hotel occupancy taxes, sales taxes and parking revenues (as described in subparagraph (1) above) in excess of the lesser of debt service (as described in subparagraph (1) above) or $1,650,000.00. Whether or not such amount has been paid by December 31, 1996, all Supplemental Rent payments shall cease on that date. This Supplemental Rent is subject to certain provisions of the Second Amended OPA.

(j)   Section 312 of the Air Space Lease is amended so as to read as follows:

            Lessee hereby covenants and agrees that the Minimum Annual Rent and Supplemental Rent and all other sums of whatever kind and nature payable to Commission from Lessee under the provisions of this Lease (except for Additional Rent) shall be paid from revenues of the Improvements, and that Additional Rent shall be paid from revenues of the Hotel Facilities, and all other payments by Lessee shall be subordinate to the payments to Commission as required under this Lease, except for Expenses as defined in
      Section 305 and the Lessee's preferred return on its Net Equity Investment, also as defined in Section 305. The Commission and Lessee agree that except for the Lessee's duty to pay Supplemental Rent hereunder, this Lease shall be nonrecourse to both parties.

(k) Paragraph 4 of Section 501 of the Air Space Lease is amended so as to read as follows:

            4. Construction and operation of a high quality first-class office building containing no more than 180,000 square feet together with operation of facilities and amenities related to the office building, including information facilities, security facilities, incidental commercial uses compatible with the operation of the office building as required by this Lease and the Second Amended OPA, and designed to serve primarily tenants and their guests.

(l)   Section 502 of the Air Space Lease is amended so as to read as follows:

            The Demised Premises and the Improvements shall be managed or caused to be managed by Lessee in a prudent and businesslike, clean and neat manner as more particularly set forth in the provisions of the Covenant Agreement as attached to the Second Amended OPA which are incorporated by reference herein as if fully set forth.

                    The Commission shall have the right of approval (which
               approval shall not be unreasonably withheld or delayed) of any prospective operator and/or franchisor of the Hotel at all times during the term of this Lease (and such additional time as prescribed in the Covenant Agreement). Commission hereby approves Doubletree, Inc. as a franchisor or operator. The term "operator", as used in this Section 502, shall include a person, firm or other entity taking under an operating lease, management contract, license agreement, franchise or other similar arrangement. In determining the reasonableness of withholding consent the experience and proven ability of the proposed operator and/or franchisor in the high quality deluxe hotel, retail restaurant and/or catering business shall be considered, together with financial standing and responsibility. Should the commission neither approve or disapprove the operator within thirty (30) days after the submission of the name and qualifications thereof by the Lessee by means of written notice to the Commission, such operator shall be deemed approved.

          (m) Section 505 of the Air Space Lease is amended so as to read as follows:

                    Subject to the easements described in Section 507, the
               Commission for itself, and other public agencies, at their sole risk and expense, reserves the right to enter the Demised Premises or any part thereof at all reasonable times, and with as little interference as possible, for the purposes of construction, reconstruction, maintenance, repair or service of any public improvements or public facilities located on the Demised Premises, the maintenance of which is the responsibility of the Commission or other public entity. Any such entry shall be made only after reasonable notice to Lessee, and the Commission or other public agency shall indemnify and hold
               Lessee harmless from any claims or liabilities pertaining to any entry. Any damage or injury to the Demised Premises resulting from such entry shall be promptly repaired at the sole expense of the public agency responsible for the entry. Commission or such other public agencies shall not be liable to Lessee for any inconvenience, annoyance, disturbance or loss of business caused by the performance of such work unless occasioned by the negligence of the Commission or such other public agencies or by their respective agents. The Commission and such other public agencies shall make all reasonable efforts to keep any such inconvenience, annoyance, disturbance or loss of business to a minimum. If Lessee is totally denied access to any substantial part of the Demised Premises as a result of the actions of the Commission (provided that "substantial" shall be defined in terms of either area of the Demised Premises or causing any reduction in gross income from the Demised Premises), Lessee is entitled to abate the Minimum Annual Rent and Additional Rent in the proportion that the area of Demised Premises as to which Lessee is denied access bears to the area of the entire Demised Premises; provided, however, that if such denial of access occurs prior to Sub-Term C hereof, Lessee shall be entitled to defer payment of Minimum Annual Rent and Additional Rent by one day for each day of such denial of access, but only in proportion that the area of the Demised Premises as to which Lessee is denied access bears to the area of the entire Demised Premises.

     (n) Section 604 of the Air Space Lease is amended so as to read as follows:

               If, by law, any Imposition may at the option of the payor be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee or Commission may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments as may become due during the term of this Lease as the same respectively become due and before any fine, penalty, or cost may be added thereto and before the Demised Premises or the Improvements (or any part of either) are subject to being deeded to the State or any other similar taking.

     (o) Section 606 of the Air Space Lease is amended so as to read as follows:

               Any party responsible for the payment of any Imposition pursuant hereto shall furnish to the other party, within forty-five (45) days after the date when any Imposition payable by the responsible party would become delinquent and upon the request of such other party evidence of payment thereof.

     (p) The second and third paragraphs of Section 705 of the Air Space Lease are amended so as to read as follows:

               Any change which does not meet each of the conditions in paragraphs 1, 2 and 3 above shall require the prior consent of Commission. In requesting such consent, Lessee shall submit to Commission detailed plans and specifications of the proposed work and an explanation of the reasons therefor. Such improvements shall conform as closely as possible to the Scope of Development and the plans approved pursuant to the Second Amended OPA.

                In addition to the Lessee's authority to make certain alterations of, additions to, or changes in the Improvements as prescribed in this Section 705, Lessee may make such changes, repairs, alterations, improvements, renewals or replacements to the Improvements as are required by reason of any law, ordinance, regulation or order of a competent government authority, or are otherwise required for the continued safe and orderly operation of the Demised Premises, the Improvements or any part of either, so long as the closest possible adherence to the Scope of Development and the plans approved pursuant to the Second Amended OPA is maintained. All other alterations of, additions to, or changes in the Improvements shall require the prior written approval of the Commission.

(q) The first, fifth and seventh paragraphs of Section 802 of the Air Space Lease are amended so as to read as follows:

                For the reasons set forth above in Section 801, Lessee shall not, except as permitted by this Lease, and except as hereinafter provided in this Section 802, assign this Lease nor make any total or partial conveyance, assignment or transfer (including sublease) in any other mode or form of the whole or any part of the Demised Premises or the Improvements thereon, without the prior written approval of Commission, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing the Commission may not withhold approval of any such conveyance, assignment or transfer as to any Phase made to a "Related Party." As used herein related Party shall mean (i) any partnership controlled by Maguire/Thomas Partners/Pasadena Center, Ltd., Maguire/Thomas Partners-Pasadena, Ltd., or Maguire/Thomas Partners, Inc. or (ii) any entity controlled by any of the above, or by Robert F. Maguire, III and/or James A. Thomas, directly (or indirectly by any entity controlled by either or both Robert F. Maguire III and/or James A. Thomas). Control of an entity for purposes hereof shall mean the ownership of a majority of the voting interests (or, as to a partnership, ownership of a majority of the general partnership interests) in such entity.

                    In the absence of specific written agreement by Commission, no encumbrance, sublease or, except as authorized hereby, conveyance, assignment, or transfer of this Lease or any Phase of the Demised Premises or the Improvements (or portion thereof) during the Construction Period as to such Phase shall be deemed to relieve Lessee or any other party from any obligations under this Lease.

                                    * * * *

                    In addition to the restrictions provided above, and subject to Lessee's right to sublease portions of the Improvements or its rights hereunder as set forth above in this Section 802, and except as otherwise expressly provided in this Section 802, Lessee shall only convey, assign or transfer the Demised Premises and the Improvements as a whole or as described in Exhibit E hereto and is not permitted to otherwise subdivide the Demised Premises or the Improvements for the duration of the Lease without the prior approval of Commission.

          (r) Section 1001 of the Air Space Lease is amended so as to read as follows:

                    Lessee hereby indemnifies and holds Commission harmless
               from and against all claims and demands for loss or damage, including property damage, personal injury and wrongful death, arising out of or in connection with the use or occupancy of the Demised Premises and the Improvements, by Lessee or any other person under Lessee, or any accident or fire on the Demised Premises and/or the Improvements, or any nuisance made or suffered thereon, or any failure by Lessee to keep the Demised Premises and/or the improvements in a safe condition, and will reimburse Commission for all its costs and expenses, including reasonable attorneys' fees incurred in connection with the defense of any such claims, and will hold all goods, materials, furniture, fixtures, equipment, machinery and other property whatsoever on the Demised Premises and the Improvements at the sole risk of Lessee and save the Commission harmless from any loss or damage thereto by any cause whatsoever. The Commission hereby indemnifies and holds harmless the Lessee from and against all claims and demands, for loss or damage including property damage, personal injury and wrongful death arising out of or in connection with the use or occupancy of the Parking Facility. The foregoing indemnities shall be inapplicable for any willful act or negligent act of the party seeking indemnification, or its agents, servants or employees in the course and scope of their employment.

(s) The second paragraph of Section 1006 of the Air Space Lease is amended so as to read as follows:

            Provided, however, that within the period during which there is an outstanding leasehold mortgage as described in Article IX [Section 900] such proceeds shall be made payable jointly to the leasehold mortgage, if any, Lessee, and Commission and, except as provided herein, shall be disposed of jointly by the parties as a trust fund to be applied to the repair, restoration and reconstruction of the damaged or destroyed Improvements. To the extent that such proceeds exceed the cost of such repair, restoration and reconstruction, then such proceeds shall be paid to Lessee and leasehold mortgagees as their respective interests may appear.

(t)   Section 1007 of the Air Space Lease is amended so as to read as follows:

            The Commission agrees not to permit the Pasadena Parking Authority or the City to use insurance proceeds or self-insurance to repay all or any part of the Parking Facility Certificates upon the occurrence of damage or destruction of the Parking Facility unless Lessee gives its consent thereto, which consent Lessee may withhold in its sole discretion; provided, however, that if Lessee fails to commence to repair or reconstruct any damaged Improvements in the Demised Premises within 180 days after such damage, then Lessee's consent under this Section 1007 shall not be required. It is the intention of the parties that the Pasadena Parking Authority and/or the City shall use all available insurance proceeds or self-insurance to repair and rebuild the Parking Facility in the event of damage thereto and if the then existing Improvements are built or repaired. If such insurance proceeds or self-insurance are not adequate to completely repair or rebuild the Parking Facility, and if Lessee has refused to give its consent to the use of such proceeds to repay Parking Facility Certificates, then Lessee shall immediately commit to pay the difference between the cost of such repair and reconstruction and the available insurance proceeds (the "Excess Costs") and Lessee shall pay such Excess Cost upon the Exhaustion of the available insurance proceeds or self-insurance.

(u) The first paragraph and subparagraph 1 of Section 1208 of the Air Space Lease is amended so as to read as follows:

          In addition to any other right of the Commission herein, if Lessee defaults with regard to any of the provisions of this Lease, Commission may serve written notice of such default upon Lessee. If the default is not commenced to be cured within thirty (30) days after service of the notice of default and is not cured promptly in a continuous and diligent manner within a reasonable period of time after commencement, and if the leasehold mortgagee fails to cure such default with the time provided therefor in Section 902, Commission, at its option, may thereafter (but not before) take one or more of the following actions:

               1. Correct or cause to be corrected said default and treat the costs thereof as additional rent hereunder;

(v) Subparagraphs 2 and 3 of Section 1209 of the Air Space Lease are amended so as to read as follows:


          2. As to any Phase for which a Certificate of Completion has not been issued, abandon for a period of sixty (60) days or more, construction of the Improvements as required by this Lease prior to the completion thereof and issuance of a Certificate of Completion therefor by Commission, except for delays occasioned by circumstances referred to in Section 1210;

          3. Use the Demised Premises for any purpose other than those provided for in this Lease (and the documents referred to herein);

(w)  Section 1211 of the Air Space Lease is amended so as to read as follows:

          In the event that at any time during the term of this Lease, and in violation of this Lease, Commission shall have failed to perform or comply with any material term or provision of this Lease and if any such default shall not be cured or remedied within thirty (30) days after the date Commission received written Notice of Default (or if it is not practicable to cure or remedy such default within such thirty (30) days period, if Commission has not commenced the curing or remedying of such default within such thirty (30) day period and is not diligently prosecuting such cure or remedy to completion, then, in such event, Lessee may at its option and in addition to any other remedy provided for in this Lease, but subject to the rights of leasehold mortgagees, terminate this Lease by written notice to Commission of its intention to do so. In the event of such termination, all duty on the part of the Lessee to pay Minimum Annual Rent, Additional Rent and Supplemental Rent for periods beyond the effective date of such termination shall cease except that all Supplemental Rent as described in Section 310(2), which has accrued through the effective date of such termination, less damages suffered by Lessee as a direct result of Commission's material breach of Sections 506, 507, 603 or 708 of this Air Space Lease (but only after the Commission's right to cure as set forth herein), which damage is not otherwise compensated hereunder, shall nevertheless be payable pursuant to the provisions hereof. The right of termination provided by this Section 1211 is not exclusive and shall be cumulative to all other rights and remedies possessed by Lessee, and nothing contained herein shall be construed so as to defeat any other rights or remedies to which Lessee may be entitled. Upon such termination then, notwithstanding Section 702 hereof, the Improvements then owned by the Lessee shall remain its property and may, at Lessee's option, be removed from the Demised Premises within one (1) year after such termination. If such property is not so removed, it shall be deemed abandoned and shall thereafter become the property of the Commission. In the event that the Commission commits a material breach of Sections 506, 507, 603 or 708 of this Air Space Lease (and the Commission's rights to cure period hereunder has expired without such cure or commencement of curing) and in the event that said breach does not result in termination of this Lease, then the Lessee may deduct the amount of damages suffered by it as a direct result of the Commission's material breach, which damages are not otherwise compensated for hereunder, from any rent due and owing to the Commission. Otherwise, the Commission shall not be liable for any damages suffered by the Lessee.

(x)  Section 1307 of the Air Space Lease is amended so as to read as follows:

          If any provision of this Lease shall be adjudged invalid or unenforceable by a court of competent jurisdiction, the parties agree to negotiate in good faith toward a Lease which will accomplish the goals provided herein and adhering to this Lease as closely as practicable. In the event of a failure to execute such a new Lease within six (6) months of said judgment, then this Lease shall terminate.

(y)     Section 1311 of the Air Space Lease is amended so as to read as follows:

                If the Lessee is in compliance with the terms of this Lease, the Second Amended OPA, including but not limited to the Covenant Agreement, the Scope of Development, the Schedule of Performance and all plans approved pursuant to the Second Amended OPA and if the Lessee has entirely completed construction of the Improvements within a Phase or Phases partially or entirely within the portion(s) of the Demised Premises to be purchased pursuant hereto and has received Certificate(s) of Completion from the Commission relative to all of such Improvements, then the Lessee shall have an option to purchase the Demised Premises or a portion of them as designated in Exhibit E hereto, and all of the Commission's right, title and interest therein, in consideration for which option the Lessee has agreed to pay the Supplemental Rent in accordance with Section 310 hereof and has paid the Commission the sum of $1.00, receipt of which is hereby acknowledged. The price for the Demised Premises shall be the $3,205,000 per Section 302 of ASL or the appropriate pro rata portion thereof based upon the square feet of ground space allocable to the portion purchased in relation to the total ground space of the entire Demised Premises, in the event that the option is exercised, as described below, before the earlier of (i) seven
        (7) years after the commencement of Sub-Term B or (ii) the date on which the Lessee has received a fifteen percent (15%) cumulative cash on cash return as to the Demised Premises or the portion thereof to be purchased in accordance with Exhibit E. In the event that the option is exercised after such time, then the purchase price shall be the fair market value of the Demised Premises purchased as determined in accordance with the third paragraph of Section 302 herein as of the date of purchase. In the event Lessee exercises the foregoing option within seven (7) years after the commencement of Sub-Term B but after the time the Lessee has received a fifteen percent (15%) cumulative cash on cash return as to the Demised Premises or the portion thereof to be purchased in accordance with Exhibit E, then the purchase price shall be the fair market value of the Demised Premises as so determined, but in no event shall such purchase price be less than the Initial Premises Value or more than an amount which will cause Lessee to continue to receive a fifteen percent (15%) cumulative cash on cash return as to the portion of the Demised Premises purchased, assuming all other elements of the cash on cash formula (as calculated in Exhibit C) remain the same as before the purchase. The option may be exercised only in writing received by the Commission no less than 120 days prior to the date of proposed purchase.

(z)   Section 1312 of the Air Space Lease is amended so as to read as follows:

            If the Lessee is in compliance with the provisions of this Lease, the Second Amended OPA including but not limited to the Covenant Agreement, the Scope of Development, the Schedule of Performance and all plans approved pursuant to the Second Amended OPA, and if the Lessee has entirely completed construction of the Improvements and has received a Certificate(s) of Completion pursuant to the Second Amended OPA for the Improvements, and each of them, then if at any time after the expiration of 25 years after the issuance of the Parking Facility Certificates (or upon such earlier time as the Parking Facility Certificates are no longer outstanding), the Commission shall receive a bona fide offer from any person to purchase Parcels B and D and/or the Parking Facility, the Commission shall send Lessee a copy of the proposed contract (except for the name of the Buyer) and notify the Lessee of its intention to accept same. The Lessee shall have the right within thirty (30) days to accept the terms of the said contract in its own name for the gross purchase price and on the terms specified in said contract. If the Lessee shall not so elect within the said period the Commission may within 180 days after the expiration of said 30-day period sell Parcels B and D and/or the Parking Facility to said Buyer, provided the said sale is on the same terms and conditions and for the price set forth in the said contract sent to the Lessee.

     Except as expressly amended hereby, the Air Space Lease remains unchanged and in full force and effect.

     All capitalized terms used shall have the same meaning given them in the Air Space Lease.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first set forth above.

                                        PASADENA COMMUNITY DEVELOPMENT
                                        COMMISSION (Commission)



                                        By: /s/ [SIGNATURE ILLEGIBLE]
                                           -----------------------------------
                                           Chief Administrative Officer

                                        MAGUIRE/THOMAS PARTNERS/PASADENA
                                        CENTER, LTD. (Lessee);
                                        A California Limited Partnership

                                        By:  Maguire/Thomas Partners -
                                             Pasadena, Ltd., a California
                                             Limited Partnership
                                             Its General Partner;

                                        By:  Maguire/Thomas Partners, Inc.
                                             A California Corporation
                                             Its General Partner;



                                        By:  /s/ [SIGNATURE ILLEGIBLE]
                                           -------------------------------


APPROVED AS TO FORM:

VICTOR J. KALETA
Commission General Counsel


By: /s/ ANN HIGGINBOTHAM
   -----------------------------


APPROVED AS TO FORM:

WEISER, KANE, BALLMER & BERKMAN
Commission Special Counsel


By: /s/ JAMES DEXTER CLARK
   -----------------------------
   James Dexter Clark

STATE OF CALIFORNIA      )
                         )  ss.
COUNTY OF LOS ANGELES    )

     On this 2nd day of April, 1986, before me, J.E. de Sevren Jacquet, a notary public in and for the State of California, duly commissioned and sworn, personally appeared DONALD F. McINTYRE, known to me to be the Chief Administrative Officer of the Pasadena Community Development Commission, the public body corporate and politic that executed the within instrument, and known to me to be the person who executed the within instrument on behalf of said body corporate and politic therein named, and acknowledged to me that such body corporate and politic executed the within instrument pursuant to Resolution.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal in the County of Los Angeles on the day and year in this certificate first above written.



                                                 /s/ J.E. DE SEVREN JACQUET
                                            ------------------------------------
                                                  NOTARY PUBLIC IN AND FOR
                                                  THE STATE OF CALIFORNIA


(Notarial Seal)

STATE OF CALIFORNIA      )
                         )    ss.
COUNTY OF LOS ANGELES    )


     On March 12, 1986, before me, the undersigned, a Notary Public in and for said State, duly commissioned and sworn, personally appeared EDWARD D. FOX, JR., proved to me on the basis of satisfactory evidence to be President of Maguire/Thomas Partners, Inc., a California corporation, the officer executing the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors, said corporation being proved to me on the basis of satisfactory evidence to be the general partner of Maguire/Thomas Partners-Pasadena, Ltd., a California limited partnership, and acknowledged to me that such limited partnership executed the same, said limited partnership being proved to me on the basis of satisfactory evidence to be a general partner of Maguire/Thomas Partners/Pasadena Center, Ltd., a California limited partnership, and acknowledged to me that Maguire/Thomas Partners, Inc. executed on behalf of Maguire/Thomas Partners-Pasadena, Ltd., and said partnership executed on behalf of Maguire Thomas Partners/Pasadena Center, Ltd., and that such limited partnership executed the same.

     WITNESS my hand and official seal.

[SEAL]                                  /s/ PATTI ANN GALIANO
                                        --------------------------------------
                                        NOTARY PUBLIC IN AND FOR
                                        THE STATE OF CALIFORNIA
                                        [SEAL]

Recording requested by and
when recorded mail to:

Pasadena Community Development Commission
c/o Weiser, Kane, Ballmer & Berkman
354 South Spring Street, Suite 420
Los Angeles, California 90013
Attention: James Dexter Clark, Esq.


           SECOND MEMORANDUM AGREEMENT REGARDING THE AIR SPACE LEASE
                                 BY AND BETWEEN
                   PASADENA COMMUNITY DEVELOPMENT COMMISSION
                                      AND
                 MAGUIRE/THOMAS PARTNERS/PASADENA CENTER, LTD.

                                    #13,050

        THIS SECOND MEMORANDUM AGREEMENT REGARDING THE AIR SPACE LEASE (the "Second Memorandum Agreement") by and between the PASADENA COMMUNITY DEVELOPMENT COMMISSION ("the Commission") and MAGUIRE/THOMAS PARTNERS/PASADENA CENTER, LTD. (the "Lessee"), is made with reference to the following facts:

        A. The Commission and the Lessee entered into an "Air Space Lease" dated as of December 1, 1985 and recorded on December 20, 1985 as Document Number 85-1501208 in the Official Records of the County of Los Angeles, with respect to those certain premises described in Section 104 of the Air Space Lease (the "Original Demised Premises"). Except as otherwise defined herein, the terms used in this Second Memorandum Agreement shall have the meanings set forth for such terms in the Air Space Lease.

        B. The Commission and the Lessee entered into a Memorandum Agreement Regarding the Air Space Lease (the "Memorandum Agreement") dated as of December 20, 1985 and recorded on December 18, 1986 as Document Number 86-1765932 in the Official Records of the County of Los Angeles.

        C. The Commission and the Lessee entered into the Second Amended and Restated Owner Participation Agreement dated as of December 1, 1985 (the "Second Amended OPA") and concurrently herewith are entering into the First Implementation Agreement to the Second Amended and Restated Owner Participation Agreement dated as of even date herewith (the "Implementation Agreement").

        D. With the approval of the Lessee the Commission has entered into, or has agreed to enter into, the following agreements with All Saints Church: (1) a Letter Agreement dated as of even date herewith (the "Letter Agreement"); (2) an Agreement dated as of even date herewith (the "Main Agreement"); (3) a Reciprocal Easement Agreement to be executed on or before the Effective Date of Lease (the "Reciprocal Easement Agreement"); and (4) a Grant of Easement to be executed on or before the Effective Date of Lease (the "Grant of Easement") (collectively, the "All Saints Church Agreement") to acquire, among other rights, an exclusive easement on, over, and across the surface of Parcel E for the construction, maintenance, operation and repair of the Civic Court and Garden (the "Civic Court and Garden Easement").

        E. The Commission and the Lessee desire to implement and amend the Air Space Lease (1) to provide for the inclusion of Parcels E and F in, and the deletion of the real property on which Hutch's Barbecue Restaurant is located (the "Hutch's Parcel") from, the Original Demised Premises, (2) to extend the dates referred to in the Air Space Lease in accordance with the extended dates set forth in the revised Schedule of Performance attached to the Implementation Agreement, (3) to reflect the fact that the Commission will assign the Civic Court and Garden Easement to the Lessee as an appurtenance to the Demised Premises (as defined in Section 2 hereof) which is required for the Civic Court and Garden, and (4) to reflect the fact that a subterranean parking facility will be built on the subsurface portion of Parcels B, D, E, and F and the subsurface portion of that portion of the All Saints Church property adjacent to Parcel B (said subsurface portion is hereinafter referred to as "Parcel G" and is more specifically described in portions of Exhibits "A" and "B" hereto).

        NOW, THEREFORE, for good and valuable consideration, the Air Space Lease is hereby amended as follows:

        1. All references to the Second Amended OPA set forth in the Air Space Lease, the Memorandum Agreement, or this Second Memorandum Agreement shall be deemed to include a reference to the Implementation Agreement. All references in the Air Space Lease, the Memorandum Agreement or this Second Memorandum Agreement to the "Air Space Lease" or the "Lease" shall be deemed to include a reference to the Memorandum Agreement and to this Second Memorandum Agreement.

        2. Section 104 of the Air Space Lease is hereby amended so as to read as follows:

        D. [Section 104] The Demised Premises

                The "Demised Premises" is the air space appurtenant to Parcels B, D and F, together with the Civic Court and Garden Easement, (the "Air Space") and all other easements, rights of way, licenses and rights appurtenant to the Air Space. The Air Space appurtenant to Parcels B and D is all of the space beginning at the lower of (a) the elevation of the roof of a subterranean parking facility (the "Parking Facility") to be constructed on the subsurface portion of Parcels B, D, E and F and on Parcel G, or (b) the ground elevation of Parcels B, D, E and F and extending up to the maximum heights allowed for the Improvements. The Air Space appurtenant to Parcels E and F is all of the space beginning at the lower of (c) the elevation of the roof of the Parking Facility, or (d) the ground elevation of Parcels E and F and extending up to fifty (50) feet above such roof of the Parking Facility, or ground elevation, as applicable. Parcels B, D, E and F and Parcel G are described in the Implementation Agreement and are shown on the "Map" (which is attached hereto and incorporated herein as Exhibit A) and have the legal descriptions set forth in Exhibit B which is attached hereto and incorporated herein. All references to the location of the Parking Facility or to Parcels B and D in this Air Space Lease, including those references in Sections 400, 507, 603, 1312 and 1313 hereof, shall be deemed to refer to the subsurface portion of Parcels B, D, E and F and to Parcel G. The air space appurtenant to Parcel G is not included in the Air Space. The parties agree to attach an Exhibit C to add a description of the Demised Premises by providing elevations and such other information as the parties may determine by the time that 100% complete construction drawings are approved by the Commission. Such legal description shall be revised as to Phase IA and IB within 15 days after recording a notice of completion as to such Phase in which the improvements of such Phase have been constructed. The Demised Premises are part of the "Site" as defined in the Second Amended OPA. The Site consists of Parcels A, B, C, D, E and F (the "Site").

     3. Because the Hutch's Parcel will not be included in Parcel D, and because the air space over Parcels E and F has been added to the Original Demised Premises, the parties hereby amend the Air Space Lease to insert Exhibits A and B hereto in place of Exhibits A and B to the Air Space Lease.

     4.   The parties hereby amend the Air Space Lease to include the following
Section 108:

     F.   [Section 108]  Assignment of Civic Court
                         and Garden Easement

     With the approval of the Lessee the Commission has acquired possession of the air space appurtenant to Parcel E through the Civic Court and Garden Easement granted under the All Saints Church Agreement. The Commission hereby assigns all of its right, title and interest to the Civic Court and Garden Easement to the Lessee for the term of this Air Space Lease and subject to the terms and conditions of this Air Space Lease, effective as of the Effective Date of Lease. The Lessee hereby accepts the Civic Court and Garden Easement subject to the Reciprocal Easement Agreement and, effective as of the Effective Date of the Air Space Lease, the Lessee shall fully assume and perform all of the Commission's duties, obligations, agreements and covenants pursuant to the All Saints Church Agreement, and shall have all of the Commission's rights set forth in the All Saints Church Agreement which relate to the Civic Court and Garden Easement. Such assumption shall be complete and irrevocable until the earlier of the termination of the Civic Court and Garden Easement or the termination of the Air Space Lease. The parties shall accomplish the assignment of the Civic Court and Garden Easement to the Lessee pursuant to the provisions of the All Saints Church Agreement, but the Lessee's obligations to perform in the stead of the Commission and to hold the Commission harmless from any liability arising therefrom shall nevertheless be in force whether or not such assignment is accomplished from and after the Effective Date of Lease. The Lessee's obligations, as described in this Section 108, shall survive the termination of the Second Amended OPA and shall be effective until the earlier of (a) the termination of the All Saints Church Agreement with respect to the Civic Court and Garden Easement or (b) the termination of the Air Space Lease.

     5. The first sentence of Section 202 of the Air Space Lease is hereby amended to delete the words "October 31, 1986 (the "Effective Date of Lease") or on the date the Demised Premises are delivered to Lessee, if later," and to insert the following phrase in its place: "the date on which the Commission delivers, and the Lessee accepts, possession of the Demised Premises, which date shall not be later than July 31, 1987, (the "Effective Date of Lease"), provided, however, if the Demised Premises are not delivered to the Lessee by July 31, 1987, then the Effective Date of Lease shall be on such later date that the Demised Premises are delivered to Lessee and further provided that if this Second Memorandum Agreement, the Implementation Agreement, the All Saints Church Agreement, the Second Memorandum Agreement regarding Declaration of Covenants, Conditions and Restrictions for Parcels B, D, E and F in the Pasadena Downtown Redevelopment Project Area, dated as of even date herewith, the First Amendment to Agreement for Management, Rental, Operation and Maintenance of Parking Facility, dated as of even date herewith, the Memorandum of Option, dated as of event date herewith, the Construction Management Agreement, dated as of even date herewith, the Promissory Note (as defined in Section 24 of the Implementation Agreement) and the Deed of Trust securing the Promissory Note (collectively, the "Documents") are not executed by the Commission, and, where applicable, the City of Pasadena (the "City"), on or before January 7, 1987, then the Effective Date of Lease and each date of performance, with respect to Phase IA of the Project (as defined in Section 6(c) of the Implementation Agreement) and the Parking Facility, set forth in the revised Schedule of Performance attached to the Implementation Agreement as Exhibit "3" shall be delayed one (1) day for each day after January 7, 1987 until all of the Documents are executed by the Commission and, where applicable, the City."
Section 202 of the Air Space Lease is further amended to insert the following sentences after the first sentence of Section 202:

     The Commission shall not deliver possession of the Air Space to the Lessee and the Effective Date of Lease shall in no event occur until each of the following conditions have been met:

     (a) The parties hereto have entered into the Parking Facility Construction License (as defined in Section 202.c. of the Second Amended OPA); and

     (b) All of the Conditions to First Draw (as defined in Section 7 of the Implementation Agreement) and the Conditions to Issuance (as defined in Section 15 of the Implementation Agreement) have been satisfied.

     If the conditions described in paragraphs (a) and (b) above have not been met by July 31, 1987, due to the Commission's failure to satisfy such of those conditions as the Commission is obligated to satisfy pursuant to
     Section 7 and 15 of the Implementation Agreement and Section 202.c. of the Second Amended OPA except as such performance has been prevented by the Lessee, then the Effective Date of Lease shall occur on such later date on which the Commission satisfies such of those conditions as the Commission is obligated to satisfy pursuant to Sections 7 and 15 of the Implementation Agreement and Section 202.c. of the Second Amended OPA, provided that the Commission is diligently proceeding to satisfy such conditions. If the conditions described in paragraphs (a) and (b) above have not been met by July 31, 1987, due to the Lessee's failure to satisfy such of those conditions as the Lessee is obligated to satisfy pursuant to Sections 7 and 15 of the Implementation Agreement and Section 202.c. of the Second Amended OPA, then the Effective Date of Lease shall occur on such later date on which the Lessee satisfies such of those conditions as the Lessee is obligated to satisfy pursuant to Sections 7 and 15 of the Implementation Agreement and Section 202.c. of the Second Amended OPA, provided that the Lessee is diligently proceeding to satisfy such conditions and that such delay shall not exceed sixty (60) days after July 31, 1987. In no event shall the Effective Date of Lease be extended beyond the last day to satisfy the Conditions to First Draw (as defined in Section 7 of the Implementation Agreement).

     6. The last paragraph in Section 202 of the Air Space Lease is hereby amended to read as follows:

     In the event that possession of the Demised Premises is not delivered to Lessee on or prior to the last day to satisfy the Conditions to First
     Draw (as defined in Section 7 of the Implementation Agreement), this Lease may, at Lessee's option, terminate on such date.

     7. (a) Section 302 of the Air Space Lease is hereby amended to insert the following sentence after the second sentence in the second paragraph thereof:

     The portion of the Initial Premises Value allocable to Parcel E is hereby stipulated to be equal to the sum of all monies paid by the Commission to All Saints Church pursuant to the Letter Agreement and the portion of the Initial Premises Value allocable to Parcel F is hereby stipulated to be zero (0).

       (b) Section 302 of the Air Space Lease is hereby further amended to insert the following paragraphs after the end of the second paragraph thereof:

     The Lessee shall have the reasonable right of review of any of the Commission's administrative costs of acquiring Parcels B, D, E and F which, when combined with the Commission's administrative costs incurred with respect to Parcels A and C and Parcel G pursuant to Section 214 of the Second Amended OPA, exceed One Hundred Forty Thousand Dollars ($140,000). In the event of a dispute concerning the administrative costs, the Commission shall submit the matter to arbitration in accordance with the provisions of the Code of Civil Procedure, Sections 1280 et seq. and the arbitrators shall determine the amount of such costs. The Lessee shall pay such determined amount.

     Concurrent with the Effective Date of Lease, the Commission shall provide and deliver to the Lessee a title insurance policy or policies insuring the title or leasehold interest of the Lessee to Parcels

     B, D, E and F in accordance with Section 226 of the Second Amended OPA.

     8. The fourth paragraph in Section 400 of the Air Space Lease is hereby amended to read as follows:

     Pursuant to its authority as the construction manager of the public parking facility, as set forth in the Construction Management Agreement with the City of Pasadena, dated as of December 23, 1986, the Lessee shall supervise, at Commission's expense, the construction on Parcels B, D, E and F and on Parcel G of the Parking Facility.

     9. The reference to the "fee interest in Parcels B and D" in Section 603 of the Air Space Lease is hereby deemed to refer to the fee interest in Parcels B, D and F and all of the Commission's right, title and interest in Parcel E and Parcel G.

     10. Except as expressly amended hereby, the Air Space Lease remains unchanged and in full force and effect, as previously amended.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date set forth below.

                                        PASADENA COMMUNITY DEVELOPMENT
                                        COMMISSION


                                        By: /s/ DONALD F. McINTYRE
                                            ------------------------------------
                                            Donald F. McIntyre
                                            Its Chief Executive Officer

APPROVED AS TO FORM:
Victor J. Kaleta                        DATE EXECUTED BY COMMISSION
Commission General Counsel                       12-22-86
                                        ---------------------------

By: /s/ ANN HIGGINBOTHAM
    -------------------------------
    Ann Higginbotham
    Deputy, General Counsel             ATTEST:

                                        /s/ PAMELA SWIFT
                                        ----------------------------------------
                                        Pamela Swift
                                        Secretary  2/13/87

APPROVED AS TO FORM:
Weiser, Kane, Ballmer & Berkman
Commission Special Counsel


By:  /s/ JAMES DEXTER CLARK
   ------------------------------
         James Dexter Clark


                                     MAGUIRE/THOMAS PARTNERS/PASADENA
                                     CENTER, LTD.,
                                     A California limited partnership

                                     By: MAGUIRE/THOMAS PARTNERS-PASADENA, LTD.,
                                         A California limited partnership
                                         Its General partner

                                          By: MAGUIRE/THOMAS PARTNERS, INC.
                                              A California corporation
                                              Its General partner


                                                By:  /s/ ROBERT F. MAGUIRE III
                                                   -----------------------------
                                                         Robert F. Maguire III
                                                         Co-Chairman


                                                By:  /s/ JAMES A. THOMAS
                                                   -----------------------------
                                                         James A. Thomas
                                                         Co-Chairman

STATE OF CALIFORNIA      )
                         )    ss.
COUNTY OF LOS ANGELES    )



     On February 4, 1987, before me, the undersigned, a Notary Public in and for said State, duly commissioned and sworn, personally appeared JAMES A. THOMAS, proved to me on the basis of satisfactory evidence to be the Co-Chairman of Maguire/Thomas Partners, Inc., a California corporation, the officer executing the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors, said corporation being proved to me on the basis of satisfactory evidence to be the general partner of Maguire/Thomas Partners-Pasadena, Ltd., a California limited partnership, and acknowledged to me that such limited partnership executed the same, said limited partnership being proved to me on the basis of satisfactory evidence to be a general partner of Maguire/Thomas Partners/Pasadena Center, Ltd., a California limited partnership, and acknowledged to me that Maguire/Thomas Partners, Inc. executed on behalf of Maguire/Thomas Partners-Pasadena, Ltd., and said partnership executed on behalf of Maguire Thomas Partners/Pasadena Center, Ltd., and that such limited partnership executed the same.

     WITNESS my hand and official seal.



                                              /s/ Patricia Buelna
                                              ----------------------------------
                                              NOTARY PUBLIC IN AND FOR THE
                                              STATE OF CALIFORNIA
(Notarial Seal)

                  OFFICIAL SEAL
(State Seal)     PATRICIA BUELNA
              Notary Public-California
                LOS ANGELES COUNTY
             My Comm. Exp. July 13, 1990

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF LOS ANGELES   )


        On February 4, 1987, before me, the undersigned, a Notary Public in and for said State, duly commissioned and sworn, personally appeared ROBERT F. MAGUIRE III, proved to me on the basis of satisfactory evidence to be the Co-Chairman of Maguire/Thomas Partners, Inc., a California corporation, the officer executing the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors, said corporation being proved to me on the basis of satisfactory evidence to be the general partner of Maguire/Thomas Partners-Pasadena, Ltd., a California limited partnership, and acknowledged to me that such limited partnership executed the same, said limited partnership being proved to me on the basis of satisfactory evidence to be a general partner of Maguire/Thomas Partners/Pasadena Center, Ltd., a California limited partnership, and acknowledged to me that Maguire/Thomas Partners, Inc. executed on behalf of Maguire/Thomas Partners-Pasadena, Ltd., and said partnership executed on behalf of Maguire/Thomas Partners/Pasadena Center, Ltd., and that such limited partnership executed the same.

        WITNESS my hand and official seal.



                                            /s/ PATRICIA BUELNA
                                            ------------------------------------
                                            NOTARY PUBLIC IN AND FOR THE
                                            STATE OF CALIFORNIA



(Notarial Seal)

                  OFFICIAL SEAL
(State Seal)     PATRICIA BUELNA
              Notary Public-California
                LOS ANGELES COUNTY
             My Comm. Exp. July 13, 1990

STATE OF CALIFORNIA     )
                        )      ss.
COUNTY OF LOS ANGELES   )

        On this 13th day of Feb., 1987, before me, J. E. de Sevren Jacquet a notary public in and for the State of California, duly commissioned and sworn, personally appeared DONALD F. McINTYRE, known to me to be the Chief Executive Officer of the Pasadena Community Development Commission, the public body corporate and politic that executed the within instrument, and known to me to be the person who executed the within instrument on behalf of said body corporate and politic therein named, and acknowledged to me that such body corporate and politic executed the within instrument pursuant to Resolution.

        IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal in the County of Los Angeles on the day and year in this certificate first above written.


                                        /s/ J. E. DE SEVREN JACQUET
                                        --------------------------------------
                                        NOTARY PUBLIC IN AND FOR THE
(Notarial Seal)                         STATE OF CALIFORNIA

          [SEAL]
       OFFICIAL SEAL
  J. E. DE SEVREN JACQUET
 Notary Public-California
    LOS ANGELES COUNTY

My Comm. Exp. Sep. 10, 1990

RECORDING REQUESTED BY                              Copy of Document Recorded
AND WHEN RECORDED MAIL TO:                          91 266729
                                                    Has not been compared with
PASADENA COMMUNITY DEVELOPMENT COMMISSION           original. Original will be
c/o Office of the City Attorney                     returned when processing has
100 North Garfield Avenue, Room 28                  been completed
Pasadena, California 91109                          LOS ANGELES COUNTY
Attention: Theodore J. Reynolds                     REGISTRAR-RECORDER
           Assistant General Counsel

--------------------------------------------------------------------------------

                           THIRD MEMORANDUM AGREEMENT
                         REGARDING THE AIR SPACE LEASE
                                 BY AND BETWEEN
                   PASADENA COMMUNITY DEVELOPMENT COMMISSION
                                      AND
                 MAGUIRE/THOMAS PARTNERS/PASADENA CENTER, LTD.

                                    (CDC-28)

     This third Memorandum Agreement regarding the Air Space Lease (the "THIRD MEMORANDUM AGREEMENT") by and between the PASADENA COMMUNITY DEVELOPMENT COMMISSION, a public body, corporate and politic, duly organized and existing under and by virtue of the laws of the State of California ("COMMISSION"), and MAGUIRE/THOMAS PARTNERS/PASADENA CENTER, LTD., a California limited partnership ("LESSEE"), is made with reference to the following facts:

     A. Commission and Lessee entered into an Air Space Lease (the "AIR SPACE LEASE") dated as of December 1, 1985 and recorded on December 20, 1985 as Document No. 85-1501208 in the Official Records of the County of Los Angeles, with respect to those certain premises described in Section 104 of the Air Space Lease (the "DEMISED PREMISES").

     B. Commission and Lessee entered into a Memorandum Agreement Regarding the Air Space Lease (the "MEMORANDUM AGREEMENT") dated as of December 20, 1985 and recorded on December 18, 1986 as Document No. 86-1765932 in the Official Records of the County of Los Angeles.

     C. Commission and Lessee entered into a Second Memorandum Agreement Regarding the Air Space Lease (the "SECOND MEMORANDUM AGREEMENT") dated as of December 22, 1986 and recorded on March 2, 1987 as Document No. 87-311222 in the Official Records of the County of Los Angeles.

     D. The Commission and Lessee executed the Estoppel Certificate (Air Space Lease) dated as of December 3, 1987 (the "AIR SPACE ESTOPPEL") and recorded on December 3, 1987 as Document No. 87-1912799 in the Official Records of the County of Los Angeles.

     E. Except as otherwise defined herein, the terms used in this Third Memorandum Agreement shall have the meaning set forth for such terms in the Air Space Lease, as amended by the Memorandum Agreement and the Second Memorandum Agreement.

     F. Commission and Lessee have entered into a Reciprocal Easement Agreement dated as of June 1, 1989 (the "REA") with The Rectors, Church Wardens and Vestry of all Saints Church of Pasadena, California, a non-profit religious corporation (the "CHURCH") whereby Commission shall transfer a non-exclusive easement on, over, across and through that portion of the Demised Premises described more particularly on Exhibit "A" attached hereto (the "CHURCH EASEMENT AREA") to the Church in exchange for the Church transferring a non-exclusive easement on, over, across and through that real property owned by the Church which is described more particularly in Exhibit "B" attached hereto (the "COMMISSION EASEMENT AREA") to Commission and Lessee. Commission and Church have each granted to each other and to Lessee a non-exclusive easement on, over, across and through that portion of the Demised Premises and the property owned by the Church which is described more particularly in Exhibit "C" attached hereto (the "SHARED AIR SPACE LEASE PARCELS").

     G. Commission and Lessee desire to implement and amend the Air Space Lease to provide for the inclusion of the Commission Easement Area in, and the deletion of the Church Easement Area from, the Demised Premises.

     NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the Air Space Lease is hereby amended as follows:

     1. Effective as of the date the REA (which transfers (a) a non-exclusive easement over the Church Easement Area to the Church, (b) a non-exclusive easement over the Commission Easement to Commission and Lessee, and (c) a non-exclusive easement over the Air Space Lease Parcels to the Church, Commission and Lessee) is recorded in the Official Records of the County of Los Angeles (the "AMENDMENT DATE"), Exhibit "A" to the Air Space Lease is hereby amended to delete the Church Easement Area described on Exhibit "A" hereto and to include the Commission Easement Area described on Exhibit "B" hereto.

     2. Effective as of the Amendment Date, the legal description for the Demised Premises attached to the Air Space Lease as Exhibit "B" is hereby amended to delete the Church Easement Area described on Exhibit"A" hereto and to include the Commission Easement Area described on Exhibit "B" hereto.

     3. Effective as of the Amendment Date, Commission and Lessee hereby subordinate any and all rights and obligations pursuant to the Air Space Lease, as amended, with respect to the Church Easement Area including, without limitation, Lessee's option to purchase (pursuant to Section 1311 of the Air Space Lease) and Lessee's right of first refusal (pursuant to Section 1312 of the Air Space Lease), to the Church's right to use the Church Easement Area in accordance with the REA and the grants of easements from the Commission and Lessee to the Church.

     4. Effective as of the Amendment Date, the Commission Easement Area shall be deemed to be part of he Demised Premises which are the subject of the Air Space Lease, as amended, but Lessee's option to purchase (pursuant to Section 1311 of the Air Space Lease) and Lessee's right of first refusal (pursuant to Section 1312 of the Air Space Lease) will not apply to the Commission Easement Area.

     5. Promptly following the Amendment Date, the Commission and Lessee shall confirm the Amendment Date by executing and delivering a Memorandum of Amendment Date in the form attached hereto as Exhibit "D."

        6. Except as expressly amended hereby, the Air Space Lease remains unchanged and in full force and effect, as previously amended.

        IN WITNESS WHEREOF, the undersigned have executed this instrument as of the first (1st) day of June, 1989.


                                       PASADENA COMMUNITY DEVELOPMENT COMMISSION

                                       By: /s/ PHILIP A. HAWKEY
                                           -------------------------------------
                                           Philip A. Hawkey
                                           Chief Executive Officer

                                       DATE EXECUTED BY COMMISSION: 12-21-90
                                                                   -------------

                                       Attest:


                                       /s/ MARVELL L. HERREN
                                       -----------------------------------------
                                       Marvell L. Herren, Secretary

APPROVED AS TO FORM:

VICTOR J. KALETA
Commission General Counsel


By: /s/ THEODORE J. REYNOLDS
    -----------------------------
    Theodore J. Reynolds
    Assistant General Counsel

                                     MAGUIRE/THOMAS PARTNERS/
                                     PASADENA CENTER, LTD.
                                     a California limited partnership

                                     By: MAGUIRE/THOMAS PARTNERS-PASADENA, LTD.
                                         a California limited partnership
                                         Its General Partner

                                          By: MAGUIRE/THOMAS PARTNERS, INC.
                                              a California corporation
                                              Its General Partner


                                                By: /s/ JAMES A. THOMAS
                                                    ----------------------------
                                                    James A. Thomas
                                                    Its Co-Chairman


                                                By: /s/ ROBERT F. MAGUIRE III
                                                    ----------------------------
                                                    Robert F. Maguire III
                                                    Its Co-Chairman

STATE OF CALIFORNIA      )
                         )    ss.
COUNTY OF LOS ANGELES    )



     On February 7, 1991, before me, the undersigned, a Notary Public in and for said State, duly commissioned and sworn, personally appeared James A. Thomas, proved to me on the basis of satisfactory evidence to be the Co-Chairman of Maguire/Thomas Partners, Inc., a California corporation, the officer executing the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its Bylaws or a resolution of its Board of Directors, said corporation being proved on the basis of satisfactory evidence to be the general partner of Maguire/Thomas Partners-Pasadena, Ltd., a California limited partnership, and acknowledged to me that such limited partnership executed the same, said limited partnership being proved to me on the basis of satisfactory evidence to be a general partner of Maguire/Thomas Partners/Pasadena Center, Ltd., a California limited partnership, and acknowledged to me that Maguire/Thomas Partners, Inc. executed on behalf of Maguire/Thomas Partners-Pasadena, Ltd., and said partnership executed on behalf of Maguire/Thomas Partners/Pasadena Center, Ltd., and that such limited partnership executed the same.

     WITNESS my hand and official seal.


          /s/ TOSHE FUJITA
          ----------------------------------------------
          Notary Public in and for
          the State of California
          My Commission Expires May 9, 1992


[Notarial Seal]

                  OFFICIAL SEAL
(State Seal)       TOSHE FUJITA
              Notary Public-California
                LOS ANGELES COUNTY
               My Commission Expires
                   May 9, 1992

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF LOS ANGELES   )


        On February 8, 1991, before me, the undersigned, a Notary Public in and for said State, duly commissioned and sworn, personally appeared Robert F. Maguire III, proved to me on the basis of satisfactory evidence to be the Co-Chairman of Maguire/Thomas Partners, Inc., a California corporation, the officer executing the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its Bylaws or a resolution of its Board of Directors, said corporation being proved on the basis of satisfactory evidence to be the general partner of Maguire/Thomas Partners-Pasadena, Ltd., a California limited partnership, and acknowledged to me that such limited partnership executed the same, said limited partnership being proved to me on the basis of satisfactory evidence to be a general partner of Maguire/Thomas Partners/Pasadena Center, Ltd., a California limited partnership, and acknowledged to me that Maguire/Thomas Partners, Inc. executed on behalf of Maguire/Thomas Partners-Pasadena, Ltd., and said partnership executed on behalf of Maguire/Thomas Partners/Pasadena Center, Ltd., and that such limited partnership executed the same.

        WITNESS my hand and official seal.



                                            [SIGNATURE ILLEGIBLE]
                                            ------------------------------------
                                            Notary Public in and for the
                                            State of California
                                            My Commission Expires May 9, 1992



(Notarial Seal)

STATE OF CALIFORNIA             )
                                )       ss
COUNTY OF LOS ANGELES           )

On this 21st day of December, 1990, before me, Theodore J. Reynolds, Deputy City Attorney for the City of Pasadena, pursuant to Civil Code Sections 1181 and 1184, appeared Philip A. Hawkey, known to me to be the Chief Executive Officer of the Pasadena Community Development Commission, a public body, corporate and politic, and who executed the within instrument on behalf of the Pasadena Community Development Commission and acknowledged to me that the Pasadena Community Development Commission executed the within instrument pursuant to its By-Laws or a resolution of its members.

VICTOR J. KALETA
City Attorney

By /s/ THEODORE J. REYNOLDS
  ---------------------------------
       Theodore J. Reynolds
       Deputy City Attorney

Recording Requested By and                                               [STAMP]
When Recorded Mail To:

PASADENA COMMUNITY DEVELOPMENT COMMISSION
c/o Office of the City Attorney
City Hall - Room 228
100 North Garfield Avenue
Pasadena, CA 91109
Attention: Theodore Reynolds, Esq.
Assistant General Counsel

--------------------------------------------------------------------------------

                           FOURTH MEMORANDUM AGREEMENT
                  REGARDING THE AIR SPACE LEASE BY AND BETWEEN
                 PASADENA COMMUNITY DEVELOPMENT COMMISSION AND
                 MAGUIRE/THOMAS PARTNERS/PASADENA CENTER, LTD.
                                   (CDC-28-1)

     THIS FOURTH MEMORANDUM AGREEMENT REGARDING THE AIR SPACE LEASE (the "FOURTH MEMORANDUM AGREEMENT") made and entered into on the latest date set forth adjacent to the signatures of the parties below by and between the PASADENA COMMUNITY DEVELOPMENT COMMISSION (the "COMMISSION") and MAGUIRE/THOMAS PARTNERS/PASADENA CENTER, LTD. ("LESSEE"), is made with reference to the following facts:

     A. Commission and Lessee entered into an Air Space Lease (the "LEASE") executed on December 19, 1985 and recorded on December 20, 1985 as Document
No. 85-1501208 in the Official Records of Los Angeles, with respect to those certain premises described in Section 104 of the Lease (the "DEMISED PREMISES").

     B. The Commission and Lessee entered into a Memorandum Agreement Regarding the Air Space Lease (the "MEMORANDUM AGREEMENT") executed by Commission on December 20, 1985 and recorded on December 18, 1986 as Document No. 86-1765932 in the Official Records of the County of Los Angeles.

     C. The Commission and Lessee entered into a Second Memorandum Agreement Regarding the Air Space Lease (the "SECOND MEMORANDUM AGREEMENT") executed by Commission on December 22, 1986 and recorded on March 2, 1987 as Document No. 87-311222 in the Official Records of the County of Los Angeles.

     D. The Commission and Lessee entered into a Third Memorandum Agreement Regarding the Air Space Lease (the "THIRD MEMORANDUM AGREEMENT") executed by Commission on December 21, 1990.

     E. The Commission and Lessee executed the Estoppel Certificate (Air Space Lease) dated as of December 17, 1990 (the "AIR SPACE ESTOPPEL").

     F. Except as otherwise defined herein, the terms used in this Fourth Memorandum Agreement shall have the meanings set forth for such terms in the Lease as amended by the Memorandum Agreement, the Second Memorandum Agreement and the Third Memorandum Agreement.

     G. The Commission and Lessee entered into the Second Amended and Restated Owner Participation Agreement dated as of December 1, 1985, as implemented and amended (the "SECOND AMENDED OPA") and concurrently herewith are entering into the Third Implementation Agreement to the Second Amended and Restated Owner Participation Agreement dated as of even date herewith (the "THIRD IMPLEMENTATION AGREEMENT").

     H. The Commission and Lessee desire to amend the Lease to, among other things, (i) conform to the Third Implementation Agreement, by referencing the new Phase IC of the Plaza Las Fuentes Project created by the Third Implementation Agreement and (ii) modify the Supplemental Rent to be paid by Lessee under Section 310.

     NOW, THEREFORE, for good and valuable consideration, the Lease is hereby amended as follows:

     1. REFERENCES. All references to the Second Amended OPA set forth in the Lease, or this Fourth Memorandum Agreement shall be deemed to refer to the Second Amended OPA as implemented and amended, including without limitation the Third Implementation Agreement. All references in the Lease, the Memorandum Agreement, the Second Memorandum Agreement, the Air Space Estoppel or this Fourth Memorandum Agreement to the "Air Space Lease" or the "Lease" shall be deemed to refer to the Lease as amended by the Memorandum Agreement, the Second Memorandum Agreement, the Third Memorandum Agreement and this Fourth Memorandum Agreement.

     2. INCORPORATION OF AIRSPACE ESTOPPEL PARAGRAPHS. The parties hereby incorporate into the Lease Paragraphs D, E, M, N, O, P, Q, R, S, T, U, V, W, X and Y of the Air Space Estoppel as though fully set forth herein. The foregoing incorporation of said paragraphs shall not affect the validity or interpretation of the Air Space Estoppel. Any and all references in the Air Space Estoppel Paragraphs to Agent shall be deemed to include a reference to any and all lenders loaning funds secured by the Demised Premises.

     3. AMENDED SUPPLEMENTAL RENT. Notwithstanding Section 310 of the Lease, the parties hereby stipulate that the Supplemental Rent due and owing for calendar year 1989 is One Hundred Thirty Two Thousand Dollars ($132,000) and the Supplemental Rent due and owing for calendar year 1990 is Two Hundred Seventy-Four Thousand

Seven Hundred Seventy-Three Dollars ($274,773). Furthermore, the Supplemental Rent stipulated for the years 1989 and 1990 will be paid upon the execution of this Fourth Memorandum Agreement by Commission and the submittal by Commission to Lessee of appropriate invoices and back-up information.

          Notwithstanding Section 310 of the Lease, the parties hereby agree that the maximum Supplemental Rent due and owing for 1991 shall be One Hundred Eighty-Six Thousand One Hundred One Dollars ($186,101).

          All references to the date "December 31, 1996" in Section 310 of the Lease are hereby deleted and "December 31, 1994" is hereby inserted in place thereof, so that the maximum Supplemental Rent payable for each year from 1992 through 1994 is $75,000.

          The schedule of Projected Revenues attached to the Lease as Exhibit "D" is hereby deleted.

     4. AMENDMENT TO SECTION 400. Section 400 of the Lease is hereby deleted and the following paragraphs are hereby inserted in its place:

               [Section 400]  Development of the Demised Premises.

               1. Lessee has completed Phase IA of the Demised Premises, consisting of the improvements described in Sections 501 (1), (2), (3) and (7), and Lessee also has completed Phase IB of the Demised Premises, consisting of the improvements described in Sections 501 (4) and (5). Both Phase IA and Phase IB have been completed in accordance with the conditions and provisions of the Second Amended OPA and this Lease.

               2. Lessee shall also construct, or cause to be constructed on the Demised Premises as part of Phase IC (as defined in the Third Implementation Agreement), the two (2) first-class, high quality restaurants and lounge facilities described in Section 501 (6) and shall complete the subterranean parking garage entry portal and vertical transportation from the garage to the plaza level, in accordance with the Second Amended OPA.

               The term "IMPROVEMENTS" as used in this Lease means the improvements described in this Section 400 and Section 501, and such other improvements as are required to be constructed by the Lessee pursuant to the Second Amended OPA and plans approved pursuant thereto; including landscaping, if any, and utilities in the Demised Premises or any part thereof.

        5.  LEGAL DESCRIPTION OF THE DEMISED PREMISES. In accordance with
Section 104 of the Lease, Commission and Lessee hereby substitute the legal description of the Demised Premises attached hereto as Exhibit "A" in place of Exhibit "B" to the Lease. All references in the Lease to the Demised Premises shall mean the Demised Premises as described in Exhibit "A" attached hereto.

        6. NO DEFAULT. the Commission hereby acknowledges that, as of the date the Commission executes this Fourth Memorandum Agreement, Lessee is not in default under the Lease.

        7. INTEGRATION. This Fourth Memorandum Agreement, the agreements specifically referred to herein, and all attachments hereto integrate all of the terms and conditions mentioned herein or incidental hereto, and supersede all negotiations with respect to the subject matter hereof. This Fourth Memorandum Agreement amends, as set forth herein, the Lease, the First Memorandum Agreement, the Second Memorandum Agreement and the Third Memorandum Agreement, and, except as specifically amended hereby, the Lease, the First Memorandum Agreement, the Second Memorandum Agreement and the Third Memorandum Agreement remain in full force and effect, as previously amended.

        8. GOVERNING LAW. This Fourth Memorandum Agreement shall be governed by the laws of the State of California.

        9. FURTHER ASSURANCES. The parties to this Fourth Memorandum Agreement agree that they will execute any additional documents which may be necessary to carry out the terms of this Fourth Memorandum Agreement and the Chief Executive officer of the Commission is authorized to execute such documents in the name and on behalf of the Commission.

        10. CONFLICTS. Nothing contained in this Fourth Memorandum Agreement shall be construed so as to require the commission of any act contrary to law, and whenever there is any conflict between any provision of this Fourth Memorandum Agreement and any present of future statute, law, ordinance or regulation contrary to which the parties shall have no legal right to contract, the latter shall prevail, but in such event the provision of this Fourth Memorandum Agreement affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law.

     11. EXECUTION REQUIREMENTS. This Fourth Memorandum Agreement, when executed by Lessee and delivered to the Commission, must be authorized, executed and delivered by the Commission within fifteen (15) days after the date of signature by Lessee or this Fourth Memorandum Agreement shall be voidable by Lessee upon delivery of notice, in writing, to the Commission.

     12. GOVERNMENT CODE. This Memorandum Agreement covers business of the Commission within the meaning of Section 6103 of the California Government Code.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the last date set forth below.

                         "COMMISSION"

                         PASADENA COMMUNITY DEVELOPMENT COMMISSION



DATED: 2/25, 1991        By: /s/ PHILIP A. HAWKEY
                            ---------------------
                            Philip A. Hawkey
                            Chief Executive Officer

                         Attest:

                         /s/ MARVELL L. HERREN
                         ------------------------
                         Marvell L. Herren
                         Secretary
                         Date Attested: 3/4/91
                                        ---------



APPROVED AS TO FORM:

Victor J. Kaleta
General Counsel

By: /s/ THEODORE J. REYNOLDS
    --------------------------
    Theodore J. Reynolds, Esq.
    Assistant General Counsel

                         "LESSEE"

                         MAGUIRE/THOMAS PARTNERS/PASADENA CENTER, LTD. a California limited partnership

                         By: MAGUIRE/THOMAS PARTNERS-PASADENA, LTD.
                             a California limited partnership
                             Its General Partner

                             By: MAGUIRE/THOMAS PARTNERS, INC.
                                 a California corporation
                                 Its General Partner

Dated: 2-15, 1991                By: /s/ [Signature Illegible]
                                     -------------------------
                                     Its: V.P.

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF LOS ANGELES   )

        On February 15, 1991, before me, the undersigned, a Notary Public in and for said State, duly commissioned and sworn, personally appeared [NAME ILLEGIBLE], proved to me on the basis of satisfactory evidence to be the Vice President of Maguire/Thomas Partners, Inc., a California corporation, the officer executing the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors, said corporation being proved to me on the basis of satisfactory evidence to be the general partner of Maguire/Thomas Partners-Pasadena, Ltd., a California limited partnership, and acknowledged to me that such limited partnership executed the same, said limited partnership being proved to me on the basis of satisfactory evidence to be a general partner of Maguire/Thomas Partners/Pasadena Center, Ltd., a California limited partnership, and acknowledged to me that Maguire/Thomas Partners, Inc. executed on behalf of Maguire/Thomas Partners-Pasadena, Ltd., and said partnership executed on behalf of Maguire/Thomas Partners/Pasadena Center, Ltd., and that such limited partnership executed the same.

                        WITNESS my hand and official seal.



                                            /s/ MARIA A. REYNOSO
                                            ------------------------------------
                                            Notary Public in and for said County
                                            and State


[SEAL]

STATE OF CALIFORNIA      )
                         )    ss.
COUNTY OF LOS ANGELES    )

     On this 25 day of FEBRUARY, 1991, before me, the undersigned, a Notary Public in and for the State of California, duly commissioned and sworn, personally appeared PHILIP A. HAWKEY, known to me to be the Chief Executive Officer of the Pasadena Community Development Commission, a public body, corporate and politic, that executed the within instrument, and known to me to be the person who executed the within instrument on behalf of said body, corporate and politic, therein named, and acknowledged to me that such body, corporate and politic, executed the within instrument pursuant to a Resolution thereof.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal in the County of Los Angeles on the day and year in this Certificate first above written.

                                            /s/ RASHEED ESSUMAN-MENSAH
                                            ------------------------------
                                            Notary Public in and for said County
                                            and State



                     OFFICIAL SEAL
(State Seal)     RASHEED ESSUMAN-MENSAH
                NOTARY PUBLIC-CALIFORNIA
                   LOS ANGELES COUNTY
             My Comm. Expires July 27, 1992


[Notarial Seal]

                   ESTOPPEL CERTIFICATE, CONSENT AND AMENDMENT
                                (Air Space Lease)

        THIS ESTOPPEL CERTIFICATE, CONSENT AND AMENDMENT (AIR SPACE LEASE) (this "Certificate"), dated as of March____, 2001, is executed by PASADENA COMMUNITY DEVELOPMENT COMMISSION ("Commission") and MAGUIRE PARTNERS-PLAZA LAS FUENTES, LLC, a Delaware limited liability company ("Lessee"), in favor of one or more funds and accounts advised by Fidelity Management Trust Company, as collateral agent (such funds and accounts are referred to collectively as "Mezzanine Lender").

        This Certificate is given in connection with a loan or loans (the "Equity Loan") to Maguire Partners/Pasadena Center, Ltd., a California limited partnership ("Issuer"), which is the sole member of Lessee with an economic interest in Lessee, made or to be made by certain funds or accounts managed by Mezzanine Lender secured by, among other things, the "Pledge" (as hereinafter defined).

        A. For purposes of this Certificate, the "Deed of Trust" shall mean that certain Leasehold Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents, Security Deposits and Hotel Revenue executed by Lessee for the benefit of German American Capital Corporation (together with its successors and assigns, "Real Property Lender") encumbering Lessee's interest as tenant under that certain Air Space Lease dated as of December 1, 1985, and recorded on December 20, 1985, as Document Number 85-1501208 in the Official Records of Los Angeles County, California, by and between Commission and Issuer as Lessee's predecessor in interest, as amended by that certain Memorandum Agreement Regarding the Air Space Lease dated as of December 20, 1985, and recorded on December 18, 1986, as Document Number 86-1765932 in the Official Records of Los Angeles County, California,

        as further amended by that certain Second Memorandum Agreement Regarding the Air Space Lease dated as of December 22, 1986, and recorded on March 2, 1987, as Document No. 87-311222 in the Official Records of Los Angeles County, California, that certain Third Memorandum Agreement Regarding the Air Space Lease dated as of June 1, 1989 and recorded on February 25, 1991, as Document No. 91-266729, and that certain Fourth Memorandum Agreement Regarding the Air Space Lease dated as of February 15, 1991, and recorded on March 14, 1991, as Document No. 91-367308 in the Official Records of Los Angeles County, California,

        as further amended by that certain Estoppel Certificate (Air Space Lease) dated as of December 3, 1987, executed by Commission and Issuer as Lessee's predecessor in interest in favor of Security Pacific National Bank, and recorded on December 3, 1987, as Document No. 87-1912799 in the Official Records of Los Angeles County, California,

        as further amended by that certain Estoppel Certificate (Air Space Lease) dated as of December 17, 1990, executed by Commission and Issuer as Lessee's predecessor in interest in favor of The Industrial Bank of Japan, Ltd., Los Angeles Agency, as agent for itself and The Sanwa Bank, Ltd., Los Angeles Branch, and recorded on December 21, 1990, as Document No. 90-2105845 in the Official Records of Los Angeles County, California,

        as further amended by that certain Estoppel Certificate (Air Space Lease) dated as of November 6, 1997, executed by Commission and Issuer as Lessee's predecessor in interest in favor of Credit Suisse First Boston Mortgage Capital, LLC and recorded on November 17, 1997, as Document No. 97-1813066 in the Official Records of Los Angeles County, California, and

        as further amended by the certain Estoppel Certificate, Consent and Amendment (Air Space Lease) (the "Real Property Lender Estoppel Certificate") dated as of even date herewith, executed by Commission and Lessee in favor of German American Capital Corporation and being recorded on or after the date hereof

        (collectively, the "Lease"), pursuant to which Lessee has acquired a leasehold estate (the "Leasehold") in the air space described therein (the "Demised Premises").

           B. For purposes of this Certificate, the "Real Property Loan" shall mean the loan being made by Real Property Lender and secured by the Deed of Trust.

           C. For purposes of this Certificate, the "Pledge" shall mean that certain Pledge to be executed by the Issuer encumbering one hundred percent (100%) of the ownership interests in Lessee.

           D. Upon the closing of the Real Property Loan, Issuer has conveyed to Lessee all of the Issuer's right, title and interest as tenant under the Lease and in and to the Demised Premises.

           E. The Real Property Lender and the Mezzanine Lender are sometimes referred to herein collectively as the "Lenders." The Real Property Loan and the Equity Loan are sometimes referred to herein collectively as the "Loans."

           F. For purposes of this Certificate, "Project Costs" shall mean the Total Project Costs, as defined and used in Exhibit "C" to the Lease.

           In the event of any conflict between the provisions of this Certificate and the provisions of the Lease, this Certificate shall control.

           For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Commission and Issuer hereby agree as follows:

           1. No TRANSFER OR ENCUMBRANCE OF DEMISED PREMISES. As of the date of this Certificate, Commission is the fee owner of the Demised Premises. Commission has not previously sold, assigned or encumbered its interest in the Demised Premises.

           2. COMPLETE LEASE. The documents referenced in the definition of "Lease" are all of the material documents relating to the creation, modification, amendment or termination of the Leasehold. Attached hereto as Exhibit "A" is a true and complete copy of the Lease.

           3. NO MODIFICATIONS OF LEASE. As of the date of this Certificate, the Lease is in full force and effect and there have been no modifications, supplements or extensions thereof, oral or written, except as reflected above.

           4. TERM OF THE LEASE AND RENEWALS. The "Effective Date of Lease" (as defined in Section 202 of the Lease) occurred on December 3, 1987, and not on October 31, 1986. The Lease terminates on December 3, 2017, subject to three (3) options to extend the term for an additional ten (10) years each. Mezzanine Lender shall be entitled, on behalf of Lessee to renew the Lease in the name of Lessee (unless following the expiration of applicable cure periods provided for in this Certificate the Lease has earlier been terminated) notwithstanding any default by Lessee. Mezzanine Lender's right to renew the Lease shall not expire until fifteen (15) days after the Commission has given each Holder written notice that Lessee has failed to renew the Lease and its right to do so (other than by action of the Mezzanine Lender pursuant to this provision) has expired. If there is any default outstanding at the time Mezzanine Lender seeks to renew the Lease, the period for renewing the Lease shall be extended so that it does not expire prior to the expiration of the period during which the Mezzanine Lender is entitled pursuant to this Certificate to cure defaults on the part of the Lessee.

           5. PREMISES VALUE. The Premises Value (as defined in Section 302 of the Lease) is $6,680,000.

           6. COMPLIANCE WITH LAWS. Commission has not received any currently effective notice that it or Lessee is in violation of any governmental law or regulation applicable to the Demised Premises, including, without limitation, any environmental laws or the Americans with Disabilities Act, and has no reason to believe that there are grounds for any claim of any such violation.

           7. RECIPROCAL EASEMENTS. The easements required pursuant to Section 507 of the Lease have been granted.

           8. CONSTRUCTION. Lessee has completed, in accordance with Section 400 of the Lease, all improvements required to be constructed thereunder.

           9. No DEFAULT BY LESSEE. As of the date of this Certificate, (a) Lessee is not in default in the performance of the terms and provisions of the Lease, and (b) to the best knowledge of Commission, no event has occurred which, with the passage of time or the giving of notice or both, would constitute any such default. Commission has not given Lessee any notice of default under the Lease.

           10. NO EVENTS PERMITTING CANCELLATION OF LEASE. The Lease is currently in full force and effect and, to the actual knowledge of the Commission, there are no conditions or events that would permit a cancellation or termination of the Lease by Commission or Lessee. No termination of the Lease as referred to in Section 1307 of the Lease shall occur without the prior written consent of the Real Property Lender and the Mezzanine Lender.

           11. CONSENT TO DEED OF TRUST AND PLEDGE. Commission acknowledges that Lessee intends to encumber its rights and interests under the Lease as security for the Real Property Loan by, among things, executing the Deed of Trust for the benefit of Real Property Lender. Commission hereby consents to such encumbrance. Lessee shall have the right to assign any sublease as collateral security for the Deed of Trust. Commission further acknowledges that the Issuer intends to pledge all of the ownership interests in Lessee as security for the Equity Loan by, among other things, executing the Pledge for the benefit of the Mezzanine Lender as collateral agent. Commission hereby consents to such encumbrance.

           12. NOTICE TO COMMISSION; PERMITTED LEASEHOLD MORTGAGE. Commission hereby acknowledges its receipt of (a) the advance notice, described in the penultimate paragraph of Section 901 of the Lease, of the Deed of Trust executed concurrently herewith by Lessee, as trustor, in favor of Chicago Title Insurance Company, as trustee, for the benefit of Real Property Lender, as beneficiary and
(b) the notice described in Section 901(4) of the Lease regarding the address of the leasehold mortgagee to which notices may be sent. Commission hereby waives the requirement of Section 901(4) of the Lease that a certified copy of the Deed of Trust (and all pertinent recording data respecting the same) and the note secured by the Deed of Trust be delivered to Commission as a condition to the effectiveness of the leasehold mortgage on Commission; provided, however, that Lessee shall deliver to Commission a conformed copy of the recorded Deed of Trust and a certified copy of the original note secured by such Deed of Trust within ten (10) days after the date of recordation of the Deed of Trust in Los Angeles County Records. Commission hereby agrees, and Lessee hereby represents and warrants, that (i) Real Property Lender and the Deed of Trust each satisfy all of the requirements contained in Section 901 of the Lease, (ii) the Deed of Trust constitutes a "permitted leasehold mortgage," (iii) the loan secured by the Deed of Trust and the Equity Loan each constitutes a "Construction or Permanent Loan" as defined in Section 305 of the Lease, and (iv) all payments of principal, interest, fees and expenses under the Loans constitute "Expenses" as defined in Section 305 of the Lease.

Mezzanine Lender's address for notices in connection with this Certificate:

           Fidelity Management Trust Company
           82 Devonshire Street, E15E
           Boston, MA 02109-3614
           Attention: Michael L. Elizondo

           with a copy to:

           Fidelity Management & Research Company
           82 Devonshire Street, E20E
           Boston, MA 02109-3414
           Attention: Travis M. Rhodes, Esq.

           with a copy to:

           Goodwin Procter LLP
           Exchange Place
           Boston, MA 02109-2881
           Attention: Paul D. Schwartz, P.C.

           13. DEMISED PREMISES. The fifth sentence in Section 104 of the Lease is incorrect and is hereby deleted.

           14. LEASE. The references to "Site" in Section 201 of the Lease are incorrect and are hereby revised to read "Demised Premises."

           15. AMOUNT OF MINIMUM ANNUAL RENT. The reference to "Site" in Section 302 of the Lease is incorrect and is hereby revised to read "Demised Premises." After the first Adjustment Date (which has not yet occurred), the Premises Value shall be equal to the fair market value of the Demised Premises (exclusive of the Improvements), as such fair market value is determined under the Third and Fourth paragraphs of Section 302 , provided that the Premises Value shall not be less than $6,680,000. Lessee is currently paying Minimum Annual Rent in the amount of $601,200 per year. Sub-Term A expired on December 3, 1989 and Sub-Term B commenced on the date immediately following such expiration. The first Adjustment Date of Minimum Annual Rent will occur on December 4, 2004, unless the Lessee has earlier received the fifteen percent (15%) cumulative cash on cash return as contemplated by the second paragraph of Section 302 of the Lease. Each time the Minimum Annual Rent is adjusted throughout the term of the Lease, including all renewals and extensions, it shall not exceed an amount which will cause Lessee to receive less than a fifteen percent (15%) cash on cash return on all Project Costs after such adjustment, all as contemplated by the second paragraph of Section 302 and as illustrated on Exhibit B hereto.

           16. ADDITIONAL RENT. "Gross Operating Income," as referred to in
Section 305 of the Lease, shall be interpreted in accordance with generally accepted accounting principles. Lessee is not currently paying Additional Rent and under the terms of the Lease has not yet become obligated to pay Additional Rent. Attached hereto as Exhibit C is copy of the Maguire Partners/Pasadena Center, Ltd. Special Purpose Statements of Additional Rent for the Years Ended 1989-1999 as prepared by Arthur Andersen LLP, showing the Additional Rent determination for the years covered by such statement (the "Additional Rent Statement"). The Additional Rent Statement accurately reflects the Project Costs attributable to the Hotel (i.e., all expenditures by or on behalf of Owner that relate in any way to the Hotel, as defined and used in clause (i) of the last paragraph of Section 305 of the Lease), the proper allocation of total Project financing to the Hotel and Hotel Facilities (59% of total Project financing), and the resulting Lessee's Net Equity Investment attributable to the Hotel and Hotel Facilities for the period covered by such Additional Rent Statement. The illustrations of Additional Rent calculations attached hereto as Exhibit D illustrate the proper methods for calculating Additional Rent based on the assumptions stated in Exhibit D (which assumptions are only for purposes of illustration and are not intended to be binding in any way on Commission, Lessee or Holders). The Commission agrees that if the Lessee submits to the Commission a certificate updating the information required for the calculation of Additional Rent consistent with Exhibit D and the Commission fails within sixty (60) days to object to it in writing and deliver a copy of such objection to the Real Property Lender and Mezzanine Lender, and if Lessee thereafter submits a second notice to Commission in 14 point BOLD FACE type stating that the Commission's failure to object to the information in the certificate within ten (10) days after receipt of such second notice shall be deemed to be the approval of such certificate by the Commission, then if the Commission fails to object to the information in such certificate within said 10 day period, the Commission shall not thereafter be entitled to contend that such information in the certificate is not accurate.

           17. SUPPLEMENTAL RENT. The reference to "Exhibit C" in Section 310 of the Lease is incorrect and is hereby revised to read "Exhibit D." The last sentence in Section 310 of the Lease is incorrect and is hereby deleted. Lessee has no further obligation to pay Supplemental Rent under the Lease pursuant to
Section 310 of the Lease.

           18. RIGHT TO INSPECTION AND AUDIT OF RECORDS. The reference to "Section 1305" in Section 314 of the Lease is incorrect and the phrase "pursuant to Section 1305," is hereby deleted. The reference to "Section 312 " in Section 314 of the Lease is incorrect and is hereby revised to read "Section 313."

           19. REAL PROPERTY LENDER. Commission and Mezzanine Lender acknowledge and consent to the grant of the Deed of Trust for the benefit of Real Property Lender as security for the Real Property Loan. In addition, Mezzanine Lender acknowledges and consents to the execution and delivery by Commission and Real Property Lender of the Real Property Lender Estoppel Certificate. Any notices to be provided to Mezzanine Lender hereunder shall simultaneously be delivered to Real Property Lender at the address provided in the Real Property Lender Estoppel Certificate and shall not be effective until so delivered. Commission shall not modify or amend in any manner the Real Property Lender Estoppel Certificate without the prior written consent of Mezzanine Lender.

           20. PLEDGES. Notwithstanding anything to the contrary contained in the Lease, (a) Lessee and the Issuer are hereby given the express right at any time and from time to time, for the Issuer to pledge the ownership interests in Lessee in favor of any "Holder" (as hereinafter defined) (all without the necessity of obtaining Commission's prior written consent), and (b) if the Issuer shall so pledge the ownership interests in Lessee and if the Holder of such pledge shall send to Commission a true copy thereof, together with written notice specifying the name and address of the pledgee(s) Commission agrees that so long as any such pledge shall remain unsatisfied of record or until written notice of satisfaction is given by the Holder to Commission, the following provisions shall apply:

               (a.) CANCELLATION OR MODIFICATION OF LEASE. There shall be no voluntary termination, cancellation, surrender or modification of the Lease by Lessee or by joint action of Commission and Lessee without the prior consent in writing of each Holder.

               (b.) NOTICE TO HOLDERS. Commission shall, upon serving Lessee with any notice pursuant to the provisions of the Lease, simultaneously serve a copy of the same upon each Holder who has previously provided its address to Commission.

               (c.) PERFORMANCE OF LESSEE'S OBLIGATIONS. Each Holder shall have the right, but not the obligation, at any time prior to termination of the Lease and without payment of any penalty, to pay all of the rents due thereunder, to effect any insurance, to pay any taxes or assessments, to make any repairs or improvements, to do any other act or thing required of Lessee under the Lease, and to do any act or thing which may be necessary and proper to be done in the performance and observance of the agreements, covenants and conditions to prevent termination of the Lease. Each Holder and its agents and contractors shall have full access to the Demised Premises for purposes of accomplishing any of the foregoing. Any of the foregoing done by any Holder shall be as effective to prevent a termination of the Lease as the same would have been if done by Lessee.

               (d.) CURE OF LESSEE'S DEFAULT. Anything contained in the Lease notwithstanding, including but not limited to Section 902, if any default shall occur which, pursuant to any provision of the Lease, purportedly entitles Commission to terminate the Lease, Commission shall not be entitled to terminate the Lease, and the notice shall be rendered void, unless (x) Commission shall have given written notice to each Holder, as required under Paragraph (b) above, stating Commission's intent to terminate the Lease, and (y) within fifteen (15) days following the expiration of any periods of time given Lessee in the Lease to cure such default or breach, no Holder shall either:

                      (i) cure the default if the same consists of the nonperformance by Lessee of a covenant or condition of the Lease requiring the payment of money by Lessee to Commission; or

                      (ii) if the default or breach does not involve such a covenant or condition, either (a) cure such default or breach, or
           (b)(1) commence and thereafter diligently pursue to completion steps and proceedings to foreclose on the interests covered by the

           Pledge, and (2) perform or cause the performance of all of the covenants and conditions of the Lease requiring the payment of money by Lessee to Commission until such time as the ownership interests in Lessee shall be sold upon foreclosure pursuant to the Pledge or shall be transferred upon judicial procedure or by assignment in lieu of foreclosure. Any default or breach which is not susceptible of being cured by each Holder shall be deemed cured if any Holder shall diligently pursue to completion steps and proceedings to foreclosure or to pursue appropriate judicial procedures under the Pledge as provided above; and

(z) the conditions in Paragraph (e) below, are satisfied.

               (e.) CONDITIONS TO LEASE TERMINATION. All right of Commission to terminate the Lease as the result of the occurrence of any default shall be subject to, and conditioned upon, (i) Commission having first given to each Holder the written notices as required under Paragraph (b), above, (ii) all Holders having failed to remedy such default or acquire the membership interests in the Lessee or commence foreclosure or other appropriate proceedings in the nature thereof as set forth in Paragraph (d), above, (iii) the Commission having given each Holder notice of such failure in accordance with Paragraph (d), and
(iv) no Holder having remedied such failure in the manner set forth in Subparagraph 20(d)(y) within sixty (60) days after receipt of such notice.

               (f.) EXTENDED PERIOD TO FORECLOSE. If any Holder is prohibited from commencing or prosecuting foreclosure or other appropriate proceedings in the nature thereof by any process or injunction issued by any court or by reason of any action by any court having jurisdiction of any bankruptcy or insolvency proceeding involving Lessee or the Issuer, the times specified in Paragraph (d), above, for commencing or prosecuting foreclosure or other proceedings shall be extended for the period of the prohibition; provided that the Holder shall have fully cured any default in the payment of any monetary obligations of Lessee under the Lease and shall continue to pay currently those monetary obligations as and when the same fall due.

               (g.) PLEDGE ENFORCEMENT WITHOUT COMMISSION'S CONSENT. Neither the exercise by Mezzanine Lender of its remedies under the Pledge (or any sale thereunder), whether by judicial proceedings or by virtue of any power contained in the Pledge, nor any transfer of the ownership interests in Lessee to any Holder or its designee through, or in lieu of the exercise of the power of sale or other appropriate proceedings enforcing such pledge, shall require the consent of Commission or constitute a breach of any provision of, or a default under, the Lease. In recognition of the fact that Lessee is a limited liability company instead of a limited partnership, the reference to "limited partnership interests" in the last sentence of the third paragraph of Section 802 of the Lease is deemed to include limited liability company membership interests.

               (h.) DISTRIBUTION OF INSURANCE AND CONDEMNATION PROCEEDS. The proceeds from any insurance policies and the proceeds arising from a condemnation shall be paid to and held by Real Property Lender or, if the Real Property Loan shall have been satisfied, to the holder of the senior most leasehold mortgage and applied in accordance with the provisions of the Deed of

Trust or such leasehold mortgage, as applicable, or if no leasehold mortgage exists, in the manner which would be required if the Deed of Trust were still in effect and the Equity Loan were secured by the Deed of Trust. Each of Commission and Lessee hereby waive any rights it may have to terminate the Lease under California Civil Code Section 1932 or 1933 or California Code of Civil Procedure
Section 1265.130 or any similar statutes permitting the termination of a lease upon the taking or destruction of all or any part of the property being leased. Neither Commission nor Lessee may terminate the Lease under Section 1100 2(a) of the Lease without the prior written consent of each of the Holders.

               (i.) NOTICES OF PROCEEDINGS. The Commission shall give all Holder(s) notice of any arbitration or condemnation proceedings relating to the Commission's property, or of any pending adjustment of insurance claims relating to the Commission's property. If any Holder shall not become a party to the proceedings, that Holder shall receive notice and a copy of any award or decision made in connection therewith.

               (j.) AMENDMENTS TO LEASE. Commission and Lessee shall cooperate in including in the Lease by suitable amendment from time to time any provision which may be reasonably requested by any Holder or proposed Holder for the purpose of implementing the mortgagee protection provisions contained in Section 902 of the Lease or of allowing such Holder or proposed Holder reasonable means to protect or preserve the Lease, upon the occurrence of a default under the terms of the Lease provided such amendment is not inconsistent with any of the terms of this Certificate. Commission and Lessee each agree to execute and deliver (and to acknowledge, if necessary, for recording purposes) any agreement necessary to effect any such amendment; provided, however, that no such amendment shall (i) in any way affect the term or rent under the Lease nor otherwise in any material respect adversely affect any rights of Commission under the Lease or (ii) be binding upon Real Property Lender unless consented to by Real Property Lender in writing.

               (k.) DEFINITIONS. The term "Mortgage," whenever used herein, shall include whatever security instruments are used in the locale of the Demised Premises, such as, without limitation, deeds of trust, security deeds, and conditional deeds, as well as financing statements, security agreements and other documentation required pursuant to the Uniform Commercial Code. The term "Mortgage," whenever used herein, shall also include any instruments required in connection with a sale-leaseback transaction. The term "Mortgagee" shall include the Holder of the secured position under each of the foregoing types of instruments, including but not limited to the beneficiary under a deed of trust, the secured party under a security agreement and the lessor in a sale-leaseback transaction. The term "Pledge," whenever used herein, shall include whatever security instruments are used to create a security interest in the ownership interests in an entity. The term "Pledgee," whenever used herein, shall include the Holder of the secured position under any Pledge. The term "Holder," whenever used herein, shall mean and include (a) Real Property Lender, (b) Mezzanine Lender, (c) any institutional or non-institutional lender making any loan or loans, the proceeds of which are used, in whole or in part, to pay all or any part of either of the Loans, (d) if either of the Lenders or any other person or entity acquires all or any part of Lessee's interest in the Demised Premises or the ownership interests in Lessee in connection with the exercise by either of the Lenders or any other lender of their respective rights or remedies (or in lieu thereof), any institutional or non-institutional lender making any loan to either of the Lenders or such other person or entity, (e) any institutional or non-institutional lender making any loan to any other person or entity succeeding to the interest of either of the Lenders or such other person or entity in the Demised Premises, and (f) their respective successors and assigns.

                   (l.) NO PRECLUSION OF LEASEHOLD MORTGAGEES. Commission shall not mortgage or otherwise encumber its interest in the Demised Premises in such a way as to preclude or hinder Lessee, the Issuer or the subtenants of Lessee, from obtaining leasehold mortgages or pledges as provided herein.

                   (m.) CURE OF DEFAULTS UNDER MORTGAGE ON FEE INTEREST. In the event of any default under a mortgage which (a) encumbers Commission's interest in the Property and (b) is prior to this Lease, Lessee may cure such default and deduct all amounts reasonably expended in so doing from the next installment(s) of rent under the Lease.

           21. RECONSTRUCTION OF PARKING FACILITY. Notwithstanding anything to the contrary in Section 1007 of the Lease, Commission shall not permit the Pasadena Parking Authority or the City of Pasadena to use insurance proceeds or self-insurance to repay all or any part of the Parking Facility' Certificates upon the occurrence of damage to or destruction of the Parking Facility unless each of the Lenders has given its consent thereto, which consent shall not be unreasonably withheld.

           22. EMINENT DOMAIN. The reference to "Section 1211" in Section 1100 2(b) of the Lease is incorrect and is hereby revised to read "Section 1209." Commission has not received written notice of any pending eminent domain proceedings or other governmental actions or any judicial actions of any kind against the Demised Premises.

           23. DEFAULTS. The reference to "Section 1212" in Section 1201 of the Lease is incorrect and is hereby revised to read "Section 1210."

           24. OPTION TO PURCHASE. The reference to "third paragraph of Section 302" in Section 1311 of the Lease is incorrect and is hereby revised to read "fourth paragraph of Section 302." If Lessee exercises its option to purchase any portion of the Demised Premises pursuant to Section 1311 of the Lease, Lessee's option to purchase the remaining portion of the Demised Premises shall continue in full force and effect.

           25. CONTEST OF LAWS. Lessee shall have the right to contest by appropriate legal proceedings, without cost or expense to Commission, the validity of any law, ordinance, order, rule, regulation or requirement applicable to the Demised Premises, provided, however, that, upon request by Commission, Lessee shall first furnish to Commission a bond, in form and amount, and issued by a surety company, reasonably satisfactory to Commission, guaranteeing to Commission compliance by Lessee with such law, ordinance, order, rule, regulation or requirement, and indemnifying Commission against any and all liability, loss and damage which Commission may sustain by reason of Lessee's failure or delay in complying therewith, and provided further, that Commission shall not be subjected to any risk of criminal liability by reason of any such contest.

        26. AUTHORITY. Each of Commission and Lessee, and the person or persons executing this Certificate on their behalf, has the power and authority to execute this Certificate.

        27. SUCCESSORS AND ASSIGNS. All rights herein granted to Lessee shall also apply to every successor and assign of Lessee (including, but not limited to, any sublessee of all or substantially all of the Demised Premises) to the extent permitted by the Lease.

        28. AGREEMENT OF LESSEE. Lessee joins in this Certificate to evidence its agreement to all of the terms and conditions of this Certificate. The agreements contained herein shall be binding upon and shall inure to the benefit of Commission and Lessee and their respective successors and assigns, and shall inure to the benefit of each Holder and their successors and assigns. Commission understands and acknowledges that the Lenders are relying upon this Certificate and upon the truth and accuracy of the matters set forth herein in making the Equity Loan and the Real Property Loan and hereby agrees that any successors or assigns of each Holder may also so rely. This Certificate may be signed in counterparts, which taken together shall constitute a single document. Notice of acceptance of this Certificate by Lenders is waived.

        29. THIRD PARTY OPTIONS. No third party has any option or preferential right to purchase all or any part of the Demised Premises.

        30. QUALIFIED HOTEL MANAGER. Commission hereby acknowledges and agrees that any "Qualified Hotel Manager" (as defined in the Article 1, Section 1 of the Deed of Trust, but excluding for purposes hereof any such hotel manager who is selected pursuant to clause (iii) of such definition in the Deed of Trust) appointed to manage the Hotel in accordance with the terms of the Deed of Trust shall be deemed approved by Commission pursuant to Section 502 of the Lease.

        31. EFFECT OF FORECLOSURE. At such time as the Lessee's interest in the Leasehold has been finally divested by the exercise of remedies under of the Deed of Trust, the rights of the Mezzanine Lender under this Certificate shall inure to the benefit of the purchaser of the Leasehold as a result of such exercise of remedies or its designee, and all rights of the Mezzanine Lender named herein shall terminate.

        32. PARKING AGREEMENT. Commission and Lessee understand and agree that nothing in this Certificate affects the rights of Commission or Lessee arising under or from that certain Amended and Restated Agreement for Management, Rental, Operation and Maintenance of Parking Facility between Commission and Issuer as predecessor in interest of the Lessee, dated as of November 30, 1987, as amended.

        33. ESTOPPEL CERTIFICATES. Each Holder will have the same rights to estoppel certificates provided to Leasehold Mortgagees in Section 905 of the Lease.

        34. ACKNOWLEDGMENT OF RECEIPT. Commission hereby acknowledges receipt of a true copy of a pledge of the ownership interests in Lessee to Fidelity Management Trust Company as collateral agent, and acknowledges that notices required by Section 20 hereof shall be given as follows:

        Fidelity Management Trust Company
        82 Devonshire Street, E15E
        Boston, Massachusetts 02109
        Attention: Michael L. Elizondo
        Tel: 617-563-0609
        Fax: 617-476-0399

        with a copy to:

        Fidelity Management Trust Company
        82 Devonshire Street, E20E
        Boston, Massachusetts 02109
        Attention: Travis M. Rhodes, Esq.
        Tel: 617-563-2599
        Fax: 617-476-7774

        and a copy to:

        Goodwin Procter LLP
        Exchange Place

        Boston, Massachusetts 02109
        Attention: Paul D. Schwartz, P.C.
        Tel: 617-570-1422
        Fax: 617-227-8591



                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

                                  "COMMISSION"

                                  PASADENA COMMUNITY DEVELOPMENT COMMISSION


                                  By: /s/ CYNTHIA J. KURTZ
                                     ------------------------------------------
                                     Name: CYNTHIA J. KURTZ
                                     Title: EXECUTIVE DIRECTOR


                                  Attest: STELLA J. LUCERO
                                          -------------------------------------
                                          Name: STELLA J. LUCERO
                                          Title:

                                  DATE EXECUTED BY COMMISSION: 3-12-2001
                                                               ----------------


Approved as to form:

City Attorney


By: [SIGNATURE ILLEGIBLE]
    ---------------------------------
    Commission Special Counsel

                                    MAGUIRE PARTNERS-PLAZA LAS FUENTES, LLC
                                    a Delaware limited liability company

                                    By: MAGUIRE PARTNERS/PASADENA CENTER, LTD.
                                        a California limited partnership
                                        Its Manager


                                        By: MAGUIRE PARTNERS PASADENA GEN-
                                            PAR, INC., a California corporation,
                                            Its General Partner


                                            By: /s/ JOHN A. MORALES
                                                -------------------------------
                                               Name:  JOHN A. MORALES
                                               Title: SENIOR VICE PRESIDENT

                                The decision to participate in the investment, any representations made herein by the participant, and any actions taken hereunder by the participant has/have been made solely at the direction of the investment fiduciary who has sole investment discretion with respect to this investment.


ACKNOWLEDGED AND ACCEPTED:

Mellon Bank, N.A., solely in its capacity as Trustee for the Bell Atlantic Master Trust Account
C held by it as Trustee, as directed by Fidelity
Management Trust Company, and not in its individual capacity.

By: /S/ BERNADETTE RIST
    -------------------------------
Name: BERNADETTE RIST
Title: AUTHORIZED SIGNATORY

Account C (the "Fidelity Real Estate Account") held by Mellon Bank, N.A., as trustee for Bell Atlantic Master Trust is a separate account of a master pension trust (the "Master Pension Trust"). Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of the trustee of the Master Pension Trust individually or on behalf of the entire Master Pension Trust, and the obligations of this Agreement are not binding upon any of the trustees, officers or beneficiaries of the Master Pension Trust individually, but are binding only upon the assets and property of the Fidelity Real Estate Account. The parties hereto agree that no beneficiary, trustee or officer of the Master Pension Trust may be held personally liable or responsible for any obligations of the Master Pension Trust arising out of this Agreement. With respect to obligations of the Master Pension Trust arising out of this Agreement, the parties hereto shall look for payment or satisfaction of any claim solely to the assets and property of the Fidelity Real Estate Account.


FIDELITY REAL ESTATE GROWTH FUND, L.P.

By: FIDELITY MANAGEMENT TRUST COMPANY,
    As Investment Manager and not individually

    By:
       -----------------------------
    Its:
       -----------------------------

Fidelity Real Estate Growth Fund L.P. ("FREG") is a limited partnership of which Fidelity Real Estate Partners IV LLC ("LLC") is the sole General Partner. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of LLC individually, and that the obligations of this Agreement are not binding upon LLC or any of the limited partners, members, officers or directors of FREG or LLC individually, but are binding only upon the assets and property of FREG. With respect to obligations of FREG arising out of this Agreement, the parties hereto agree to look for payment or satisfaction of any claim solely to the assets and property of FREG, without recourse to LLC.

ACKNOWLEDGED AND ACCEPTED:

Mellon Bank, N.A., solely in its capacity as Trustee for the Bell Atlantic Master Trust Account
C held by it as Trustee, as directed by Fidelity
Management Trust Company, and not in its individual capacity.


By:
   ---------------------------------
Name:
Title:


Account C (the "Fidelity Real Estate Account") held by Mellon Bank, N A., as trustee for Bell Atlantic Master Trust is a separate account of a master pension trust (the "Master Pension Trust"). Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of the trustee of the Master Pension Trust individually or on behalf of the entire Master Pension Trust, and the obligations of this Agreement are not binding upon any of the trustees, officers or beneficiaries of the Master Pension Trust individually, but are binding only upon the assets and property of the Fidelity Real Estate Account. The parties hereto agree that no beneficiary, trustee or officer of the Master Pension Trust may be held personally liable or responsible for any obligations of the Master Pension Trust arising out of this Agreement. With respect to obligations of the Master Pension Trust arising out of this Agreement, the parties hereto shall look for payment or satisfaction of any claim solely to the assets and property of the Fidelity Real Estate Account.


FIDELITY REAL ESTATE GROWTH FUND, L.P.

By: FIDELITY MANAGEMENT TRUST COMPANY,
    As Investment Manager and not individually


    By: [SIGNATURE ILLEGIBLE]
        -------------------------------
    Its: Vice President
         ------------------------------


Fidelity Real Estate Growth Fund L.P. ("FREG") is a limited partnership of which Fidelity Real Estate Partners IV LLC ("LLC") is the sole General Partner. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of LLC individually, and that the obligations of this Agreement are not binding upon LLC or any of the limited partners, members, officers or directors of FREG or LLC individually, but are binding only upon the assets and property of FREG. With respect to obligations of FREG arising out of this Agreement, the parties hereto agree to look for payment or satisfaction of any claim solely to the assets and property of FREG, without recourse to LLC.

Recording requested by and
when recorded, mail to:

Proskauer Rose LLP
1585 Broadway
New York, New York 10036

Attention: Perry A. Cacace, Esq.

                              ESTOPPEL CERTIFICATE
                               (Air Space Lease)

     THIS ESTOPPEL CERTIFICATE (AIR SPACE LEASE) (this "Certificate"), dated as of November , 1997 is executed by PASADENA COMMUNITY DEVELOPMENT COMMISSION ("Commission") and MAGUIRE/THOMAS PARTNERS/PASADENA CENTER, LTD., A CALIFORNIA LIMITED PARTNERSHIP ("Lessee") in favor of CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC ("Lender"), in connection with a loan or loans (the "Loan") made or to be made by Lender to Lessee, secured by, among other things:

     A. A deed of trust, assignment of leases and rents and security agreement (the "Deed of Trust") encumbering Lessee's interest as tenant under that certain Air Space Lease dated as of December 1, 1985 and recorded on December 20, 1985 as Document Number 85-1501208 in the Official Records of Los Angeles County, California, by and between Commission and Lessee, as amended by that certain Memorandum Agreement Regarding the Air Space Lease dated as of December 20, 1985 and recorded on December 18, 1986, as Document Number 86-1765932 in the Official Records of Los Angeles County, California, as further amended by that certain Second Memorandum Agreement Regarding the Air Space Lease dated as of December 22, 1986 and recorded on March 2, 1987 as Document No. 91-266729 in the Official Records of Los Angeles County, California, that certain Third Memorandum Agreement Regarding the Air Space Lease (the "Third Memorandum Agreement") dated as of June 1, 1989 and recorded on February 25, 1991 and that certain Fourth Memorandum Agreement Regarding the Air Space Lease dated as of February 15, 1991 and recorded on March 14, 1991 as Document No. 91-367308 in the Official Records of Los Angeles County, California, Document Number 87-311222 in the Official Records of Los Angeles County, California, as further amended by that certain Estoppel Certificate (Air Space Lease) dated as of December 3, 1987, executed by Commission and Lessee in favor of Security Pacific National Bank, and recorded on December 3, 1987, as Document No. 87-1912799 in the Official Records of Los Angeles County, California and as further amended by that certain Estoppel Certificate (Air Space Lease) dated as of December 17, 1990, executed by Commission and Lessee in favor of The Industrial Bank of Japan, Ltd., Los Angeles Agency, as agent for itself and The Sanwa Bank, Ltd., Los Angeles Branch, and recorded on December 21, 1990, as Document No. 90-2105845 in the Official Records of Los Angeles County, California (collectively, the "Lease"), pursuant to which Lessee has acquired a leasehold (the "Leasehold") in the air space described therein (the "Demised Premises"); and

          B. One or more assignments of ownership interests in Lessee (or in any direct or indirect partner thereof) (the "Interest Assignments") in favor of Lender.

          In the event of any conflict between the provisions of this Certificate and the provisions of the Lease, this Certificate shall control.

          For good and valuable consideration, the receipt of which is hereby acknowledged, Commission and Lessee hereby agree as follows:

          A. No Transfer or Encumbrance of Demised Premises. As of the date of this Certificate, Commission is the fee owner of the Demised Premises. Commission has not previously sold, assigned or encumbered its interest in the Demised Premises.

          B. True Copy of Lease. A true and complete copy of the Lease has previously been delivered by Commission to Lender.

          C. No modifications of Lease. As of the date of this Certificate, the Lease is in full force and effect and there have been no modifications, supplements or extensions thereof, oral or written, except as reflected above.

          D. Commencement Date of the Lease. The "Effective Date of Lease" (as defined in Section 202 of the Lease) occurred on December 3, 1987, and not on October 31, 1986.

          E. Premises value. The Premises Value (as defined in Section 302 of the Lease) is $6,680,000.

          F.   [INTENTIONALLY OMITTED.]

          G. Reciprocal Easements. The easements required pursuant to Section 507 of the Lease have been granted.

          H. Construction. Lessee has completed, in accordance with Section 400 of the Lease, all improvements required to be constructed thereunder.

          I. No Default by Lessee. As of the date of this Certificate, (a) Lessee is not in default in the performance of the terms and provisions of the Lease; and (b) to the best knowledge of Commission, no event has occurred which, with the passage of time or the giving of notice or both, would constitute any such default. Commission has not given Lessee any notice of default under the Lease.

          J. No Events Permitting Cancellation of Lease. There are no conditions or events that would prevent the Lease from becoming effective or would permit a cancellation or termination of the Lease by Commission or Lessee. No termination of the Lease as referred to in Section 1307 of the Lease shall occur without Lender's prior written consent.

          K. Consent to Deed of Trust. Commission acknowledges that Lessee intends to encumber its rights and interests under the Lease as security for the Loan by, among other things, executing the Deed of Trust for the benefit of Lender. Commission hereby consents to such encumbrance. Lessee shall have the right to assign any sublease as collateral security for the Deed of Trust.

          L.   Notice to Commission. Commission hereby acknowledges receipt of
(a) the advance notice of the Deed of Trust executed concurrently herewith by Lessee, as trustor, in favor of Chicago Title Insurance Company, as trustee, for the benefit of Lender, as beneficiary, described in the penultimate paragraph of
Section 901 of the Lease, and (b) a certified copy of the Deed of Trust (and all pertinent recording data respecting the same) and the note secured by the Deed of Trust and the notice described in Section 901(4) of the Lease. Commission hereby agrees, and Lessee hereby represents and warrants, that (i) Lender and the Deed of Trust each satisfy all of the requirements contained in Section 901 of the Lease, (ii) the Deed of Trust constitutes a "permitted leasehold mortgage," (iii) the loan secured by the Deed of Trust constitutes a "Construction or Permanent Loan" as defined in Section 305 of the Lease, and
(iv) all payments of principal, interest, fees and expenses under the Loan constitute "Expenses" as defined in Section 305 of the Lease. Lender's address for notices in connection with the Lease and the Deed of Trust is:

                    Credit Suisse First Boston Mortgage Capital LLC Principal Transactions Group
                    11 Madison Avenue
                    New York, New York 10010
                    Attn: Edmund Taylor
                    Re:   Plaza Las Fuentes/Jeff Friedman

                    Credit Suisse First Boston Mortgage Capital LLC
                    Legal and Compliance Department
                    11 Madison Avenue
                    New York, New York 10010
                    Attn: Colleen Graham, Esq. (Re: Plaza Las Fuentes - [PTG]
                    Re: Plaza Las Fuentes/Jeff Friedman - [PTG]

          M. Demised Premises. The fifth sentence in Section 104 of the Lease is incorrect and is hereby deleted.

          N. Lease. The references to "Site" in Section 201 of the Lease are incorrect and is hereby revised to read "Demised Premises."

          O.   Amount of Minimum Annual Rent. The reference to "Site" in
Section 302 of the Lease is incorrect and is hereby revised to read "Demised Premises." After the first Adjustment Date (which has not yet occurred), the Premises Value shall be equal to the fair market value of the Demised Premises (exclusive of Improvements).

     P.   Amount of Additional Rent. "Gross Operating Income," as used in
Section 305 of the Lease, shall be interpreted in accordance with generally accepted accounting principles.

     Q. Supplemental Rent. The reference to "Exhibit C" in Section 310 of the Lease is incorrect and is hereby revised to read "Exhibit D." The last sentence in Section 310 of the Lease is incorrect and is hereby deleted.

     R. Right to Inspection and Audit of Records. The reference to "Section 1305" in Section 314 of the Lease is incorrect and the phrase "pursuant to
Section 1305," is hereby deleted. The reference to "Section 312" in Section 314 of the Lease is incorrect and is hereby revised to read "Section 313."

     S. Leasehold Mortgages. Notwithstanding anything to the contrary contained in the Lease, (a) Lessee is hereby given the express right at any time and from time to time, to mortgage, pledge, assign or otherwise encumber the Leasehold under one or more leasehold mortgages executed by Lessee in favor of any "Holder" (as hereinafter defined) (all without the necessity of obtaining Commission's prior written consent), and (b) if Lessee shall so mortgage, pledge, assign or otherwise encumber the Leasehold, or any part or parts thereof, and if the Holder(s) of such mortgage(s) shall send to Commission a true copy thereof, together with written notice specifying the name and address of the mortgage(s) and the pertinent recording data with respect to such mortgage(s), Commission agrees that so long as any such leasehold mortgage(s) shall remain unsatisfied of record or until written notice of satisfaction is given by the Holder(s) to Commission, the following provisions shall apply:

          1. Cancellation or Modification of Lease. There shall be no termination, cancellation, surrender or modification of the Lease by Lessee or by joint action of Commission and Lessee without the prior consent in writing of each Holder.

          2. Notice to Leasehold Mortgagee. Commission shall, upon serving Lessee with any notice pursuant to the provisions of the Lease, simultaneously serve a copy of the same upon each Holder who has previously provided its address to Commission. No notice by Commission to Lessee pursuant to the provisions of the Lease shall be deemed to have been served unless and until a copy thereof shall have been served upon each Holder as set forth herein.

          3. Performance of Lessee's Obligations. Each Holder shall have the right, but not the obligations, at any time prior to termination of the Lease and without payment of any penalty, to pay all of the rent due thereunder, to effect any insurance, to pay any taxes or assessments, to make any repairs or improvements, to do any other act or thing required of Lessee under the Lease, and to do any act or thing which may be necessary and proper to be done in the performance and observance of the agreements, covenants and conditions to prevent termination of the Lease. Each Holder and its agents and contractors shall have full access to the Demised Premises for purposes of accomplishing any of the foregoing. Any of the foregoing done by any Holder shall be as effective to prevent a termination of the Lease as the same would have been if done by Lessee.

          4. Cure of Lessee's Default. Anything contained in the Lease notwithstanding, if any default shall occur which, pursuant to any provision of the Lease, purportedly entitles Commission to terminate the Lease, Commission shall not be entitled to terminate the Lease, and the notice shall be rendered void, unless (1) Commission, following the expiration of any periods of time given Lessee in the Lease to cure such default or breach, shall have given written notice to each Holder stating Commission's intent to terminate the Lease, and (2) within 60 days after such written notice is given, no Holder shall either:

          (a) cure the default if the same consists of the nonperformance by Lessee of a covenant or condition of the Lease requiring the payment of money by Lessee to Commission; or

          (b) if the default or breach does not involve such a covenant or condition, either (i) cure such default or breach, or (ii)(A) commence, or cause any trustee under the leasehold mortgage to commence, and thereafter to diligently pursue to completion steps and proceedings to foreclose on the interests covered by the mortgage, and (B) perform or cause the performance of all of the covenants and conditions of the Lease requiring the payment of money by Lessee to Commission until such time as the Leasehold shall be sold upon foreclosure pursuant to the mortgage or shall be transferred upon judicial foreclosure or by deed or assignment in lieu of foreclosure. Any default or breach which is not susceptible of being cured by each Holder shall be deemed cured if any Holder shall diligently pursue to completion steps and proceedings to foreclose under the leasehold mortgage as provided above.

          5. Conditions to Lease Termination. All right of Commission to terminate the Lease as the result of the occurrence of any default shall be subject to, and conditioned upon, Commission having first given to each Holder the written notices as required under paragraphs 2 and 4, above, and all Holders having failed to remedy such default or acquire the Leasehold or commence foreclosure or other appropriate proceedings in the nature thereof as set forth in paragraph 4, above.

          6. Extended Period to Foreclose. If any Holder is prohibited from commencing or prosecuting foreclosure or other appropriate proceedings in the nature thereof by any process or injunction issued by any court or by reason of any action by any court having jurisdiction of any bankruptcy or insolvency proceeding involving Lessee, the times specified in paragraph 4, above, for commencing or prosecuting foreclosure or other proceedings shall be extended for the period of the prohibition; provided that the Holder shall have fully cured any default in the payment of any monetary obligations of Lessee under the Lease and shall continue to pay currently those monetary obligations as and when the same fall due.

          7. Loss Payable Endorsement to Insurance Policy. Commission agrees that the name of the senior most Holder may be added as the primary loss payee to the "Loss Payable

Endorsement" attached to any and all insurance policies required to be carried by Lessee under the Lease.

          8. New Lease with Mortgagee. In the event of termination of the Lease for any reason (including without limitation by reason of any default by Lessee or by reason of the disaffirmance thereof by Lessee, as a debtor-in-possession, or by a receiver, liquidator or trustee for Lessee or its property), Commission, if requested by any Holder, will enter into a new lease of the Demised Premises with the most senior Holder requesting a new lease, which new lease shall commence as of the date of termination of the Lease and shall run for the remainder of the Lease term, at the same rent, additional rent, and supplemental rent and upon the same terms, provisions, covenants and agreements, and subject to the rights, if any, of any parties then in possession of any part of the Demised Premises, provided:

               (a) The Holder shall make written request upon Commission for the new lease within 30 days after the date of termination;

               (b) The Holder shall pay to Commission at the time of the execution and delivery of the new lease any and all sums which would, at the time of the execution and delivery thereof, be due and unpaid pursuant to the Lease but for its termination, and in addition thereto any expenses, including reasonable attorneys' fees, to which Commission shall have been subjected by reason of Lessee's default;

               (c) The Holder shall perform and observe all covenants in the Lease to be performed and observed by Lessee, and shall further remedy any other conditions which Lessee under the terminated Lease was obligated to perform under its terms, to the extent the same are curable or may be performed by the Holder;

               (d) The new lease shall be expressly made subject to the rights, if any, of Lessee under the terminated Lease; and

               (e) The tenant under the new lease shall have the same right, title and interest in and to the buildings and improvements on the Demised Premises as Lessee had under the terminated Lease immediately prior to its termination.

          9. New Lease Prior to Fee Mortgages. Any new lease made pursuant to paragraph 8, above, shall be prior to any mortgage, deed of trust, or other lien, charge, or encumbrance on the fee of the Demised Premises made subsequent to the leasehold mortgage of the Holder obtaining the new lease, and shall be accompanied by a quit-claim conveyance of title to the improvements (free of any mortgage, deed of trust, lien, charge, or encumbrance created by Commission after the recordation of this Certificate) for a term of years equal to the term of the new lease, subject to the reversion in favor of commission upon expiration or sooner termination of the new lease.

     10. No Obligation to Enter into New Lease. Nothing herein contained shall require any Holder to enter into a new lease pursuant to paragraph 8, above, nor to cure any default of Lessee referred to above.

     11. Foreclosure Without Commission's Consent. Subject to Commission's right under Section T to cure any default on the part of Lessee under the Lease, neither foreclosure of any leasehold mortgage (or any sale thereunder), whether by judicial proceedings or by virtue of any power contained in the leasehold mortgage, nor any conveyance of the Leasehold from Lessee to any Holder or its designee through, or in lieu of, foreclosure or other appropriate proceedings in the nature thereof, shall require the consent of Commission or constitute a breach of any provision of, or a default under, the Lease, and upon such foreclosure, sale or conveyance, Commission shall recognize the purchaser or other transferee in connection therewith as the Lessee under the Lease.

     12. Holder's Liability Under New Lease. If any Holder or any designee of it becomes the Lessee under the Lease or under any new lease obtained pursuant to paragraph 8, above, the Holder or its designee shall be personally liable for the obligations of Lessee under this Lease or new lease only to the extent that they arise during the period of time that the Holder or its designee constitutes the actual beneficial holder of the leasehold estate. The Holder's, or its designee's right thereafter to assign the Lease or the new lease shall not be subject to any restriction or consent requirement.

     13. Removal of Lessee from Demised Premises. If a Holder shall elect to demand a new lease, Commission agrees, at the request of, on behalf of and at the expense of the Holder, upon a guaranty, indemnity and/or other assurance from it reasonably satisfactory to Commission, to institute and pursue diligently to conclusion the appropriate legal remedy or remedies to oust or remove the original Lessee from the Demised Premises, but not any subtenant actually occupying the Demised Premises or any part thereof.

     14. Restriction on Subleases. Unless and until commission has received notice from each Holder that the Holder elects not to demand a new lease as provided in paragraph 8, above, or until the period therefor has expired, Commission shall not cancel or agree to the termination or surrender of any existing subleases nor enter into any new subleases hereunder without the prior written consent of the Holder(s).

     15. Distribution of Insurance and Condemnation Proceeds. The proceeds from any insurance policies and the proceeds arising from a condemnation shall be paid to and held by the Holder of the senior most leasehold mortgage and applied in accordance with the provisions of such leasehold mortgage, or, if no Holder exists, in accordance with the Lease. Each of Commission and Lessee hereby waive any rights it may have to terminate the Lease under California Civil Code Section 1932 or 1933 or California Code of Civil Procedure Section 1265.130 or any similar statutes permitting the termination of a lease upon the taking or destruction of all or any part of the property being leased. Neither Commission nor Lessee may terminate the Lease under Section 1100 2(a) of the Lease without the prior written consent of the Holder of the senior most leasehold mortgage.

          16. Participation in Proceedings. The parties hereto shall give all Holder(s) notice of any arbitration or condemnation proceedings, or of any pending adjustment of insurance claims, and any Holder shall have the right to intervene therein and shall be made a party to such proceedings. The parties hereto do hereby consent to such intervention. If any Holder shall not elect to intervene or become a party to the proceedings, that Holder shall receive notice and a copy of any award or decision made in connection therewith.

          17. Amendments to Lease. Commission and Lessee shall cooperate in including in the Lease by suitable amendment from time to time any provision which may be reasonably requested by any proposed institutional Holder for the purpose of implementing the mortgagee-protection provisions contained in section 902 of the Lease and of allowing that Holder reasonable means to protect or preserve the lien of its leasehold mortgage upon the occurrence of a default under the terms of the Lease. Commission and Lessee each agree to execute and deliver (and to acknowledge, if necessary, for recording purposes) any agreement necessary to effect any such amendment; provided, however, that any such amendment shall not in any way affect the term or rent under the Lease nor otherwise in any material respect adversely affect any rights of Commission under the Lease.

          18. Definitions. The term "mortgage," whenever used herein, shall include whatever security instruments are used in the locale of the Demised Premises, such as, without limitation, deeds of trust, security deeds, and conditional deeds, as well as financing statements, security agreements and other documentation required pursuant to the Uniform Commercial Code. The term "mortgage," whenever used herein, shall also include any instruments required in connection with a sale-leaseback transaction. The term "mortgagee" shall include the Holder of the secured position under each of the foregoing types of instruments, including but not limited to the beneficiary under a deed of trust, the secured party under a security agreement and the lessor in a sale-leaseback transaction. The term "Holder," whenever used herein, shall mean and include (a) Lender, (b) any institutional or non-institutional lender making any loan or loans, the proceeds of which are used, in whole or in part, to pay all or any part of the Loan, (c) if Lender or any other person or entity acquires all or any part of Lessee's interest in the Demised Premises in connection with the exercise by Lender or any other lender of their respective rights or remedies (or in lieu thereof), any institutional or non-institutional lender making any loan to Lender or such other person or entity, (d) any institutional or non-institutional lender making any loan to any other person or entity succeeding to the interest of Lender or such other person or entity in the Demised Premises, and (e) their respective successors and assigns.

          19. No Preclusion of Leasehold Mortgagees. Commission shall not mortgage or otherwise encumber its interest in the Demised Premises in such a way as to preclude or hinder Lessee, or the subtenants of Lessee, from obtaining leasehold mortgages as provided herein.

          20. Cure of Defaults Under Mortgage on Fee Interest. In the event of any default under a mortgage which (a) encumbers Commission's interest in the Property and (b) is prior to this Lease, Lessee may cure such default and deduct all amounts reasonably expended in so doing from the next installment(s) of rent under the Lease.

          T. Commission's Right to Cure Lessee's Defaults. Commission shall have and may exercise all rights to cure Lessee's defaults under Lender's leasehold mortgage provided Commission pursuant to California Civil Code
Section 2924 et seq. (and, notwithstanding anything to the contrary contained in the Lease, Commission's sole rights to cure Lessee's default under Lender's leasehold mortgage shall be those provided Commission pursuant to California Civil Code Section 2924 et seq.). The first two sentences of Section 903 3 of the Lease (requiring a leasehold mortgage to provide that the Commission shall be given sixty (60) days advance notice of certain defaults) are hereby deleted.

          U. Reconstruction of Parking Facility. Commission shall not permit the Pasadena Parking Authority or the City of Pasadena to use insurance proceeds or self-insurance to repay all or any part of the Parking Facility Certificates upon the occurrence of damage to or destruction of the Parking Facility unless the Holder of the senior leasehold mortgage has given its consent thereto, which consent shall not be unreasonably withheld.

          V. Eminent Domain. The reference to "Section 1211" in Section 1100 2(b) of the Lease is incorrect and is hereby revised to read "Section 1209."

          W. Defaults. The reference to "Section 1212" in Section 1201 of the Lease is incorrect and is hereby revised to read "Section 1210."

          X. Option to Purchase. The reference to "third paragraph of Section 302" in Section 1311 of the Lease is incorrect and is hereby revised to read "fourth paragraph of Section 302." If Lessee exercises its option to purchase any portion of the Demised Premises pursuant to Section 1311 of the Lease, Lessee's option to purchase the remaining portion of the Demised Premises shall continue in full force and effect.

          Y. Contest of Laws. Lessee shall have the right to contest by appropriate legal proceedings, without cost or expense to Commission, the validity of any law, ordinance, order, rule, regulation or requirement, provided, however, that, upon request by Commission, Lessee shall first furnish to Commission a bond, in form and amount, and issued by a surety company, reasonably satisfactory to Commission, guaranteeing to Commission compliance by Lessee with such law, ordinance, order, rule, regulation or requirement, and indemnifying Commission against any and all liability, loss and damage which Commission may sustain by reason of Lessee's failure or delay in complying therewith, and provided further, that Commission shall not be subjected to any risk of criminal liability by reason of any such contest.

          Z.   [INTENTIONALLY OMITTED.]

          AA. Interest Assignments. Notwithstanding anything to the contrary contained in the Lease, ownership interests in Lessee (or in any direct or indirect partner thereof) may be pledged, assigned or otherwise encumbered to or in favor of any Holder, at any time and from time to time, to secure all or any part of the indebtedness held by such Holder, without the necessity of obtaining Commission's consent.

     BB.   Successors and Assigns. All rights herein granted to Lessee shall also apply to every successor and assign of Lessee (including, but not limited to, any sublessee of all or substantially all of the Demised Premises). All rights herein granted to any Holder of Lessee shall also apply to any Holder of any successor or assign of Lessee (including, but not limited to, any sublessee of all or substantially all of the Demised Premises).

     CC.   Agreement of Lessee. Lessee joins in this Certificate to evidence its agreement to all of the terms and conditions of this Certificate. The agreements contained herein shall be binding upon and shall inure to the benefit of Commission and Lessee and their respective successors and assigns, and shall inure to the benefit of Lender and its successors and assigns. Commission understands and acknowledges that Lender is relying upon this Certificate in making the Loan. This Certificate may be signed in counterparts, which taken together shall constitute a single document. Notice of acceptance of this Certificate by Lender is waived.


                    [REST OF PAGE INTENTIONALLY LEFT BLANK]

                                 "Commission"

                                 PASADENA COMMUNITY DEVELOPMENT COMMISSION

                                 By:  /s/ [Signature Illegible]
                                      -------------------------
                                      Name:
                                      Title: Chief Executive Officer

                                 Attest:   /s/ JANE L. RODRIGUEZ
                                           -------------------------
                                           Name:
                                           Title: Secretary

                                 DATE EXECUTED BY COMMISSION:


Approved as to form:

City Attorney


By:  /s/ [Signature Illegible]
     --------------------------
     Commission Special Counsel

                                   "Lessee":

                                   MAGUIRE/THOMAS PARTNERS/PASADENA CENTER,
                                   LTD., a California limited partnership

                                   By:  MAGUIRE PARTNERS PASADENA GEN-PAR,
                                        INC., a Delaware corporation,
                                        its sole general partner

                                   By:  /s/ ROBERT F. MAGUIRE III
                                        ---------------------------------
                                        Robert F. Maguire III,
                                        Chairman

STATE OF CALIFORNIA      )
                         )    SS.:
COUNT OF LOS ANGELES     )

On October 23, 1997 before me, Dyana L. Ramaker, a notary public, personally appeared Philip A. Hawkey personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                         WITNESS my hand and official seal.

                                         /s/ DYANA RAMAKER
                                         ------------------------
                                         Notary Public

Notary Seal
[Seal]         DYANA L RAMAKER
             Commission #1016516
          Notary Public - California
              Los Angeles County
          My Comm Expires Feb 6, 1998

STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF LOS ANGELES   )

     On 11/3, 1997, before me, a notary public in and for said State, personally appeared Robert F. Maguire III, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                                    /s/ DANIELLE ARMSTRONG
                                               ---------------------------------
                                                         Notary Public


           Danielle Armstrong
            Comm. #1124842
(Seal) NOTARY PUBLIC - CALIFORNIA
          LOS ANGELES COUNTY
       Comm. Exp. Jan. 28, 2001

PACIFIC TITLE
911 WILSHIRE BLVD, SUITE 1800
LOS ANGELES, CALIFORNIA 90017

Recording requested by and
when recorded, mail to:                              90--2105845

Sheppard, Mullin, Richter & Hampton
333 South Hope Street, 48th Floor                   RECORDED IN OFFICIAL RECORDS
Los Angeles, California 90071                             RECORDER'S OFFICE

Attention: Mark L. Nelson, Esq.                          LOS ANGELES COUNTY
                                                              CALIFORNIA

                                                    31 MIN.  11 AM. DEC 21 1990
                                                       PAST
                                                            FEE $ 33.00


                              ESTOPPEL CERTIFICATE
                               (Air Space Lease)

        THIS ESTOPPEL CERTIFICATE (AIR SPACE LEASE) (this "Certificate"), dated as of December 17, 1990 is executed by PASADENA COMMUNITY DEVELOPMENT COMMISSION ("Commission") and, MAGUIRE/THOMAS PARTNERS/PASADENA CENTER, LTD., A CALIFORNIA LIMITED PARTNERSHIP ("Lessee") in favor of THE INDUSTRIAL BANK OF JAPAN, LTD., LOS ANGELES AGENCY ("Agent"), as "Agent" for itself and THE SANWA BANK, LTD., LOS ANGELES BRANCH, as the "Lenders" under that certain Loan Agreement dated as of December 21, 1990, by and between Agent, the "Lenders" named therein and Lessee, in connection with a loan or loans (the "Loan") made or to be made by Lenders to Lessee, secured by, among other things, a deed of trust with assignment of rents (the "Deed of Trust") encumbering Lessee's interest as tenant under that certain Air Space Lease dated as of December 1, 1985 and recorded on December 20, 1985 as Document Number 85-1501208 in the official Records of Los Angeles County, California, by and between Commission and Lessee, as amended by that certain Memorandum: Agreement Regarding the Air Space Lease dated as of December 20, 1985 and recorded on December 18, 1986, as Document Number 86-1765932 in the Official Records of Los Angeles County, California, as further amended by that certain Second Memorandum Agreement Regarding the Air Space Lease dated as of December 22, 1986 and recorded on March 2, 1987 as Document Number 87-311222 in the Official Records of Los Angeles County, California, and as further amended by that certain Estoppel Certificate (Air Space Lease) dated as of December 3, 1987, executed by Commission and Lessee in favor of Security Pacific National Bank, and recorded on December 3, 1987, as Document No. 87-1912799 in the Official Records of Los Angeles County, California (collectively, the "Lease"), pursuant to which Lessee has acquired a leasehold (the "Leasehold") in the air space described therein (the "Demised Premises"). In the event of any conflict between the provisions of this Certificate and the provisions of the Lease, this Certificate shall control.

     For good and valuable consideration, the receipt of which is hereby acknowledged, Commission and Lessee hereby agree as follows:

     A. No Transfer or Encumbrance of Demised Premises. As of the date of this Certificate, Commission is the fee owner of the Demised Premises. Commission has not previously sold, assigned or encumbered its interest in the Demised Premises.

     B. True Copy of Lease. A true and complete copy of the Lease has previously been delivered by Lessee to Agent.

     C. No Modifications of Lease. As of the date of this Certificate, the Lease is in full force and effect and there have been no modifications, supplements or extensions thereof, oral or written, except as reflected above.

     D. Commencement Date of the Lease. The "Effective Date of Lease" (as defined in Section 202 of the Lease) occurred on December 3, 1587, and not on October 31, 1986.

     E. Premises Value. The Premises Value (as defined in Section 302 of the Lease) is $6,680,000.

     F. [INTENTIONALLY OMITTED.]

     G. Reciprocal Easements. The easements required pursuant to Section 507 of the Lease have been granted.

     H. Construction. Lessee has completed, in accordance with Section 400 of the Lease, all improvements required to be constructed thereunder (except the two free standing restaurants required to be constructed as part of Phase 1A).

     I. No Default by Lessee. As of the date of this Certificate, (a) Lessee is not in default in the performance of the terms and provisions of the Lease; and
(b) to the best knowledge of Commission, no event has occurred which, with the passage of time or the giving of notice or both, would constitute any such default, except as otherwise described in Paragraph AA, below. Commission has not given Lessee any notice of default under the Lease.

     J. No Events Permitting Cancellation of Lease. There are no conditions or events that would prevent the Lease from becoming effective or would permit a cancellation or termination of the Lease by Commission or Lessee. No termination of the Lease as referred to in Section 1307 of the Lease shall occur without Agent's prior written consent.

           K. Consent to Deed of Trust. Commission acknowledges that Lessee intends to encumber its rights and interests under the Lease as security for the Loan by, among other things, executing the Deed of Trust for the benefit of Agent. Commission hereby consents to such encumbrance. Lessee shall have the right to assign any sublease as collateral security for the Deed of Trust.

           L. Notice to Commission. Commission hereby acknowledges receipt of
(a) the advance notice of the Deed of Trust executed concurrently herewith by Lessee, as trustor, in favor of Chicago Title Insurance Company, as trustee, for the benefit of Agent, as beneficiary, described in the penultimate paragraph of
Section 901 of the Lease, and (b) a certified copy of the Deed of Trust (and all pertinent recording data respecting the same) and the notes secured by the Deed of Trust and the notice described in Section 901(4) of the Lease. Commission hereby agrees, and Lessee hereby represents and warrants, that (i) Agent and the Deed of Trust each satisfy all of the requirements contained in Section 901 of the Lease, (ii) the Deed of Trust constitutes a "permitted leasehold mortgage,"
(iii) the loan secured by the Deed of Trust constitutes a "Construction or Permanent Loan" as defined in Section 305 of the Lease, and (iv) all payments of principal, interest, fees and expenses under the Loan constitute "Expenses" as defined in Section 305 of the Lease. Agent's address for notices in connection with the Lease and the Deed of Trust is:

           THE INDUSTRIAL BANK OF JAPAN, LIMITED
           800 West Sixth Street
           Los Angeles, California 90017
           Attention: Mr. Michio Matsuda
                      Vice President and Manager

           M. Demised Premises. The fifth sentence in Section 104 of the Lease is incorrect and is hereby deleted.

           N. Lease. The references to "Site" in Section 201 of the Lease are incorrect and is hereby revised to read "Demised Premises."

           O. Amount of Minimum Annual Rent. The reference to "Site" in Section 302 of the Lease is incorrect and is hereby revised to read "Demised Premises." After the first Adjustment Date, the Premises Value shall be equal to the fair market value of the Demised Premises (exclusive of Improvements)

           P. Amount of Additional Rent. "Gross Operating Income," as used in
Section 305 of the Lease, shall be inter-preted in accordance with generally accepted accounting principles.

          Q. Supplemental Rent. The reference to "Exhibit C" in Section 310 of the Lease is incorrect and is hereby revised to read "Exhibit D." The last sentence in Section 310 of the Lease is incorrect and is hereby deleted.

          R. Right to Inspection and Audit of Records. The reference to "Section 1305" in Section 314 of the Lease is incorrect and the phrase "pursuant to Section 1305," is hereby deleted. The reference to "Section 312" in Section 314 of the Lease is incorrect and is hereby revised to read "Section 313."

          S. Leasehold Mortgages. Notwithstanding anything to the contrary contained in the Lease, (a) Lessee is hereby given the express right at any time and from time to time, to mortgage, pledge, assign or otherwise encumber the Leasehold under one or more leasehold mortgages executed by Lessee in favor of any "Holder" (as hereinafter defined) (all without the necessity of obtaining Commission's prior written consent), and (b) if Lessee shall so mortgage, pledge, assign or otherwise encumber the Leasehold, or any part or parts thereof, and if the Holder(s) of such mortgage(s) shall send to Commission a true copy thereof, together with written notice specifying the name and address of the mortgagee(s) and the pertinent recording data with respect to such mortgage(s), Commission agrees that so long as any such leasehold mortgage(s) shall remain unsatisfied of record or until written notice of satisfaction is given by the Holder(s) to Commission, the following provisions shall apply:

               1. Cancellation or Modification of Lease. There shall be no termination, cancellation, surrender or modification of the Lease by Lessee or by joint action of Commission and Lessee without the prior consent in writing of each Holder.

               2. Notice to Leasehold Mortgagee. Commission shall, upon serving Lessee with any notice pursuant to the provisions of the Lease, simultaneously serve a copy of the same upon each Holder who has previously provided its address to Commission. No notice by Commission to Lessee pursuant to the provisions of the Lease shall be deemed to have been served unless and until a copy thereof shall have been served upon each Holder as set forth herein.

               3. Performance of Lessee's Obligations. Each Holder shall have the right, but not the obligation, at any time prior to termination of the Lease and without payment of any penalty, to pay all of the rents due thereunder, to effect any insurance, to pay any taxes or assessments, to make any repairs or improvements, to do any other act or thing required of Lessee under the Lease, and to do any act or thing which may be necessary and proper to be done in the performance and observance of the agreements, covenants and conditions to prevent termination of the Lease. Each Holder and its agents and contractors shall have full access to the Demised Premises for purposes of accomplishing any of the foregoing. Any of the foregoing done by any Holder shall be as effective to prevent a termination of the Lease as the same would have been if done by Lessee.

           4. Cure of Lessee's Default. Anything contained in the Lease notwithstanding, if any default shall occur which, pursuant to any provision of the Lease, purportedly entitles Commission to terminate the Lease, Commission shall not be entitled to terminate the Lease, and the notice shall be rendered void, unless (1) Commission, following the expiration of any periods of time given Lessee in the Lease to cure such default or breach, shall have given written notice to each Holder stating Commission's intent to terminate the Lease, and (2) within 60 days after such written notice is given, no Holder shall either:

                (a) cure the default if the same consists of the nonperformance by Lessee of a covenant or condition of the Lease requiring the payment of money by Lessee to Commission; or

                (b) if the default or breach does not involve such a covenant or condition, either (i) cure such default or breach, or (ii) (A) commence, or cause any trustee under the leasehold mortgage to commence, and thereafter to diligently pursue to completion steps and proceedings to foreclose on the interests covered by the mortgage, and (B) perform or cause the performance of all of the covenants and conditions of the Lease requiring the payment of money by Lessee to Commission until such time as the Leasehold shall be sold upon foreclosure pursuant to the mortgage or shall be transferred upon judicial foreclosure or by deed or assignment in lieu of foreclosure. Any default or breach which is not susceptible of being cured by each Holder shall be deemed cured if any Holder shall diligently pursue to completion steps and proceedings to foreclose under the leasehold mortgage as provided above.

           5. Conditions to Lease Termination. All right of Commission to terminate the Lease as the result of the occurrence of any default shall be subject to, and conditioned upon, Commission having first given to each Holder the written notices as required under paragraphs 2 and 4, above, and all Holders having failed to remedy such default or acquire the Leasehold or commence foreclosure or other appropriate proceedings in the nature thereof as set forth in paragraph 4, above.

          6. Extended Period to Foreclose. If any Holder is prohibited from commencing or prosecuting foreclosure or other appropriate proceedings in the nature thereof by any process or injunction issued by any court or by reason of any action by any court having jurisdiction of any bankruptcy or insolvency proceeding involving Lessee, the times specified in paragraph 4, above, for commencing or prosecuting foreclosure or other proceedings shall be extended for the period of the prohibition; provided that the Holder shall have fully cured any default in the payment of any monetary obligations of Lessee under the Lease and shall continue to pay currently those monetary obligations as and when the same fall due.

          7. Loss Payable Endorsement to Insurance Policy. Commission agrees that the name of the senior most Holder may be added as the primary loss payee to the "Loss Payable Endorsement" attached to any and all insurance policies required to be carried by Lessee under the Lease.

          8. New Lease with Mortgagee. In the event of termination of the Lease for any reason (including without limitation by reason of any default by Lessee or by reason of the disaffirmance thereof by Lessee, as a debtor-in-possession, or by a receiver, liquidator or trustee for Lessee or its property), Commission, if requested by any Holder, will enter into a new lease of the Demised Premises with the most senior Holder requesting a new lease, which new lease shall commence as of the date of termination of the Lease and shall run for the remainder of the Lease term, at the same rent, additional rent, and supplemental rent and upon the same terms, provisions, covenants and agreements, and subject to the rights, if any, of any parties then in possession of any part of the Demised Premises, provided:

          (a) The Holder shall take written request upon Commission for the new lease within 30 days after the date of termination;

          (b) The Holder shall pay to Commission at the time of the execution and delivery of the new lease any and all sums which would, at the time of the execution and delivery thereof, be due and unpaid pursuant to the Lease but for its termination, and in addition thereto any expenses, including reasonable attorneys' fees, to which Commission shall have been subjected by reason of Lessee's default;

          (c) The Holder shall perform and observe all covenants in the Lease to be performed and observed by

        Lessee, and shall further remedy any other conditions which Lessee under the terminated Lease was obligated to perform under its terms, to the extent the same are curable or may be performed by the Holder;

                (d) The new lease shall be expressly made subject to the rights, if any, of Lessee under the terminated Lease; and

                (e) The tenant under the new lease shall have the same right, title and interest on and to the buildings and improvements on the Demised Premises as Lessee had under the terminated Lease immediately prior to its termination.

           9. New Lease Prior to Fee Mortgages. Any new lease made pursuant to paragraph 8, above, shall be prior to any mortgage, deed of trust, or other lien, charge, or encumbrance on the fee of the Demised Premises made subsequent to the leasehold mortgage of the Holder obtaining the new lease, and shall be accompanied by a quit-claim conveyance of title to the improvements (free of any mortgage, deed of trust, lien, charge, or encumbrance created by Commission after the recordation of this Certificate) for a term of years equal to the term of the new lease, subject to the reversion in favor of Commission upon expiration or sooner termination of the new lease.

           10. No Obligation to Enter into New Lease. Nothing herein contained shall require any Holder to enter into a new lease pursuant to paragraph 8, above, nor to cure any default of Lessee referred to above.

           11. Foreclosure Without Commission's Consent. Subject to Commission's right under Section T to cure any default on the part of Lessee under the Lease, neither foreclosure of any leasehold mortgage (or any sale thereunder), whether by judicial proceedings or by virtue of any power contained in the leasehold mortgage, nor any conveyance of the Leasehold from Lessee to any Holder or its designee through, or in lieu of, foreclosure or other appropriate proceedings in the nature thereof, shall require the consent of Commission or constitute a breach of any provision of, or a default under, the Lease, and upon such foreclosure, sale or conveyance, Commission shall recognize the purchaser or other transferee in connection therewith as the Lessee under the Lease.

           12. Holder's Liability Under New Lease. If any Holder or any designee of it becomes the Lessee under the Lease or under any new lease obtained pursuant to paragraph 8, above, the Holder or its designee shall be personally liable for the obligations of Lessee under this Lease or new lease only to the extent that they arise during the period of time that the Holder or its designee constitutes the actual beneficial holder of the leasehold estate. The Holder's, or its designee's right thereafter to assign the Lease or the new lease shall not be subject to any restriction or consent requirement.

        13. Removal of Lessee from Demised Premises. If a Holder shall elect to demand a new lease, Commission agrees, at the request of, on behalf of and at the expense of the Holder, upon a guaranty, indemnity and/or other assurance from it reasonably satisfactory to Commission, to institute and pursue diligently to conclusion the appropriate legal remedy or remedies to oust or remove the original Lessee from the Demised Premises, but not any subtenant actually occupying the Demised Premises or any part thereof.

        14. Restriction on Subleases. Unless and until Commission has received notice from each Holder that the Holder elects not to demand a new lease as provided in paragraph 8, above, or until the period therefor has expired, Commission shall not cancel or agree to the termination or surrender of any existing subleases nor enter into any new subleases hereunder without the prior written consent of the Holder(s).

        15. Distribution of Insurance and Condemnation Proceeds. The proceeds from any insurance policies and the proceeds arising from a condemnation shall be paid to and held by the Holder of the senior most leasehold mortgage and applied in accordance with the provisions of such leasehold mortgage, or, if no Holder exists, in accordance with the Lease. Each of Commission and Lessee hereby waive any rights it may have to terminate the Lease under California Civil Code Section 1932 or 1933 or California Code of Civil Procedure Section 1265.130 or any similar statutes permitting the termination of a lease upon the taking or destruction of all or any part of the property being leased. Neither Commission nor Lessee may terminate the Lease under Section 1100 2(a) of the Lease without the prior written consent of the Holder of the senior most leasehold mortgage.

        16. Participation in Proceedings. The parties hereto shall give all Holder(s) notice of any arbitration or condemnation proceedings, or of any pending adjustment of insurance claims, and any Holder shall have the right to intervene therein and shall be made a party to such proceedings (provided however, that Agent's right to intervene shall be limited by the terms and provisions of the Loan Agreement). The parties hereto do hereby consent to such intervention. If any Holder shall not elect to intervene or become a party to the proceedings, that Holder shall receive notice and a copy of any award or decision made in connection therewith.

           17. Amendments to Lease. Commission and Lessee shall cooperate in including in the Lease by suitable amendment from time to time any provision which may be reasonably requested by any proposed institutional Holder for the purpose of implementing the mortgagee-protection provisions contained in Section 902 of the Lease and of allowing that Holder reasonable means to protect or preserve the lien of its leasehold mortgage upon the occurrence of a default under the terms of the Lease. Commission and Lessee each agree to execute and deliver (and to acknowledge, if necessary, for recording purposes) any agreement necessary to effect any such amendment; provided, however, that any such amendment shall not in any way affect the term or rent under the Lease nor otherwise in any material respect adversely affect any rights of Commission under the Lease.

           18. Definitions. The term "mortgage," whenever used herein, shall include whatever security instruments are used in the locale of the Demised Premises, such as, without limitation, deeds of trust, security deeds, and conditional deeds, as well as financing statements, security agreements and other documentation required pursuant to the Uniform Commercial Code. The term "mortgage," whenever used herein, shall also include any instruments required in connection with a sale-leaseback transaction. The term "mortgagee" shall include the Holder of the secured position under each of the foregoing types of instruments, including but not limited to the beneficiary under a deed of trust, the secured party under a security agreement and the lessor in a sale-leaseback transaction. The term "Holder," whenever used herein, shall mean and include (a) Agent, (b) any institutional or non-institutional lender making any-loan or loans, the proceeds of which are used, in whole or in part, to pay all or any part of the Loan, (c) if Agent or any other person or entity acquires all or any part of Lessee's interest in the Demised Premises in connection with the exercise by Agent or any other lender of their respective rights or remedies (or in lieu thereof), any institutional or non-institutional lender making any loan to Agent or such other person or entity, (d) any institutional or non-institutional lender making any loan to any other person or entity succeeding to the interest of Agent or such other person or entity in the Demised Premises, and (e) their respective successors and assigns.

           19. No Preclusion of Leasehold Mortgages. Commission shall not mortgage or otherwise encumber its interest in the Demised Premises in such a way as to preclude or hinder Lessee, or the subtenants of Lessee, from obtaining leasehold mortgages as provided herein.

           20. Cure of Defaults Under Mortgage on Fee Interest. In the event of any default under a mortgage which

(a) encumbers Commission's interest in the Property and (b) is prior to this Lease, Lessee may, if Commission fails to cure such default within a reasonable period of time after written notice of such default is given Commission, cure such default and deduct all amounts reasonably expended in so doing from the next installment(s) of rent under the Lease.

          T. Commission's Right to Cure Lessee's Defaults. Commission shall have and may exercise all rights to cure Lessee's defaults under Agent's leasehold mortgage provided Commission pursuant to California Civil Code Section 2924 et seq. (and, notwithstanding anything to the contrary contained in the Lease, Commission's sole rights to cure Lessee's default under Agent's leasehold mortgage shall be those provided Commission pursuant to California Civil Code
Section 2924 et seq.).

          U. Reconstruction of Parking Facility. Commission shall not permit the Pasadena Parking Authority or the City of Pasadena to use insurance proceeds or self-insurance to repay all or any part of the Parking Facility Certificates upon the occurrence of damage to or destruction of the Parking Facility unless the Holder of the senior leasehold mortgage has given its consent thereto, which consent shall not be unreasonably withheld.

          V. Eminent Domain. The reference to "Section 1211" in Section 1100 2(b) of the Lease is incorrect and is hereby revised to read "Section 1209."

          W. Defaults. The reference to "Section 1212" in Section 1201 of the Lease is incorrect and is hereby revised to read "Section 1210."

          X. Option to Purchase. The reference to "third paragraph of Section 302" in Section 1311 of the Lease is incorrect and is hereby revised to read "fourth paragraph of section 302." If Lessee exercises its option to purchase any portion of the Demised Premises pursuant to section 1311 of the Lease, Lessee's option to purchase the remaining portion of the Demised Premises shall continue in full force and effect.

          Y. Contest of Laws. Lessee shall have the right to contest by appropriate legal proceedings, without cost or expense to Commission, the validity of any law, ordinance, order, rule, regulation or requirement, provided, however, that, upon request by Commission, Lessee shall first furnish to Commission a bond, in form and amount, and issued by a surety company, reasonably satisfactory to Commission, guaranteeing to Commission compliance by Lessee with such law, ordinance, order, rule, regulation or requirement, and indemnifying Commission against any and all liability, loss and damage which

Commission may sustain by reason of Lessee's failure or delay in complying therewith, and provided further, that Commission shall not be subjected to any risk of criminal liability by reason of any such contest.

        Z. [INTENTIONALLY OMITTED.].

        AA. Free Standing Restaurants. Commission acknowledges and agrees that Commission shall not terminate the Lease or exercise any other right or remedy thereunder as a result of Lessee's failure to timely commence and thereafter diligently prosecute to completion the two free-standing restaurants described in Section 400 of the Lease and Section 301(1)(c) of the Participation Agreement and more particularly described in the "Scope of Development" (as defined in the Participation Agreement) unless (i) Commission shall have first given Lessee the written notice of default specified in Section 1201 of the Lease, and (ii) Lessee shall have failed, within 30 days after Lessee's receipt of such notice, either to cure such default or to have commenced to cure such default in accordance with Section 1201 of the Lease. Commission further acknowledges and agrees that if Commission gives to Lessee the written notice of default in connection with any such failure to timely commence, construct and complete the two free-standing restaurants as described above, Lessee shall be deemed to have commenced the cure of such default within 30 days after Lessee's receipt of such notice and to be diligently prosecuting curative acts in connection therewith so long as Lessee is taking steps to commence construction of the two free-standing restaurants by February 28, 1991 and to complete construction of the two free-standing restaurants by December 31, 1991. Nothing contained herein shall be deemed to have waived, reduced, limited or otherwise altered or impaired any rights given Agent hereunder to cure any default or other breach by Lessee under the Lease or otherwise to prevent the termination of the Lease.

        BB. Successors and Assign. All rights herein granted to Lessee shall also apply to every successor and assign of Lessee (including, but not limited to, any sublessee of all or substantially all of the Demised Premises). All rights herein granted to any Holder of Lessee shall also apply to any Holder of any successor or assign of Lessee (including, but not limited to, any sublessee of all or substantially all of the Demised Premises).

        CC. Agreement of Lessee. Lessee joins in this Certificate to evidence its agreement to all of the terms and conditions of this Certificate. The agreements contained herein shall be binding upon and shall inure to the benefit of Commission, Lessee, Agent and their respective successors and assigns. Commission understands and acknowledges that Agent is relying upon this Certificate in making the Loan. Notice of acceptance of this Certificate by Agent is waived.

                                    "Commission":

                                    PASADENA COMMUNITY DEVELOPMENT COMMISSION


/s/ [SIGNATURE ILLEGIBLE]           By:         /s/ PHILIP A. HAWKEY
----------------------------            -------------------------------------
DATE:  12/10/90                                     Philip A. Hawkey
     -----------------------                    Chief Executive Officer


                                    Attest:       /s/ MARVELL L. HERREN
                                            ---------------------------------
                                                      Marvell L. Herren
                                                          Secretary


                                    DATE EXECUTED BY COMMISSION:

                                      DECEMBER 20, 1990
                                    ----------------------------


                                    "Lessee":

                                    MAGUIRE/THOMAS PARTNERS/PASADENA CENTER,
                                    LTD., a California Limited Partnership

                                    By MAGUIRE/THOMAS PARTNERS-PASADENA LTD.,
                                       A CALIFORNIA LIMITED PARTNERSHIP,
                                       General Partner

                                       By MAGUIRE/THOMAS PARTNERS INC., a
                                          California corporation,
                                          General Partner


                                          By        /s/ KIM K. KELLER
                                             --------------------------------
                                                       Kim K. Keller
                                                          CFO
                                             --------------------------------
                                                 [Printed Name and Title]

Approved as to form:

VICTOR J. KALETA '
City Attorney


By [SIGNATURE ILLEGIBLE]
   -------------------------------------
   Commission General Counsel

STATE OF CALIFORNIA      )
                         )  ss.
COUNTY OF LOS ANGELES    )


          On December 20, 1990, before me, the undersigned, a notary public in and for the State of California, duly commissioned and sworn, personally appeared Philip A. Hawkey, known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as chief executive officer of the Pasadena Community Development Commission, the public body corporation and politic that executed the within instrument, and acknowledged to me that such body corporate and politic executed the within instrument pursuant to a Resolution.


                                         /s/ [Signature Illegible]
                                         --------------------------------------
                                         Notary Public in and for
                                         said County and State

                                         My commission expires: JULY 27, 1992


(Notarial Seal)

STATE OF CALIFORNIA      )
                         )  ss.
COUNTY OF LOS ANGELES    )


          On December 20, 1990, before me, the undersigned, personally appeared KIM K. [ILLEGIBLE] (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as Chief Financial Officer of MAGUIRE/THOMAS PARTNERS, INC., a California corporation, and acknowledged to me
(1) that said corporation executed it pursuant to its by-laws or a resolution of its board of directors, as a general partner of MAGUIRE/THOMAS PARTNERS-PASADENA, LTD., A CALIFORNIA LIMITED PARTNERSHIP, and (2) that said partnership executed it as a general partner of MAGUIRE/THOMAS PARTNERS/PASADENA CENTER, LTD., A CALIFORNIA LIMITED PARTNERSHIP, and (3) that said partnership executed it.

                                             /s/ CLAUDIA M. LUNA
                                             -----------------------------
                                             Notary Public in and for
                                             said County and State

                                             My commission expires:


[SEAL]

OFFICIAL SEAL
CLAUDIA M. LUNA
Notary Public - California
LOS ANGELES COUNTY
My Commission Expires
April 5, 1994


(Notarial Seal)                    90-2105845


                                                                    [IBJ - PLAZA
                                                                    LAS FUENTES]

                                           [STAMPED]

Recording requested by and                 COPY of Document Recorded
when recorded, mail to:                    DEC 03 1987
                                           87-1912799
Sheppard, Mullin, Richter & Hampton        Has not been compared with original.
333 South Hope Street, 48th Floor          Original will be returned when
Los Angeles, California 90071              processing has been completed.

Attention: Mark L. Nelson, Esq.            LOS ANGELES COUNTY REGISTRAR-RECORDER


                              ESTOPPEL CERTIFICATE
                               (Air Space Lease)

     THIS ESTOPPEL CERTIFICATE (AIR SPACE LEASE) (this "Certificate"), dated as of December 3, 1987, is executed by PASADENA COMMUNITY DEVELOPMENT COMMISSION ("Commission") and MAGUIRE/THOMAS PARTNERS/PASADENA CENTER, LTD., A CALIFORNIA LIMITED PARTNERSHIP ("Lessee") in favor of SECURITY PACIFIC NATIONAL BANK, a national banking association ("Bank"), in connection with a loan or loans (the "Loan") made or to be made by Bank to Lessee, secured by, among other things, a construction deed of trust with assignment of rents (the "Deed of Trust") encumbering Lessee's interest as tenant under that certain Air Space Lease dated as of December 1, 1985 and recorded on December 20, 1985 as Document Number 85-1501208 in the Official Records of Los Angeles County, by and between Commission and Lessee, as amended by that certain Memorandum Agreement regarding the Air Space Lease dated as of December 20, 1985 and recorded on December 18, 1986 as Document Number 86-1765932 in the Official Records of Los Angeles County, and as further amended by that certain Second Memorandum Agreement regarding the Air Space Lease dated as of December 22, 1986 and recorded on March 2, 1987 as Document Number 87-311222 in the Official Records of Los Angeles County (collectively, the "Lease"), pursuant to which Lessee has acquired a leasehold (the "Leasehold") in the air space described therein (the "Demised Premises"). In the event of any conflict between the provisions of this Certificate and the provisions of the Lease, this Certificate shall control.

     For good and valuable consideration, the receipt of which is hereby agree acknowledged, Commission and Lessee hereby agree as follows:

     A. No Transfer or Encumbrance of Demised Premises. As of the date of this Certificate, Commission is the fee owner of the Demised Premises. Commission has not previously



                                                         SPNB - MAGUIRE/THOMAS
                                                         [Estoppel Certificate -
                                                         Air Space Lease] 1
sold, assigned or encumbered its interest in the Demised Premises.

     B. True Copy of Lease. A true and complete copy of the Lease has previously been delivered by Commission and Lessee to Bank.

     C. No Modifications of Lease. As of the date of this Certificate, the Lease is in full force and effect and there have been no modifications, supplements or extensions thereof, oral or written, except as reflected above.

     D. Commencement Date of the Lease. The Effective Date of Lease (as defined in Section 202 of the Lease) occurred on December 3, 1987.

     E.  Initial Premises Value. The Initial Premises Value (as defined in
Section 302 of the Lease) is $6,680,000.

     F.  [INTENTIONALLY OMITTED.]

     G. Reciprocal Easements. The date by which the easements required pursuant to Section 507 of the Lease must be granted has been extended to June 30, 1988.

     H.  Construction Performance and Labor and Material Payment Bonds:
Indemnification. All of the requirements contained in Section 708 of the Lease have been satisfied regarding Phases IA and IB.

     I. No Default by Lessee. As of the date of this Certificate, Lessee is not in default in the performance of the terms and provisions of the Lease, nor, to the best knowledge of Commission, has any event occurred which, with the passage of time or the giving of notice or both, would constitute such a default.

     J. No Events Permitting Cancellation of Lease. There are no conditions or events that would prevent the Lease from becoming effective or would permit a cancellation or termination of the Lease by Commission or Lessee. No termination of the Lease as referred to in Section 1307 of the Lease shall occur without Bank's prior written consent.

     K. Consent to Deed of Trust. Commission acknowledges that Lessee intends to encumber its rights and interests under the Lease as security for the Loan by, among other things, executing the Deed of Trust for the benefit of Bank. Commission hereby consents to such encumbrance. Lessee shall have

                                                         SPNB - MAGUIRE/THOMAS
                                                         [Estoppel Certificate -
                                                          Air Space Lease] 2
the right to assign any sublease as collateral security for the Deed of Trust.

          L.   Notice to Commission. Commission hereby acknowledges receipt of
(a) the advance notice of the Deed of Trust executed concurrently herewith by Lessee, as trustor, in favor of Equitable Deed Company, as trustee, for the benefit of Bank, as beneficiary, described in penultimate paragraph of Section 901 of the Lease and (b) a certified copy of the Deed of Trust (and all pertinent recording data respecting the same) and the note secured by the Deed of Trust and the notice described in Section 901(4) of the Lease. Commission hereby agrees that (i) Bank and the Deed of Trust each satisfy all of the requirements contained in Section 901 of the Lease, (ii) the Deed of Trust constitutes a "permitted leasehold mortgage," (iii) the loan secured by the Deed of Trust constitutes a "Construction Loan" as defined in Section 305 of the Lease, and (iv) all payments of principal, interest, fees and expenses under the Loan constitute "Expenses" as defined in Section 305 of the Lease. Bank's address for notices in connection with the Lease and the Deed of Trust is:

               Security Pacific National Bank
               333 South Hope Street, H17-70
               Los Angeles, California 90071
               Attention:  Mr. John C. Russell
                           Vice President

          M. Demised Premises. The fifth sentence in Section 104 of the Lease is incorrect and is hereby deleted.

          N. Lease. The reference to "Site" in Section 201 of the Lease is incorrect and is hereby revised to read "Demised Premises."

          O.   Amount of Minimum Annual Rent. The reference to "Site" in
Section 302 of the Lease is incorrect and is hereby revised to read "Demised Premises." After the first Adjustment Date, the Premises Value shall be equal to the fair market value of the Demised Premises on the date of calculation.

          P.   Amount of Additional Rent. "Gross Operating Income", as used in
Section 305 of the Lease, shall be interpreted in accordance with generally accepted accounting principles.

          Q. Supplemental Rent. The reference to "Exhibit C" in Section 310 of the Lease is incorrect and is hereby revised


                                                        SPNB - MAGUIRE/THOMAS
                                                        [Estoppel Certificate -
                                                        Air Space Lease] 3
to read "Exhibit D." The last sentence in Section 310 of the Lease is incorrect and is hereby deleted.

     R. Right to Inspection and Audit of Records. The reference to "Section 1305" in Section 314 of the Lease is incorrect and is hereby deleted. The reference to "Section 312" in Section 314 of the Lease is incorrect and is hereby revised to read "Section 313."

     S. Leasehold Mortgages. Notwithstanding anything to the contrary contained in the Lease, (a) Lessee is hereby given the express right at any time and from time to time, to mortgage, pledge, assign or otherwise encumber the Leasehold under one or more leasehold mortgages executed by Lessee in favor of any "Holder" (as hereinafter defined) (all without the necessity of obtaining Commission's prior written consent), and (b) if Lessee shall so mortgage, pledge, assign or otherwise encumber the Leasehold, or any part or parts thereof, and if the Holder(s) of such mortgage(s) shall send to Commission a true copy thereof, together with written notice specifying the name and address of the mortgagee(s) and the pertinent recording data with respect to such mortgage(s), Commission agrees that so long as any such leasehold mortgage(s) shall remain unsatisfied of record or until written notice of satisfaction is given by the Holder(s) to Commission, the following provisions shall apply:

          1 Cancellation or Modification of Lease. There shall be no termination, cancellation, surrender or modification of the Lease by Lessee or by joint action of Commission and Lessee without the prior consent in writing of each Holder.

          2 Notice to Leasehold Mortgagee. Commission shall, upon serving Lessee with any notice pursuant to the provisions of the Lease, simultaneously serve a copy of the same upon each Holder who has previously provided its address to Commission. No notice by Commission to Lessee pursuant to the provisions of the Lease shall be deemed to have been served unless and until a copy thereof shall have been served upon each Holder as set forth herein.

          3 Performance of Lessee's Obligations. Each Holder shall have the right, but not the obligation, at any time prior to termination of the Lease and without payment of any penalty, to pay all of the rents due thereunder, to effect any insurance, to pay any taxes or assessments, to make any repairs or improvements, to do any other act or thing required of Lessee under the Lease, and to do any act or thing which may be necessary and proper to be done in the performance and observance of the agreements, covenants and conditions


                                                         SPNB - MAGUIRE/THOMAS
                                                         [Estoppel Certificate -
                                                          Air Space Lease] 4
to prevent termination of the Lease. Each Holder and its agents and contractors shall have full access to the Demised Premises for purposes of accomplishing any of the foregoing. Any of the foregoing done by any Holder shall be as effective to prevent a termination of the Lease as the same would have been if done by Lessee.

          4    Cure of Lessee's Default. Anything contained in the Lease
notwithstanding, if any default shall occur which, pursuant to any provision of the Lease, purportedly entitles Commission to terminate the Lease, Commission shall not be entitled to terminate the Lease, and the notice shall be rendered void, unless (1) Commission, following the expiration of any periods of time given Lessee in the Lease to cure such default or breach, shall have given written notice to each Holder stating Commission's intent to terminate the Lease, and (2) within 60 days after such written notice is given, no Holder shall either:

          (a) cure the default if the same consists of the nonperformance by Lessee of a covenant or condition of the Lease requiring the payment of money by Lessee to Commission; or

          (b) if the default or breach does not involve such a covenant or condition, either (i) cure such default or breach, or (ii)(A) commence, or cause any trustee under the leasehold mortgage to commence, and thereafter to diligently pursue to completion steps and proceedings to foreclose on the interests covered by the mortgage, and (B) perform or cause the performance of all of the covenants and conditions of the Lease requiring the payment of money by Lessee to Commission until such time as the Leasehold shall be sold upon foreclosure pursuant to the mortgage or shall be transferred upon judicial foreclosure or by deed or assignment in lieu of foreclosure. Any default or breach which is not susceptible of being cured by each Holder shall be deemed cured if any Holder shall diligently pursue to completion steps and proceedings to foreclose under the leasehold mortgage as provided above.

          5    Conditions to Lease Termination. All right of Commission to terminate the Lease as the result of the occurrence of any default shall be subject to, and conditioned upon, Commission having first given to each Holder the written notices as required under paragraphs 2 and 4, above, and all Holders having failed to remedy such default or acquire the Leasehold


                                                        SPNB - MAGUIRE/THOMAS
                                                        [Estoppel Certificate -
                                                        Air Space Lease] 5
or commence foreclosure or other appropriate proceedings in the nature thereof as set forth in paragraph 4, above.

          6 Extended Period to Foreclose. If any Holder is prohibited from commencing or prosecuting foreclosure or other appropriate proceedings in the nature thereof by any process or injunction issued by any court or by reason of any action by any court having jurisdiction of any bankruptcy or insolvency proceeding involving Lessee, the times specified in paragraph 4, above, for commencing or prosecuting foreclosure or other proceedings shall be extended for the period of the prohibition; provided that the Holder shall have fully cured any default in the payment of any monetary obligations of Lessee under the Lease and shall continue to pay currently those monetary obligations as and when the same fall due.

          7 Loss Payable Endorsement to Insurance Policy. Commission agrees that the name of the senior most Holder may be added as the primary loss payee to the "Loss Payable Endorsement" attached to any and all insurance policies required to be carried by Lessee under the Lease.

          8 New Lease with Mortgagee. In the event of termination of the Lease for any reason (including without limitation by reason of any default by Lessee, or by reason of the disaffirmance thereof by a receiver, liquidator or trustee for Lessee or its property), Commission, if requested by any Holder, will enter into a new lease of the Demised Premises with the most senior Holder requesting a new lease, which new lease shall commence as of the date of termination of the Lease and shall run for the remainder of the Lease term, at the same rent, additional rent, and supplemental rent and upon the same terms, provisions, covenants and agreements, and subject to the rights, if any, of any parties then in possession of any part of the Demised Premises, provided:

          (a) The Holder shall make written request upon Commission for the new lease within 30 days after the date of termination;

          (b) The Holder shall pay to Commission at the time of the execution and delivery of the new lease any and all sums which would, at the time of the execution and delivery thereof, be due and unpaid pursuant to the Lease but for its termination, and in addition thereto any expenses, including reasonable attorneys' fees, to which Commission shall have been subjected by reason of Lessee's default;


                                                         SPNB - MAGUIRE/THOMAS
                                                         [Estoppel Certificate -
                                                          Air Space Lease] 6

          (c) The Holder shall perform and observe all covenants in the Lease to be performed and observed by Lessee, and shall further remedy any other conditions which Lessee under the terminated Lease was obligated to perform under its terms, to the extent the same are curable or may be performed by the Holder;

          (d) The new lease shall be expressly made subject to the rights, if any, of Lessee under the terminated Lease; and

          (e) The tenant under the new lease shall have the same right, title and interest in and to the buildings and improvements on the Demised Premises as Lessee had under the terminated Lease immediately prior to its termination.

          9   New Lease Prior to Fee Mortgages. Any new lease made pursuant to paragraph 8, above, shall be prior to any mortgage, deed of trust, or other lien, charge, or encumbrance on the fee of the Demised Premises made subsequent to the leasehold mortgage of the Holder obtaining the new lease, and shall be accompanied by a quit-claim conveyance of title to the improvements (free of any mortgage, deed of trust, lien, charge, or encumbrance created by Commission after the recordation of this Certificate) for a term of years equal to the term of the new lease, subject to the reversion in favor of Commission upon expiration or sooner termination of the new lease.

          10   No Obligation to Enter into New Lease. Nothing herein contained shall require any Holder to enter into a new lease pursuant to paragraph 8, above, nor to cure any default of Lessee referred to above.

          11   Foreclosure without Commission's Consent. Subject to
Commission's right under Section T to cure any default on the part of Lessee under the Lease, neither foreclosure of any leasehold mortgage (or any sale thereunder), whether by judicial proceedings or by virtue of any power contained in the leasehold mortgage, nor any conveyance of the Leasehold from Lessee to any Holder or its designee through, or in lieu of, foreclosure or other appropriate proceedings in the nature thereof, shall require the consent of Commission or constitute a breach of any provision of, or a default under, the Lease, and upon such foreclosure, sale or conveyance, Commission shall recognize the purchaser or other transferee in connection therewith as the Lessee under the Lease.


                                                        SPNB - MAGUIRE/THOMAS
                                                        [Estoppel Certificate -
                                                        Air Space Lease] 7

          12 Holder's Liability under New Lease. If any Holder or any designee of it becomes the Lessee under the Lease or under any new lease obtained pursuant to paragraph 8, above, the Holder or its designee shall be personally liable for the obligations of Lessee under this Lease or new lease only to the extent that they arise during the period of time that the Holder or its designee constitutes the actual beneficial holder of the leasehold estate. The Holder's, or its designee's, right thereafter to assign the Lease or the new lease shall not be subject to any restriction or consent requirement.

          13 Removal of Lessee from Demised Premises. If a Holder shall elect to demand a new lease, Commission agrees, at the request of, on behalf of and at the expense of the Holder, upon a guaranty, indemnity and/or other assurance from it reasonably satisfactory to Commission, to institute and pursue diligently to conclusion the appropriate legal remedy or remedies to oust or remove the original Lessee from the Demised Premises, but not any subtenants actually occupying the Demised Premises or any part thereof.

          14 Restriction on Subleases. Unless and until Commission has received notice from each Holder that the Holder elects not to demand a new lease as provided in paragraph 8, above, or until the period therefor has expired, Commission shall not cancel or agree to the termination or surrender of any existing subleases nor enter into any new subleases hereunder without the prior written consent of the Holder(s).

          15 Distribution of Insurance and Condemnation Proceeds. The proceeds from any insurance policies and the proceeds arising from a condemnation shall be paid to and held by the Holder of the senior most leasehold mortgage and applied in accordance with the provisions of such leasehold mortgage, or, if no Holder exists, in accordance with the Lease. Each of Commission and Borrower hereby waive any rights it may have to terminate the Lease under California Civil Code Sections 1932 or 1933 or California Code of Civil Procedure Section 1265.130 or any similar statutes permitting the termination of a lease upon the taking or destruction of all or any part of the property being leased.

          16 Participation in Proceedings. The parties hereto shall give all Holder(s) notice of any arbitration or condemnation proceedings, or of any pending adjustment of insurance claims, and any Holder shall have the right to intervene therein and shall be made a party to such proceedings (provided however, that Bank's rights to intervene shall be limited by the terms and provisions of the Loan Agreement). The parties


                                                         SPNB - MAGUIRE/THOMAS
                                                         [Estoppel Certificate -
                                                          Air Space Lease] 8
hereto do hereby consent to such intervention. If any Holder shall not elect to intervene or become a party to the proceedings, that Holder shall receive notice and a copy of any award or decision made in connection therewith.

          17   Amendments to Lease. Commission and Lessee shall cooperate in including in the Lease by suitable amendment from time to time any provision which may be reasonably requested by any proposed institutional Holder for the purpose of implementing the mortgagee-protection provisions contained in
Section 902 of the Lease and of allowing that Holder reasonable means to protect or preserve the lien of its leasehold mortgage upon the occurrence of a default under the terms of the Lease. Commission and Lessee each agree to execute and deliver (and to acknowledge, if necessary, for recording purposes) any agreement necessary to effect any such amendment; provided, however, that any such amendment shall not in any way affect the term or rent under the Lease nor otherwise in any material respect adversely affect any rights of Commission under the Lease.

          18   Definitions. The term "mortgage," whenever used herein, shall include whatever security instruments are used in the locale of the Demised Premises, such as, without limitation, deeds of trust, security deeds, and conditional deeds, as well as financing statements, security agreements and other documentation required pursuant to the Uniform Commercial Code. The term "mortgage," whenever used herein, shall also include any instruments required in connection with a sale-leaseback transaction. The term "mortgagee" shall include the Holder of the secured position under each of the foregoing types of instruments, including but not limited to the beneficiary under a deed of trust, the secured party under a security agreement and the lessor in a sale-leaseback transaction. The term "Holder," whenever used herein, shall include (a) Bank, (b) any institutional or non-institutional lender making any loan or loans, the proceeds of which are used, in whole or in part, to pay all or any part of the Loan, (c) if Bank or any other person or entity acquires all or any part of Lessee's interest in the Demised Premises in connection with the exercise by Bank or any other lender of their respective rights or remedies (or in lieu thereof), any institutional or non-institutional lender making any loan to Bank or such other person or entity, (d) any institutional or non-institutional lender making any loan to any other person or entity succeeding to the interest of Bank or such other person or entity in the Demised Premises, and (e) their respective successors and assigns.

                                                        SPNB - MAGUIRE/THOMAS
                                                        [Estoppel Certificate -
                                                        Air Space Lease] 9

          19 No Preclusion of Leasehold Mortgages. Commission shall not mortgage or otherwise encumber its interest in the Demised Premises in such a way as to preclude or hinder Lessee, or the subtenants of Lessee, from obtaining leasehold mortgages as provided herein.

          20 Cure of Defaults under Mortgage on Fee Interest. In the event of any default under a mortgage which (a) encumbers Commission's interest in the Property and (b) is prior to this Lease, Lessee may cure such default and deduct all amounts reasonably expended in so doing from the next installment(s) of rent under the Lease.

     T. Commission's Right to Cure Lessee's Defaults. Commission shall have and may exercise all rights to cure Lessee's defaults under Bank's leasehold mortgage provided Commission pursuant to California Code Section 2924 et seq. (and, notwithstanding anything to the contrary contained in the Lease, Commission's sole rights to cure Lessee's defaults under Bank's leasehold mortgage shall be those provided Commission pursuant to California Code of Civil Procedure Section 2924 et seq.).

     U. Reconstruction of Parking Facility. Commission shall not permit the Pasadena Parking Authority or the City of Pasadena to use insurance proceeds or self-insurance to repay all or any part of the Parking Facility Certificates upon the occurrence of damage to or destruction of the Parking Facility unless the Holder of the senior leasehold mortgage has given its consent thereto, which consent shall not be unreasonably withheld.

     V. Eminent Domain. The reference to "Section 1211" in Section 1100(2)(b) of the Lease is incorrect and is hereby revised to read "Section 1209."

     W. Defaults. The reference to "Section 1212" in Section 1201 of the Lease is incorrect and is hereby revised to read "Section 1210."

     X. Option to Purchase. The reference to "third paragraph of Section 302" in Section 1311 of the Lease is incorrect and is hereby revised to read "fourth paragraph of Section 302." If Lessee exercises its option to purchase any portion of the Demised Premises pursuant to Section 1311 of the Lease, Lessee's option to purchase the remaining portion of the Demised Premises shall continue in full force and effect.


                                                         SPNB - MAGUIRE/THOMAS
                                                         [Estoppel Certificate -
                                                          Air Space Lease] 10

          Y. Entire Agreement. The reference to "forty (40) pages" in Section 1400 of the Lease is incorrect and is hereby revised to read "forty-six (46) pages."

          Z. Contest of Laws. Lessee shall have the right to contest by appropriate legal proceedings, without cost or expense to Commission, the validity of any law, ordinance, order, rule, regulation or requirement, provided, however, that, upon request by Commission, Lessee shall first furnish to Commission a bond, in form and amount, and issued by a surety company, reasonably satisfactory to Commission, guaranteeing to Commission compliance by Lessee with such law, ordinance, order, rule, regulation or requirement, and indemnifying Commission against any and all liability, loss and damage which Commission may sustain by reason of Lessee's failure or delay in complying therewith, and provided further, that Commission shall not be subjected to any risk of criminal liability by reason of any such contest.

          AA.  Legal Description of the Demised Premises. In accordance with
Section 104 of the Lease, Commission and Lessee hereby substitute the legal description of the Demised Premises attached hereto as Exhibit "A" in place of Exhibit "B" to the Lease. All references in the Lease to the Demised Premises shall mean the Demised Premises as described in Exhibit "A" attached hereto.

          BB. Successors and Assigns. All rights herein granted to Lessee shall also apply to every successor and assign of Lessee (including, but not limited to, any sublessee of all or substantially all of the Demised Premises). All rights herein granted to any Holder of Lessee shall also apply to any Holder of any successor or assign of Lessee (including, but not limited to, any sublessee of all or substantially all of the Demised Premises).

          CC. Agreement of Lessee. Lessee joins in this Certificate to evidence its agreement to all of the terms and conditions of this Certificate. The agreements contained herein shall be binding upon and shall inure to the benefit of Commission, Lessee, Bank and their respective successors and assigns. Commission understands and acknowledges that Bank is relying



                                                          SPNB - MAGUIRE/THOMAS
                                                         [Estoppel Certificate -
                                                           Air Space Lease]  11
upon this Certificate in making the Loan. Notice of acceptance of this Certificate by Bank is waived.

                        "Commission":

                              THE PASADENA COMMUNITY DEVELOPMENT
                              COMMISSION


                                   By       /s/ [SIGNATURE ILLEGIBLE]
                                      -------------------------------------
                                           Chief Administrative Officer


                              DATE EXECUTED BY COMMISSION:

                              DECEMBER 3, 1987


                        "Lessee":

                              MAGUIRE/THOMAS PARTNERS/PASADENA
                              CENTER, LTD., a California limited
                              Partnership


                                   By MAGUIRE/THOMAS PARTNERS-
                                      PASADENA, LTD., A CALIFORNIA
                                      LIMITED PARTNERSHIP,
                                      General Partner


                                            By MAGUIRE/THOMAS PARTNERS,
                                               INC., A California
                                               corporation,
                                               General Partner


                                                  By     /s/ JAMES A. THOMAS
                                                     ---------------------------
                                                           James A. Thomas
                                                             Co-Chairman
                                                     ---------------------------
                                                        Printed Name and Title


                                                  By    /s/ EDWARD D. FOX, JR.
                                                     ---------------------------
                                                          Edward D. Fox, Jr.
                                                               President
                                                     ---------------------------
                                                        Printed Name and Title



                                                     SPNB - MAGUIRE/THOMAS
                                                     [Estoppel Certificate -
                                                     Air Space Lease] 12

Approved as to form:

VICTOR J. KALETA
City Attorney


By /s/ VICTOR J. KALETA
  ----------------------------------
   Commission General Counsel


     Approved as to form:

     KANE, BALLMER & BERKMAN


     By /s/ JAMES DEXTER CLARK
       -----------------------------
        James Dexter Clark
        Commission Special Counsel




                                                        SPNB - MAGUIRE/THOMAS
                                                        [Estoppel Certificate -
                                                        Air Space Lease] 13

STATE OF CALIFORNIA    )
                       ) ss.
COUNTY OF LOS ANGELES  )


     On November 30, 1987, before me, the undersigned, a notary public in and for the State of California, duly commissioned and sworn, personally appeared Donald F. McIntyre, (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as chief administrative officer of the Pasadena Community Development Commission, the public body corporation and politic that executed the within instrument, and acknowledged to me that such body corporate and politic executed the within instrument pursuant to a Resolution.


        OFFICIAL SEAL                            /s/ REBECCA L. BANOS
      REBECCA L. BANOS                           -------------------------------
  NOTARY PUBLIC-CALIFORNIA                       Notary Public in and for
    LOS ANGELES COUNTY                           said County and State
NY COMM. EXP. MAR. 16, 1990
                                                 My commission expires:
     (Notarial Seal)                             March 16, 1990

STATE OF CALIFORNIA      )
                         )  ss.
COUNTY OF LOS ANGELES


          On December 1, 1987, before me, the undersigned, personally appeared JAMES A. THOMAS and EDWARD D. FOX, JR., personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed this instrument as Co-Chairman and President of MAGUIRE/THOMAS PARTNERS, INC., a California corporation, and acknowledged to me (1) that said corporation executed it pursuant to its by-laws or a resolution of its board of directors, as a general partner of MAGUIRE/THOMAS PARTNERS-PASADENA, LTD., A CALIFORNIA LIMITED PARTNERSHIP, and (2) that said partnership executed it as a general partner of MAGUIRE/THOMAS PARTNERS/PASADENA CENTER, LTD., A CALIFORNIA LIMITED PARTNERSHIP, and (3) that said partnership executed it.

                                             /s/ TOSHIE FUJITA
                                             -----------------------------
                                             Notary Public in and for said
                                             County and State

                                             My commission expires: May 9, 1988


(Notarial Seal)

[SEAL]

OFFICIAL SEAL
TOSHIE FUJITA
NOTARY PUBLIC - CALIFORNIA
LOS ANGELES COUNTY
My comm expires MAY 9, 1988